Filed pursuant to Rule 497
Securities Act Registration No. 333-187324

Prospectus Supplement
(To Prospectus dated January 17, 2014)

6,000,000 Shares

MEDLEY CAPITAL CORPORATION

Common Stock

We are offering for sale 6,000,000 shares of our common stock. Our common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “MCC.” The last reported sale price of our common stock on April 22, 2014 was $13.54 per share. As of March 31, 2014, our estimated net asset value, or NAV, per share was between $12.68 and $12.74. See “Price Range of Common Stock and Distributions.”

Investing in our common stock involves certain risks. See “Risks” beginning on page 9 of the accompanying prospectus and “Supplementary Risks” beginning on page S-8 of this prospectus supplement to read about factors you should consider before investing in our common stock.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$13.25	$79,500,000
Underwriting discount	$0.430625	$2,583,750
Proceeds to us, before expenses	$12.819375	$76,916,250

We have granted the underwriters the option to purchase up to an additional 900,000 shares from us on the same terms and conditions set forth above.

The underwriters expect to deliver the shares against payment in New York, New York on April 28, 2014.

Joint Book-Running Managers

Goldman, Sachs & Co.	Barclays	Credit Suisse	J.P. Morgan

Co-Managers

BB&T Capital Markets

Janney Montgomery Scott

Ladenburg Thalmann & Co. Inc.

MLV & Co.

Gilford Securities Incorporated

  Maxim Group LLC

  National Securities Corporation

Prospectus Supplement dated April 23, 2014

PROSPECTUS SUPPLEMENT

PROSPECTUS

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ABOUT THIS PROSPECTUS SUPPLEMENT

You should read this prospectus supplement along with the accompanying prospectus carefully before you invest in our common stock. This prospectus supplement and the accompanying prospectus contain the terms of this offering of common stock. The accompanying prospectus contains information about our securities generally, some of which does not apply to the common stock covered by this prospectus supplement. This prospectus supplement may add, update or change information contained in the accompanying prospectus. If the information in this prospectus supplement is inconsistent with any information contained in the accompanying prospectus, the information in this prospectus supplement will apply and will supersede the inconsistent information contained in the accompanying prospectus.

It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus supplement.

We and the underwriters have not authorized any person to provide you with any information other than the information contained in this prospectus supplement and the accompanying prospectus that is required to be filed with the SEC. We and the underwriters take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. We and the underwriters are not making an offer to sell our common stock in any jurisdiction where the offer or sale is not permitted. You should assume that information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement constitute forward-looking statements, which relate to future events or our future performance or financial condition. In addition to factors identified elsewhere in this prospectus supplement, including the risks set forth in the section entitled “The Offering” beginning on page S-7 of this prospectus supplement and the “Risks” beginning on page 9 of the accompanying prospectus, the risks set forth in the section entitled “Supplementary Risks” on page S-8 of this prospectus supplement, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;
•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;
•	the relative and absolute investment performance and operations of our investment adviser;
•	the impact of increased competition;
•	the impact of future acquisitions and divestitures;
•	our business prospects and the prospects of our portfolio companies;
•	limitations on entering into transactions with our affiliates in the absence of regulatory relief;
•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or our investment adviser, MCC Advisors LLC;
•	our contractual arrangements and relationships with third parties;
•	any future financings by us;
•	the ability of our investment adviser, MCC Advisors LLC, to attract and retain highly talented professionals;
•	fluctuations in foreign currency exchange rates;
•	the impact of changes to tax legislation and, generally, our tax position;
•	the unfavorable resolution of legal proceedings; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

This prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance, for any reason, including those described under “Risks” in the accompanying prospectus and the risks set forth in the section entitled “Supplementary Risks” on page S-8 of this prospectus supplement.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights selected information contained elsewhere in this prospectus supplement and the accompanying prospectus. This is only a summary and does not contain all of the information you should consider before investing in our common stock. You should read this prospectus supplement and the accompanying prospectus, especially the risks discussed under “Risks” in the accompanying prospectus and the risks set forth in the section entitled “Supplementary Risks” on page S-8 of this prospectus supplement, before making an investment decision.

Except as otherwise indicated, the terms “we”, “us”, “our”, “Medley Capital” and the “Company” in this prospectus supplement refer to Medley Capital Corporation, a Delaware corporation, and its subsidiaries for the periods after our consummation of the formation transaction, which occurred in January 2011, and to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described in the accompanying prospectus. “MCC Advisors” and “Adviser” refer to MCC Advisors LLC, our investment adviser. “Medley” refers collectively to the activities and operations of Medley LLC, Medley Capital LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital

Medley Capital Corporation is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. We have elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation, and we intend to operate in a manner so as to maintain our RIC tax treatment. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”), pursuant to an investment management agreement.

Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

Our investment activities are managed by our investment adviser, MCC Advisors, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Jeff Tonkel, also serve as the principals of MCC Advisors (“Principals”) and have worked together for over ten years, during which time they have focused on implementing their private debt strategy. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office space, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Portfolio

The total value of our investments, including cash and cash equivalents, was $864.6 million at December 31, 2013. As of December 31, 2013, our portfolio consisted of investments in 63 portfolio companies with a fair value of approximately $818.5 million. As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and at fair value were approximately $13.2 million and $13.0 million, and $26.0 million and $26.0 million, respectively, and we had approximately $46.1 million of cash and equivalents. As of December 31, 2013, our income-bearing investment portfolio, which represented nearly 99.4% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 13.6%, and 60.2% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 39.8% bore interest at fixed rates.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of December 31, 2013 (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$450,478	54.3%	$437,669	53.5%
Senior Secured Second Lien Term Loans	290,432	35.0	290,154	35.4
Senior Secured Notes	86,119	10.4	86,185	10.5
Unsecured Debt	257	0.1	257	0.1
Equity/Warrants	2,407	0.2	4,193	0.5
Total	$829,693	100.0%	$818,458	100.0%

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

•	Attractive Yield Opportunity. We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) payment-in-kind (“PIK”) interest, exit fees and warrants. We target investments with an annual gross internal rate of return of 13-18% on an unleveraged basis consisting of cash interest, PIK interest and warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the private debt investor.
•	Downside Protection. We generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We also focus on transaction opportunities in which we can target lower first lien debt/EBITDA ratios, lower loan-to-value (“LTV”) ratios and higher coverage ratios, all of which we believe further reduces the risk of principal loss. We typically target first-lien debt/EBITDA of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x or higher. We believe that the current supply and demand imbalance in the private debt market enables us to employ a conservative strategy that seeks to protect investor capital.
•	Predictability of Returns. We develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because we structure these private debt transactions with contractually binding periodic payments of principal and interest, they are generally less likely to depend on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

•	Reduced Competition Leads to Higher Quality Deal Flow. Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition facilitates higher quality deal flow and allows for greater selectivity throughout the investment process.
•	Lack of Liquidity Creates Attractive Pricing. We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. We believe that gross internal rates of return of 13-18% are available for private debt investments in the current market via cash interest, PIK interest and equity participations.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

•	Experienced Team. The Principals of MCC Advisors have an average of over 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of MCC Advisors’ investment and asset management team include 33 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, GE Capital and Merrill Lynch, Pierce, Fenner & Smith Incorporated. As of December 31, 2013, MCC Advisors’ investment and asset management team has invested, as a group, approximately $3.5 billion in 221 portfolio companies.
•	Focus on Direct Origination. We focus on lending directly to portfolio companies that are underserved by the traditional banking system and seek to avoid broadly marketed and syndicated deals. While we may source transactions via the private equity sponsor channel, most of our efforts focus on originating transactions directly to middle-market borrowers. We target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The challenging credit environment has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.
•	Extensive Deal Flow Sourcing Network and National Presence. Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Historically, as much as half of Medley’s annual origination volume has been derived from repeat and referral channels. We leverage Medley’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley filters through as many as 800 transactions annually through its origination efforts and targets between 25 and 35 transactions per year for execution. Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.
•	Risk Management. We intend to continue the asset management process employed by Medley over the last ten years. In particular, our investment transactions are diversified by asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple investment committee approvals. Following the closing of each transaction, MCC Advisors implements a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: valuation specialists, legal counsel and loan servicers.
•	Restructuring and Workout Experience. The Principals of MCC Advisors and MCC Advisors’ investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Corporate Information

Our administrative and executive offices are located at 375 Park Avenue, 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement, and you should not consider information contained on our website to be part of this prospectus supplement.

Recent Developments

On February 5, 2014, the Company completed a public offering of 6,000,000 shares of its common stock at a public offering price of $14.00 per share, raising approximately $80.9 million in net proceeds after deducting underwriting discounts and commissions and estimated offering expenses.

On February 5, 2014, the Company’s board of directors declared a quarterly dividend of $0.37 per share, which was paid on March 14, 2014, to stockholders of record at the close of business on February 26, 2014.

On February 5, 2014, the Company’s board of directors appointed John D. Fredericks, who currently serves as the General Counsel of Medley LLC, as the Company’s new Chief Compliance Officer effective as of the same date. Also on February 5, 2014, Richard T. Allorto, Jr., the Company’s’ Chief Financial Officer, Chief Compliance Officer and Secretary, tendered to the board of directors his resignation as the Company’s Chief Compliance Officer, while maintaining his other positions with the Company. The Company’s board of directors accepted Mr. Allorto’s resignation effective as of the same date. Mr. Allorto’s resignation as Chief Compliance Officer was intended to allow him to allocate more time to his other positions with the Company, particularly his role as the Company’s Chief Financial Officer, and was not the result of any disagreement with the Company or its compliance practices.

On March 7, 2014, our board of directors elected Jeff Tonkel to serve as a member of the board of directors effective as of March 7, 2014. Mr. Tonkel is a principal of MCC Advisors and is a partner of Medley LLC. In accordance with our Bylaws, Mr. Tonkel is a Class I Director of the Company and his initial term as a director of the Company will expire at the Company’s 2015 Annual Meeting of Stockholders. Accordingly, Mr. Tonkel intends to serve as a member of the board of directors through the date of the 2015 Annual Meeting of Stockholders and stand for re-election at such time.

Mr. Tonkel’s biographical information is as follows:

Jeff Tonkel, 43, is a principal of MCC Advisors and a partner of Medley LLC. Mr. Tonkel is a member of Medley LLC’s Executive Management Committee and oversees its capital markets and structured finance activities. In addition, Mr. Tonkel serves as the President of Sierra Income Corporation, a non-traded business development company, and is a principal of its investment adviser, SIC Advisors LLC. Prior to his time with the Adviser and Medley LLC, Mr. Tonkel was a Managing Director with JP Morgan, where he was Chief Financial Officer of a global financing and markets business. Prior to JP Morgan, Mr. Tonkel was a Managing Director, Principal Investments, with Friedman Billings Ramsey where he focused on Merchant Banking and Corporate Development investments in diversified industrials, energy, real estate and specialty finance. Mr. Tonkel began his investment career with Summit Partners, a leading equity and subordinated debt investor in privately held growth companies. Mr. Tonkel received a B.A. from Harvard University and an M.B.A. from Harvard Business School.

Mr. Tonkel was elected to serve as a member of the board of directors in order to fill the vacancy created by the resignation described below.

On March 7, 2014, Mr. Andrew Fentress tendered to the board of directors and the Company’s Secretary his resignation from his position as a director of the Company. The resignation was effective as of the same date.

Also on March 7, 2014, Mr. Fentress resigned from his position as a principal of MCC Advisors, which was accepted by MCC Advisors and effective as of the same date. As a result, effective as of March 7, 2014, Mr. Fentress will no longer be a member of MCC Advisors’ investment committee.

Mr. Fentress’ decision to resign from the board of directors and from his position as a principal of MCC Advisor was not due to any dispute or disagreement with us or MCC Advisors, or on any matter relating to the Company’s or MCC Advisors’ operations, policies or practices.

As of April 22, 2014, we had $136.2 million outstanding under our Revolving Facility. Outstanding indebtedness under our Revolving Facility bears interest, as of April 22, 2014, at LIBOR plus 3.25% per annum, with no LIBOR floor, which equals 3.44%. The indebtedness under the Revolving Facility was incurred to make investments in portfolio companies in accordance with our investment objective. We expect to continue to borrow under our Revolving Facility to make investments in portfolio companies in accordance with our investment objective depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Exemptive Relief

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded BDC, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief permitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Recent Portfolio and Investment Activity

During the three months ended March 31, 2014, our gross new investment originations totaled $170.7 million and consisted of $139.8 million in 8 new portfolio companies and $30.9 million in 6 existing portfolio companies. During the three months ended March 31, 2014, we had $29.8 million in aggregate amount of exits and repayments, resulting in net investments of $140.9 million for the period.

Preliminary Estimates of Results for the Three Months Ended March 31, 2014

Set forth below are certain preliminary estimates of our financial condition and results of operations for the three months ended March 31, 2014. These estimates are subject to the completion of financial closing procedures and are not a comprehensive statement of our financial results for the three months ended March 31, 2014. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments which may arise between now and the time that our financial results for the three months ended March 31, 2014 are finalized. This information is inherently uncertain.

Our net investment income per weighted average share for the three months ended March 31, 2014 is estimated to be between $0.37 and $0.38. Our estimated NAV per share as of March 31, 2014 was between $12.68 and $12.74.

We currently expect to file our quarterly report on Form 10-Q on or about May 1, 2014. The preliminary financial estimates provided herein have been prepared by, and are the responsibility of, management. Ernst & Young LLP, our independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, Ernst & Young LLP does not express an opinion or any form of assurance with respect thereto.

THE OFFERING

Common stock offered by us
6,000,000 shares of common stock. To the extent that the underwriters sell more than 6,000,000 shares, we have granted the underwriters the option to purchase up to an additional 900,000 shares on the same terms within 30 days of the date of this prospectus.
Common stock outstanding after this offering
52,283,712 shares of common stock
Use of proceeds
To fund new investment opportunities, to repay outstanding indebtedness under our Revolving Facility, and for general corporate purposes.
Distributions on common stock
We intend to distribute quarterly dividends to holders of our common stock out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Tax Matters
See “Tax Matters” beginning on page 109 of the accompanying prospectus for a discussion of material U.S. federal income tax considerations applicable to an investment in shares of our common stock.
New York Stock Exchange symbol
“MCC”
Risks
An investment in our common stock is subject to risks including the following, among others:
• Capital markets are currently in a period of instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments and our dependence on our investment adviser to achieve our investment objective.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
• There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation.
See “Risks” beginning on page 9 of the accompanying prospectus and the risks set forth in the section entitled “Supplementary Risks” on page S-8 of this prospectus supplement for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

SUPPLEMENTARY RISKS

Investing in the common stock involves a high degree of risk. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risks together with the risk factors set forth in the accompanying prospectus before making an investment. The risk factors set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the market price of our common stock could decline, and you may lose part or all of your investment.

Risks Related to Our Business

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;
•	natural disasters such as earthquakes, tornadoes and hurricanes;
•	disease pandemics;
•	events arising from local or larger scale political or social matters, including terrorist acts; and
•	cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to an Investment in Our Securities

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs, SBICs or RICs;
•	exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds or institutional investors to own our common stock and put short-term selling pressure on our common stock;
•	loss of our qualification as a RIC or BDC or our SBIC subsidiary’s status as an SBIC;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MCC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $76,716,250 (approximately $88,253,687.50 if the underwriters exercise their option to purchase additional shares in full), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $200,000 payable by us. We intend to use the net proceeds from the sale of the shares to fund new investment opportunities, to repay the outstanding indebtedness under our Revolving Facility, and for general corporate purposes. Certain of the underwriters and/or their affiliates are lenders under our Revolving Facility and may receive a portion of the net proceeds from this offering. As of April 22, 2014 we had $136.2 million outstanding under our Revolving Facility. We intend to reborrow under our Revolving Facility to make investments in portfolio companies in accordance with our investment objective.

Outstanding indebtedness under our Revolving Facility bears interest, as of April 22, 2014, at LIBOR plus 3.25% annum, with no LIBOR floor, which equals 3.44%. The indebtedness under the Revolving Facility was incurred to make investments in portfolio companies in accordance with our investment objective.

We expect to continue to borrow under our Revolving Facility to make investments in portfolio companies in accordance with our investment objective depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Pending investments as described above, we will invest any remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Adviser — Investment Management Agreement” in the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Medley Capital,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	3.25%
Offering expenses borne by us (as a percentage of offering price)	0.25%
Dividend reinvestment plan expenses	None	(1)
Total stockholder transaction expenses (as a percentage of offering price)	3.50%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.91	%(2)
Incentive fees payable under our Investment Management Agreement	3.39	%(3)
Interest payments on borrowed funds	3.61	%(4)
Other expenses (estimated)	1.73	%(5)
Total annual expenses	11.64%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 4 below for additional information regarding certain assumptions regarding our level of leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$116	$325	$504	$850

(1)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(2)	Our base management fee under the Investment Management Agreement is based on our gross assets, which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes, and are estimated by assuming the base management fee remains consistent with fees incurred for the three months ended December 31, 2013 as a percentage of our average net assets for the period. See “The Adviser — Investment Management Agreement” in the accompanying prospectus.
(3)	Estimated assuming that annual incentive fees earned by our investment adviser, MCC Advisors, remain consistent with the incentive fees earned by MCC Advisors for the three months ended December 31, 2013 as a percentage of our average net assets for the period. The incentive fee consists of two parts:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date).

For a more detailed discussion of the calculation of this fee, see “The Adviser — Investment Management Agreement” in the accompanying prospectus.

(4)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding borrowings are indirectly born by our investors. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 36.4% of our average total assets (average borrowing of $302.3 million out of average total assets of $830.9 million for the three months ended December 31, 2013) and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $16.5 million. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(5)	“Other expenses” are based on the amounts incurred for the three months ended December 31, 2013 as a percentage of our average net assets for the period, annualized, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the Administration Agreement. See “The Adviser — Administration Agreement” in the accompanying prospectus.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of “Incentive Fee Capital Gains” under our investment management agreement. The “Pre-Incentive Fee Net Investment Income” under our investment management agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger a “Pre-Incentive Fee Net Investment Income” of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NYSE on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

CAPITALIZATION

The following table sets forth as of December 31, 2013:

•	Our actual capitalization; and
•	Our actual capitalization as adjusted for the sale of 6,000,000 shares of our common stock in this offering at the public offering price of $13.25 per share, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $200,000 payable by us. The table below does not include any shares that may be issued and sold pursuant to the underwriters’ exercise of their option to acquire additional shares. The as adjusted column also does not take into account income and capital events after December 31, 2013.

The table below also does not take into account the sale of 6,000,000 shares of our common stock that closed on February 5, 2014. We raised approximately $80.9 million in net proceeds in connection with the February 2014 offering. Including the net proceeds from this offering and our February 2014 offering of our common stock, our total assets and our total net assets, as adjusted for such offerings, after deducting underwriting discounts and commissions and estimated offering expenses of approximately $200,000 payable by us, would be $947.0 million and $667.5 million, respectively.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of December 31, 2013
	Actual	As Adjusted
	(unaudited)
Cash and cash equivalents	$46,141,687	$46,157,937
Revolving credit facility payable	95,900,000	19,200,000
Term loan facility payable	120,000,000	120,000,000
7.125% notes due 2019	40,000,000	40,000,000
6.125% notes due 2023	63,500,000	63,500,000
SBA Debentures	44,000,000	44,000,000
Payable for investments purchased	—	—
Management and incentive fees payable, net	7,922,681	7,922,681
Accounts payable and accrued expenses	1,630,027	1,630,027
Administrator expenses payable	671,996	671,996
Deferred revenue	324,480	324,480
Interest and fees payable	1,402,455	1,402,455
Due to affiliate	4,000	4,000
Offering costs payable	110,000	110,000
Total liabilities	375,465,639	298,765,639
Common stock, par value $.001 per share, 100,000,000 shares authorized, 40,199,813 shares issued and outstanding (actual), 46,199,813 shares issued and outstanding respectively (as adjusted)	$40,200	$46,200
Capital in excess of par value	506,686,886	583,397,136
Accumulated undistributed net investment income	14,358,908	14,358,908
Accumulated net realized gain from investments	45,000	45,000
Net unrealized depreciation on investments	(11,235,299)	(11,235,299)
Total net assets	509,895,695	586,611,945
Total liabilities and net assets	$885,361,334	$885,377,584

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Price Range

Our common stock began trading on January 20, 2011, and is currently traded on the NYSE under the symbol “MCC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on the NYSE.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends(3)
Period	NAV(1)	High	Low
Fiscal year ended September 30, 2011
Second quarter(4)	$12.48	$12.18	$11.85	(2.40)%	(5.05)%	$0.16
Third quarter	$12.55	$12.24	$11.00	(2.47)%	(12.35)%	$0.21
Fourth quarter	$12.57	$11.73	$9.65	(6.68)%	(23.23)%	$0.25
Fiscal year ending September 30, 2012
First Quarter	$12.57	$10.56	$8.96	(15.99)%	(28.72)%	$0.28
Second Quarter	$12.63	$11.86	$10.17	(6.10)%	(19.48)%	$0.31
Third Quarter	$12.60	$12.04	$10.72	(4.44)%	(14.92)%	$0.36
Fourth Quarter	$12.52	$14.36	$11.91	14.7%	(4.87)%	$0.36
Fiscal year ending September 30, 2013
First Quarter	$12.69	$14.62	$12.99	15.21%	2.36%	$0.36
Second Quarter	$12.73	$16.15	$14.46	26.87%	13.59%	$0.36
Third Quarter	$12.65	$15.65	$13.06	23.72%	3.24%	$0.37
Fourth Quarter	$12.70	$14.65	$13.04	15.35%	2.68%	$0.37
Fiscal year ending September 30, 2014
First Quarter	$12.68	$14.64	$13.38	15.48%	5.52%	$0.37
Second Quarter	*	$14.72	$13.41	*	*	*
Third Quarter (through April 22, 2014)	*	$13.83	$13.14	*	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	Represents the cash dividend declared for the specified quarter.
(4)	From January 20, 2011 (IPO) to March 31, 2011.
*	Not determinable as of the date hereof.

The last reported price for our common stock on April 22, 2014 was $13.54 per share. As of April 18, 2014, we had 16 stockholders of record.

Distributions

Our dividends, if any, are determined by the board of directors. We have elected and qualified to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must timely distribute to our stockholders at least 90% of our net ordinary income and our realized net short-term capital gains in excess of our realized net long-term capital losses, if any, for each year. We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute to our stockholders in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed in the preceding year.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since completion of our initial public offering.

Dividends Declared
Period	Payment Dates	Per Share
Fiscal year ended September 30, 2011
Second quarter(1)	June 15, 2011	$0.16
Third quarter	September 15, 2011	$0.21
Fourth quarter	December 30, 2011	$0.25
Total		$0.62
Fiscal year ended September 30, 2012
First quarter	March 15, 2012	$0.28
Second quarter	June 15, 2012	$0.31
Third quarter	September 14, 2012	$0.36
Fourth quarter	December 14, 2012	$0.36
Total		$1.31
Fiscal year ended September 30, 2013
First quarter	March 15, 2013	$0.36
Second quarter	June 14, 2013	$0.36
Third quarter	September 13, 2013	$0.37
Fourth quarter	December 13, 2013	$0.37
Total		$1.46
Fiscal year ended September 30, 2014
First quarter	March 14, 2014	$0.37
Total		$0.37

(1)	From January 20, 2011 (IPO) to March 31, 2011.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution in the accompanying prospectus automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

For information regarding the fiscal year ended September 30, 2013, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation” beginning on page 39 of the accompanying prospectus.

Formation Transaction

Prior to the pricing of our initial public offering, Medley Opportunity Fund LP (“MOF LP”) and Medley Opportunity Fund, Ltd. (“MOF LTD”) transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”) in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC.

On January 18, 2011, Medley Capital BDC LLC, a Delaware limited liability company, converted into Medley Capital Corporation, a Delaware corporation. As a result, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On January 20, 2011, Medley Capital Corporation filed an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

On January 20, 2011, we priced our initial public offering and sold 11,111,112 shares of our common stock at $12.00 per share. On February 24, 2011, an additional 450,000 shares of our common stock were sold at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and estimated offering costs, we raised a total of approximately $129.6 million. Our shares began trading on January 20, 2011 on the New York Stock Exchange under the symbol “MCC.”

Overview

We are an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code.

We commenced operations and completed our initial public offering on January 20, 2011. Our investment activities are managed by MCC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Our investment objective is to generate current income and capital appreciation by lending directly to privately-held middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and we must timely distribute to our stockholders at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. We expect our debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases our debt investments may provide for a portion of the interest to be PIK. To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses include the payment of management and incentive fees pursuant to the investment management agreement we have with MCC Advisors and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our management and incentive fees compensate MCC Advisors for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and continued corporate existence;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses incurred by MCC Advisors payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all offerings of common stock and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees and listing fees;
•	U.S. federal, state and local taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or MCC Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs (including travel expenses).

Portfolio and Investment Activity

As of December 31, 2013, our portfolio consisted of investments in 63 portfolio companies with a fair value of approximately $818.5 million. During the three months ended December 31, 2013, we invested $147.6 million in 12 new portfolio companies and $13.0 million in 5 existing portfolio companies, and we had $92.0 million in aggregate amount of exits and repayments, resulting in net investments of $68.6 million for the period.

As of December 31, 2012, our portfolio consisted of investments in 46 portfolio companies with a fair value of approximately $520.7 million. During the three months ended December 31, 2012, we invested $117.2 million in 11 new portfolio companies and $16.0 million in 7 existing portfolio companies, and we had $16.8 million in aggregate amount of exits and repayments, resulting in net investments of $116.4 million for the period.

As of December 31, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $13.2 million and $13.0 million, and $26.0 million and $26.0 million, respectively, and we had approximately $46.1 million of cash and cash equivalents. As of December 31, 2012, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $11.4 million and $11.3 million, and $25.4 million and $25.4 million, respectively, and we had approximately $1.7 million of cash and cash equivalents.

The composition of our investments as of December 31, 2013 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$450,478	54.3%	$437,669	53.5%
Senior Secured Second Lien Term Loans	290,432	35.0	290,154	35.4
Senior Secured Notes	86,119	10.4	86,185	10.5
Unsecured Debt	257	0.1	257	0.1
Equity/Warrants	2,407	0.2	4,193	0.5
Total	$829,693	100.0%	$818,458	100.0%

The composition of our investments as of September 30, 2013 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$418,109	55.2%	$408,802	54.5%
Senior Secured Second Lien Term Loans	253,210	33.4	251,963	33.6
Senior Secured Notes	84,125	11.1	85,262	11.4
Unsecured Debt	255	0.1	255	0.1
Equity/Warrants	1,991	0.2	2,955	0.4
Total	$757,690	100.0%	$749,237	100.0%

As of December 31, 2013, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 56.0%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy, we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of December 31, 2013, our income-bearing investment portfolio, which represented nearly 99.4% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 13.6%, and 60.2% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 39.8% bore interest at fixed rates.

MCC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as MCC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of December 31, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$34,888	4.3%
2	723,574	88.4
3	48,110	5.9
4	7,796	0.9
5	4,090	0.5
Total	$818,458	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$37,618	5.0%
2	650,130	86.8
3	49,396	6.6
4	8,003	1.1
5	4,090	0.5
Total	$749,237	100.0%

Results of Operations

Operating results for the three months ended December 31, 2013 and 2012 are as follows (dollars in thousands):

	For the three months ended December 31
	2013	2012
	($ in thousands)
Total investment income	$31,668	$17,719
Total expenses	14,637	8,102
Net investment income	17,030	9,617
Net realized gains (losses)	45	222
Net unrealized gains (losses)	(2,783)	(226)
Net increase in net assets resulting from operations	$14,293	$9,613

Investment Income

For the three months ended December 31, 2013, investment income totaled $31.7 million, of which $25.1 million was attributable to portfolio interest and $6.6 million to other fee income.

For the three months ended December 31, 2012, investment income totaled $17.7 million, of which $14.8 million was attributable to portfolio interest and $2.9 million to other fee income

Operating Expenses

Operating expenses for the three months ended December 31, 2013 and 2012 were as follows:

	For the three months ended December 31
	2013	2012
	($ in thousands)
Base management fees	$3,665	$2,096
Incentive fees	4,258	2,404
Administrator expenses	672	522
Professional fees	614	292
Interest and financing expenses	4,540	2,317
Directors fees	151	113
Insurance	140	67
General and administrative	597	291
Expenses	$14,637	$8,102

For the three months ended December 31, 2013, total operating expenses increased by $6.5 million, or 80.7%, compared to the three months ended December 31, 2012.

Interest and financing expenses were higher in the three months ended December 31, 2013 than the three months ended December 31, 2012 as a result of increase in commitment on a four-year senior secured revolving credit facility, issuing $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes“), entering into a new five-year senior secured term loan credit facility, issuing $63.5 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes“) and issuing SBA-guaranteed debentures.

Excluding interest and financing expenses, expenses increased for the three months ended December 31, 2013 compared to the three months ended December 31, 2012 due to an increase in professional fees, base management fees, incentive fees, administrative service fees, general administrative expenses and organizational expenses. Professional fees and administrative service fees have increased due to higher legal, audit, valuation services and administrator expenses. Base management fees, which are calculated based on average gross assets, increased due to the growth in the portfolio throughout the period. The incentive fee increased as a result of the increase in pre-incentive fee net investment income.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the three months ended December 31, 2013 and 2012, we recognized $45,000 of realized gains and $0.2 million of realized gains on our portfolio investments, respectfully.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments reflects the net change in the fair value of our investment portfolio. For the three months ended December 31, 2013 and 2012, we had $2.8 million and $0.2 million of unrealized depreciation, respectively, on portfolio investments.

Changes in Net Assets from Operations

For the three months ended December 31, 2013, we recorded a net increase in net assets resulting from operations of $14.3 million compared to a net increase in net assets resulting from operations of $9.6 million for the three months ended December 31, 2012. The difference is attributable to an increase in total investment income offset by an increase in total operating expenses, resulting from portfolio growth and an increase in net unrealized depreciation for the three months ended December 31, 2013, as compared to the same period in the prior year. Based on 40,162,592 and 24,767,375 weighted average common shares outstanding for the three months ended December 31, 2013 and 2012, respectively, our per share net increase in net assets resulting from operations was $0.36 for the three months ended December 31, 2013 compared to a per share net increase in net assets from operations of $0.39 for the three months ended December 31, 2012.

Financial Condition, Liquidity and Capital Resources

As a RIC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Facility and the Term Loan Facility (each as defined below and together, the “Facilities”) and net proceeds from the issuance of notes as well as cash flows from operations.

On January 20, 2011, we completed our IPO and issued 11,111,112 common shares and received net proceeds of $129.6 million.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Revolving Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions.

On March 21, 2012, we issued $40.0 million in aggregate principal amount of the 2019 Notes. The 2019 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”. As of December 31, 2013, $40.0 million in aggregate principal amount of the 2019 Notes were outstanding.

On August 24, 2012, we completed a public offering of 5,750,000 shares, including the underwriters’ full exercise of the option to purchase additional shares, of our common stock at a public offering price of $12.95 per share, raising approximately $71.9 million in net proceeds.

On August 31, 2012, we entered into Amendment No. 1 to the Revolving Facility, and entered into a new senior secured term loan credit facility (the “Term Loan Facility,” and together with the Revolving Facility, the “Facilities”) with ING Capital LLC.

Amendment No. 1 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $125.0 million to $132.5 million; permit the Term Loan Facility; and extend the maturity date from August 4, 2015 to August 31, 2016. Amendment No. 1 to the Revolving Facility also changes the interest rate of the Revolving Facility from (a) Eurocurrency loans from LIBOR + 3.75% per annum, with a 1% LIBOR floor, to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, LIBOR plus 3.75% per annum, with no LIBOR floor, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, LIBOR plus 3.25% per annum, with no LIBOR floor, and (b) alternative base rate loans based, or ABR, on 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5%, LIBOR for a period of three months plus 1% or the ABR Floor of 2% to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, 2.25% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%. As of December 31, 2013, there was $95.9 million outstanding under the Revolving Facility.

Each of the Facilities includes an accordion feature permitting us to expand the Facilities, if certain conditions are satisfied; provided, however, that the aggregate amount of the Facilities, collectively, is capped at $400.0 million.

On September 25, 2012, we closed $5 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $137.5 million.

On December 3, 2012, we completed a public offering of 5,000,000 shares of our common stock at a public offering price of $13.75 per share, raising approximately $66.0 million in net proceeds. On December 19, 2012, we sold an additional 495,263 shares of our common stock at a public offering price of $13.75 per share, raising approximately $6.5 million in net proceeds, pursuant to the underwriters’ partial exercise of the option to purchase additional shares.

On December 7, 2012, we entered into Amendment No. 2 to the Revolving Facility, and entered into Amendment No. 1 to the Term Loan Facility.

Amendment No. 2 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $137.5 million to $182.0 million.

Amendment No. 1 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $55.0 million to $80.5 million. The Term Loan Facility matures on August 31, 2017, bears interest at LIBOR plus 4.00% (with no LIBOR floor, rounded upwards, if necessary, to the next 1/16 of 1%).

On January 23, 2013, we entered into Amendment No. 2 to the Term Loan Facility. Amendment No. 2 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $80.5 million to $100.0 million.

On January 23, 2013, the Company closed $18.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $200.0 million.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of the 2023 Notes. The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol“MCV".

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

On March 28, 2013, we entered into Amendment No. 3 to the Revolving Facility, and entered into Amendment No. 3 to the Term Loan Facility.

Amendment No. 3 to each of the Revolving Facility and the Term Loan Facility amend certain provisions of the Facilities. In particular, the aggregate accordion feature permitting subsequent increases to the Facilities have been increased to an aggregate maximum amount of $400 million, an increase of $100 million from the prior limit of $300 million.

On March 28, 2013, the Company closed $9.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $209.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $105.0 million.

On April 12, 2013, we completed a public offering of 4,000,000 shares of our common stock and an additional 492,271 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $14.70 per share, raising approximately $63.4 million in net proceeds.

On April 18, 2013, the Company closed $1.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $210.0 million.

On May 1, 2013, we entered into Amendment No. 4 to the Revolving Facility, and entered into Amendment No. 4 to the Term Loan Facility.

Amendment No. 4 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $210.0 million to $230.0 million.

Amendment No. 4 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $105.0 million to $115.0 million.

On September 9, 2013, we completed a public offering of 6,900,000 shares of our common stock, which included the full exercise of the underwriters’ option to purchase an additional 900,000 shares, at a public offering price of $14.70 per share, raising approximately $86.6 million in net proceeds.

On September 25, 2013, the Company closed $15.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $245.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $120.0 million.

As of December 31, 2013, we had $46.1 million in cash and cash equivalents. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our reconvened 2013 Annual Meeting of Stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings (subject to certain conditions, including that the number of shares issued in such offerings does not exceed 25% of our then outstanding common stock, at a price below, but no more than 20% below, our then current net asset value) for a period expiring on the earlier of the anniversary of the date of the 2013 Annual Meeting or the date of our 2014 Annual Meeting of Stockholders, which is expected to be held on February 11, 2014. We intend to seek stockholder approval to sell our common stock below NAV at our 2014 Annual Meeting of Stockholders, on the same terms that were approved at our 2013 Annual Meeting of Stockholders.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income each taxable year, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”) received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of December 31, 2013, SBIC LP had $50.0 million in regulatory capital and had $44.0 million SBA-guaranteed debentures outstanding.

Contractual Obligations and Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. As of December 31, 2013, we had commitments under loan and financing agreements to fund up to $45.7 million to 8 portfolio companies. These commitments are primarily composed of senior secured term loans and a revolver. As of September 30, 2013, we had commitments under loan and financing agreements to fund up to $33.1 million to 6 portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments at December 31, 2013 and September 30, 2013 is shown in the table below (dollars in thousands):

	As of
	December 31, 2013	September 30, 2013
Red Skye Wireless LLC	$15,000	$15,000
Wheels Up Partners LLC	11,882	—
Lydell Jewelry Design Studio LLC	5,928	5,928
Be Green Manufacturing and Distribution Centers LLC — Delayed Draw TL	4,167	—
DreamFinders Homes — TLB	2,723	2,723
DLR Restaurants LLC	2,437	4,177
Tenere Acquisition Corp.	2,000	2,000
Be Green Manufacturing and Distribution Centers LLC — Revolver	833	—
Physicians Care Alliance LLC - Revolver	767	767
DreamFinders Homes - TLA	—	2,500
Total	$45,737	$33,095

We have certain contracts under which we have material future commitments. We have entered into an investment management agreement with MCC Advisors in accordance with the 1940 Act. The investment management agreement became effective upon the pricing of our initial public offering. Under the investment management agreement, MCC Advisors has agreed to provide us with investment advisory and management services. For these services, we have agreed to pay a base management fee equal to a percentage of our gross assets and an incentive fee based on our performance.

We have also entered into an administration agreement with MCC Advisors as our administrator. The administration agreement became effective upon the pricing of our initial public offering. Under the administration agreement, MCC Advisors has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. MCC Advisors will also provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

The following table shows our payment obligations for repayment of debt and other contractual obligations at December 31, 2013 (dollars in thousands):

	Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving Facility	$95,900	$—	$95,900	$—	$—
Term Loan Facility	120,000	—	—	120,000	—
7.125% Notes	40,000	—	—	—	40,000
6.125% Notes	63,500	—	—	—	63,500
SBA Debenture	44,000	—	—	— -	44,000
Total contractual obligations	$363,400	$—	$95,900	$120,000	$147,500

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment management agreement and our administration agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, in any taxable year with respect to which we timely distribute to our stockholders at least 90 percent of the sum of our (i) investment company taxable income (which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year to the next tax year. To the extent that we retain our net capital gains or any investment company taxable income, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated U.S. federal income tax, including the U.S. federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)  at least 98.0 percent of our net ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2)  at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and

(3)  income realized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

To the extent our taxable earnings fall below the total amount of our distributions for a taxable year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested or dividends reinvested by a particular stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the dividends declared through the three months ended December 31, 2013:

Date Declared	Record Date	PaymentDate	Amount Per Share
5/11/2011	6/1/2011	6/15/2011	0.16
8/4/2011	9/1/2011	9/15/2011	0.21
11/29/2011	12/15/2011	12/30/2011	0.25
2/2/2012	2/24/2012	3/15/2012	0.28
5/2/2012	5/25/2012	6/15/2012	0.31
8/1/2012	8/24/2012	9/14/2012	0.36
11/1/2012	11/23/2012	12/14/2012	0.36
1/30/2013	2/27/2013	3/15/2013	0.36
5/1/2013	5/27/2013	6/14/2013	0.36
7/31/2013	8/23/2013	9/13/2013	0.37
10/30/2013	11/22/2013	12/13/2013	0.37

Related Party Transactions

Concurrent with the pricing of our initial public offering, we entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our chairman and chief executive officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube and Mr. Jeff Tonkel, two of our directors, are managing partners of MCC Advisors.
•	MCC Advisors provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our administration agreement. We reimburse MCC Advisors for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Medley.”
•	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the initial public offering an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with ours. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with MCC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and MCC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Management Fee

Pursuant to the investment management agreement, we pay our investment adviser a fee for investment management services consisting of two components — a base management fee and an incentive fee.

MCC Advisors receives a base management fee from us payable quarterly in arrears, at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.

The investment management agreement also provides that MCC Advisors is entitled to an incentive fee. The incentive fee consists of the following two parts:

The first, calculated and payable quarterly in arrears is based on our pre-incentive fee net investment income earned during the calendar quarter for which the Incentive Fee is being calculated. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, will be compared to a “hurdle rate” of 2.00% per quarter (8.0% annualized). We will pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

(1)  no incentive fee for any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

(2)  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% (10.0% annualized) in any calendar quarter; and

(3)  20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% (10.0% annualized) in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative realized capital losses and unrealized capital depreciation from (2) our cumulative aggregate realized capital gains. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fee paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We value investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the investments in our portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.
•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	At least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms.
•	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income.  We account for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual.  We place loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. At December 31, 2013, one portfolio company was on non-accrual status with a fair value of approximately $4.1 million, or 0.5% of the fair value of our portfolio. At September 30, 2013, we had one portfolio company on PIK non-accrual status.

Federal Income Taxes

The Company has elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code, commencing with its first taxable year as a corporation, and it intends to operate in a manner so as to maintain its RIC tax treatment. To maintain its RIC status, among other things, the Company is required to meet certain source of income and asset diversification requirements and must timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its net ordinary income for any calendar year, 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year and any income realized but not distributed, in preceeding years. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On February 5, 2014, the Company completed a public offering of 6,000,000 shares of its common stock at a public offering price of $14.00 per share, raising approximately $80.9 million in net proceeds after deducting underwriting discounts and commissions and estimated offering expenses.

On February 5, 2014, the Company’s board of directors declared a quarterly dividend of $0.37 per share payable on March 14, 2014, to stockholders of record at the close of business on February 26, 2014.

On February 5, 2014, Richard T. Allorto, Jr., the Company’s’ Chief Financial Officer, Chief Compliance Officer and Secretary, tendered to the board of directors his resignation as the Company’s Chief Compliance Officer, while maintaining his other positions with the Company. The Company’s board of directors accepted Mr. Allorto’s resignation effective as of the same date. Mr. Allorto’s resignation as Chief Compliance Officer was intended to allow him to allocate more time to his other positions with the Company, particularly his role as the Company’s Chief Financial Officer, and was not the result of any disagreement with the Company or its compliance practices. Also on February 5, 2014, the Company’s board of directors appointed John D. Fredericks, who currently serves as the General Counsel of Medley LLC, as the Company’s new Chief Compliance Officer effective as of the same date.

UNDERWRITING

The Company and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Goldman, Sachs & Co., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC are the representatives of the underwriters.

Underwriters	Number of Shares
Goldman, Sachs & Co.	1,380,000
Barclays Capital Inc.	1,380,000
Credit Suisse Securities (USA) LLC	1,140,000
J.P. Morgan Securities LLC	1,140,000
BB&T Capital Markets, a division of BB&T Securities, LLC	240,000
Janney Montgomery Scott LLC	240,000
Ladenburg Thalmann & Co. Inc.	180,000
MLV & Co. LLC	120,000
Gilford Securities Incorporated	60,000
Maxim Group LLC	60,000
National Securities Corporation	60,000
Total	6,000,000

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

If the underwriters sell more shares than the total number set forth in the table above, we have granted the underwriters an option to buy up to an additional 900,000 shares from us. They may exercise that option for 30 days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table shows the total underwriting discounts and commissions that we are to pay to the underwriters in connection with this offering. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	No Exercise	Full Exercise
Per Share	$0.430625	$0.430625
Total	$2,583,750	$2,971,312.50

We estimate that the total expenses of this offering payable by us (including up to $10,000 in reimbursement of underwriters’ counsel fees), exclusive of the underwriting discount or commission, will be approximately $200,000.

Shares sold by the underwriters to the public will initially be offered at the public offering price set forth on the cover of this prospectus supplement. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $0.430625 per share from the public offering price. If all the shares are not sold at the public offering price, the underwriters may change the offering price and the other selling terms. The offering of the shares by the underwriters are subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

The Company and the directors and executive officers of the Company have agreed with the underwriters, subject to certain exceptions, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of or hedge any shares of common stock, during the period of 30 days from the date of this prospectus supplement, except with the prior written consent of the underwriters.

The 30-day restricted period described in the preceding paragraph will be automatically extended if:
(1) during the last 17 days of the 30-day restricted period we issue an earnings release or announce material news or a material event; or (2) prior to the expiration of the 30-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 30-day restricted period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event.

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than it is required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising its option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase additional shares pursuant to the option granted to it. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own account, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

Hong Kong

The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Switzerland

This prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations (“CO”) and the shares will not be listed on the SIX Swiss Exchange. Therefore, this prospectus may not comply with the disclosure standards of the CO and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

Other

The Company has agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act.

The underwriters and their affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have in the past and may in the future perform various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

Certain of the underwriters and/or their affiliates are lenders under the Company's Revolving Facility and may receive a portion of the net proceeds from this offering. For example, affiliates of Goldman, Sachs & Co., Barclays Capital Inc. and Credit Suisse Securities (USA) LLC are lenders under the Revolving Facility.

VALIDITY OF COMMON STOCK

The validity of the shares of common stock offered hereby will be passed upon for Medley Capital Corporation by Sutherland, Asbill & Brennan LLP, Washington, DC. The validity of the shares of common stock offered hereby will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

EXPERTS

Ernst & Young LLP, our independent registered public accounting firm, has audited our consolidated financial statements for the years ended September 30, 2013, 2012 and 2011 as set forth in their report. We have included our financial statements in the accompanying prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering by this prospectus supplement. This prospectus supplement does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the common stock we are offering, please refer to the registration statement.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com.

F-1

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	December 31, 2013	September 30, 2013
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $820,250,368 and $748,405,904, respectively)	$809,125,056	$740,097,249
Affiliated investments (amortized cost of $9,442,829 and $9,283,640, respectively)	9,332,842	9,139,377
Total investments at fair value	818,457,898	749,236,626
Cash and cash equivalents	46,141,687	8,557,899
Interest receivable	9,051,975	9,607,539
Deferred financing costs, net	8,874,652	8,523,291
Other assets	293,760	249,388
Receivable for paydown of investments	2,186,043	—
Deferred offering costs	355,319	218,681
Total assets	$885,361,334	$776,393,424
LIABILITIES
Revolving credit facility payable	$95,900,000	$2,500,000
Term loan payable	120,000,000	120,000,000
Notes payable	103,500,000	103,500,000
SBA debentures payable	44,000,000	30,000,000
Payable for investments originated and purchased	—	54,013
Management and incentive fees payable, net	7,922,681	6,899,653
Accounts payable and accrued expenses	1,630,027	1,305,361
Administrator expenses payable	671,996	701,208
Deferred revenue	324,480	255,922
Interest and fees payable	1,402,455	1,155,524
Due to affiliate	4,000	82,083
Offering costs payable	110,000	105,205
Total liabilities	$375,465,639	$266,558,969
Commitments and contingencies (See note 8)
NET ASSETS
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 40,199,813 and 40,152,904 common shares issued and outstanding, respectively	$40,200	$40,153
Capital in excess of par value	506,686,886	506,062,597
Accumulated undistributed net investment income	14,358,908	12,184,623
Accumulated undistributed net realized gain/(loss) from investments	45,000	—
Net unrealized appreciation/(depreciation) on investments	(11,235,299)	(8,452,918)
Total net assets	509,895,695	509,834,455
Total liabilities and net assets	$885,361,334	$776,393,424
NET ASSET VALUE PER SHARE	$12.68	$12.70

See accompanying notes to consolidated financial statements.

F-2

Medley Capital Corporation

Consolidated Statements of Operations

	For the three months ended December 31
	2013	2012
	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-controlled/Non-affiliated investments	$24,689,890	$14,470,967
Affiliated investments	393,046	368,536
Total interest income	25,082,936	14,839,503
Interest from cash and cash equivalents	1,954	1,103
Other fee income (See note 9)	6,583,348	2,878,876
Total investment income	31,668,238	17,719,482
EXPENSES
Base management fees	3,664,966	2,095,956
Incentive fees	4,257,715	2,404,282
Interest and financing expenses	4,540,246	2,317,286
Administrator expenses	671,996	522,044
Professional fees	614,323	292,113
Directors fees	151,125	112,536
Insurance	139,565	67,436
General and administrative	597,443	290,702
Total expenses	14,637,379	8,102,355
NET INVESTMENT INCOME	17,030,859	9,617,127
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	45,000	221,920
Net unrealized appreciation/(depreciation) on investments	(2,782,381)	(226,444)
Net gain/(loss) on investments	(2,737,381)	(4,524)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,293,478	$9,612,603
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$0.36	$0.39
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$0.42	$0.39
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 11)	40,162,592	24,767,375
DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.36

See accompanying notes to consolidated financial statements.

F-3

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the three months ended December 31
	2013	2012
	(unaudited)	(unaudited)
INCREASE FROM OPERATIONS:
Net investment income	$17,030,859	$9,617,127
Net realized gain/(loss) from investments	45,000	221,920
Net unrealized appreciation/(depreciation) on investments	(2,782,381)	(226,444)
Net increase/(decrease) in net assets from operations	14,293,478	9,612,603
SHAREHOLDER DISTRIBUTIONS:
Distributions declared from net investment income	(14,856,574)	(8,319,687)
Net decrease in net assets from shareholder distributions	(14,856,574)	(8,319,687)
CAPITAL SHARE TRANSACTIONS:
Issuance of common stock, net of underwriting costs (0 and 5,495,263 shares, respectively)	—	72,537,472
Offering costs	—	(164,090)
Issuance of common stock under dividend reinvestment plan (46,909 and 56,544 shares, respectively)	624,336	742,366
Net increase in net assets from common share transactions	624,336	73,115,748
Total increase/(decrease) in net assets	61,240	74,408,664
Net assets at beginning of period	509,834,455	289,339,231
Net assets at end of period including accumulated undistributed net investment income of $14,358,908 and $6,857,075, respectively	$509,895,695	$363,747,895
Net asset value per common share	$12.68	$12.69
Common shares outstanding at end of period	40,199,813	28,662,049

See accompanying notes to consolidated financial statements.

F-4

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the three months ended December 31
	2013	2012
	(unaudited)	(unaudited)
Cash flows from operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$14,293,478	$9,612,603
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Investment increases due to paid-in-kind interest	(3,197,006)	(2,157,838)
Net amortization of premium/(discount) on investments	(107,987)	(177,148)
Amortization of deferred financing costs	495,788	266,601
Net realized (gain)/loss from investments	(45,000)	(221,920)
Net unrealized (appreciation)/depreciation on investments	2,782,381	226,444
Proceeds from sale and settlements of investments	110,806,727	38,845,811
Purchases and originations	(179,460,387)	(155,260,446)
(Increase)/decrease in operating assets:
Interest receivable	555,564	(2,139,102)
Other assets	(44,372)	(309,215)
Receivable for paydown of investments	(2,186,043)	—
Increase (decrease)/in operating liabilities:
Payable for investments purchased	(54,013)	(10,212,300)
Accounts payable and accrued expenses	324,666	(148,756)
Management and incentive fees payable, net	1,023,028	985,466
Administrator expenses payable	(29,212)	56,632
Interest and fees payable	246,931	(755,711)
Deferred revenue	68,558	(10,463)
Due to affiliate	(78,083)	(12,978)
NET CASH USED BY OPERATING ACTIVITIES	(54,604,982)	(121,412,320)
Cash flows from financing activities
Proceeds from issuance of common stock, net of underwriting costs	624,336	73,279,838
Offering cost paid	(131,843)	(134,250)
Borrowings on debt	115,100,000	113,200,000
Paydowns on debt	(7,700,000)	(58,700,000)
Financing cost paid	(847,149)	(1,140,596)
Payments of cash dividends	(14,856,574)	(8,319,687)
NET CASH PROVIDED BY FINANCING ACTIVITIES	92,188,770	118,185,305
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	37,583,788	(3,227,015)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,557,899	4,893,616
CASH AND CASH EQUIVALENTS, END OF PERIOD	$46,141,687	$1,666,601
Supplemental Information:
Interest paid during the period	$3,778,184	$2,787,493
Supplemental non-cash information
Paid-in-kind interest income	$2,741,715	$2,157,838
Net amortization of premium/(discount) on investments	$107,987	$177,148
Amortization of deferred financing costs	$(495,788)	$(266,601)
Issuance of common stock in connection with dividend reinvestment plan	$624,336	$742,366

See accompanying notes to consolidated financial statements.

F-5

Medley Capital Corporation

Consolidated Schedule of Investments
December 31, 2013
(unaudited)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Non-Controlled/Non-Affiliated Investments:
Accupac, Inc.	Containers, Packaging and Glass	Senior Secured Second Lien Term Loan (12.29%)	11/10/2018	10,000,000	10,000,000	10,067,600	2.0%
				10,000,000	10,000,000	10,067,600
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	6/20/2019	4,550,000	4,550,000	4,589,039	0.9%
				4,550,000	4,550,000	4,589,039
Albertville Quality Foods, Inc.(12)	Beverage, Food and Tobacco	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor, 3.00% LIBOR Cap)	10/31/2018	17,452,830	17,452,830	17,452,830	3.4%
				17,452,830	17,452,830	17,452,830
Allen Edmonds Corporation	Retail Stores	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)	5/27/2019	20,000,000	20,000,000	20,000,000	3.9%
				20,000,000	20,000,000	20,000,000
Alora Pharmaceuticals LLC(12)	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)	9/13/2018	13,825,000	13,825,000	13,825,000	2.7%
				13,825,000	13,825,000	13,825,000
AM3 Pinnacle Corporation	Telecommunications	Senior Secured First Lien Term Loan (10.00%)	10/22/2018	8,000,000	8,000,000	8,000,000	1.6%
				8,000,000	8,000,000	8,000,000
American Apparel, Inc.(8)	Retail Stores	Senior Secured Note (13.00%)	4/15/2020	13,000,000	12,635,751	11,960,000	2.3%
				13,000,000	12,635,751	11,960,000
Amerit Fleet Services, Inc.	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/21/2016	8,821,071	8,821,071	8,806,428	1.7%
				8,821,071	8,821,071	8,806,428
ARBOC Specialty Vehicles LLC	Automobile	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)	3/21/2018	24,062,500	24,062,500	24,099,556	4.7%
				24,062,500	24,062,500	24,099,556
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2016	15,888,769	15,888,769	16,047,657	3.1%
				15,888,769	15,888,769	16,047,657
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,292	6,581,096	6,698,770	1.3%
		Fee Note (14.88%)(6)	6/30/2016	250,000	176,790	176,790	0.0%

See accompanying notes to consolidated financial statements.

F-6

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
		Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	579,349	0.1%
				6,919,292	6,782,886	7,454,909
Be Green Manufacturing and Distribution Centers LLC(10)	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor)	12/13/2018	5,000,000	5,000,000	5,000,000	1.0%
		Senior Secured First Lien Delayed Draw (LIBOR + 10.00%, 1.00% LIBOR Floor)(7)	12/13/2018	—	—	—
		Revolver (LIBOR + 10.00%, 1.00% LIBOR Floor)(7)	12/13/2018	—	—	—
		1.74% Partnership Interest in RCAF VI CIV XXIII, L.P.		—	416,250	416,250	0.1%
				5,000,000	5,416,250	5,416,250
Brantley Transportation LLC(12)	Oil and Gas	Senior Secured First Lien Term Loan (12.00%)	8/2/2017	9,862,500	10,037,489	9,895,539	1.9%
				9,862,500	10,037,489	9,895,539
California Products Corporation	Chemicals, Plastics and Rubber	Senior Secured Second Lien Term Loan (13.00%)	5/27/2019	13,750,000	13,750,000	13,750,000	2.7%
				13,750,000	13,750,000	13,750,000
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (17.00% PIK)	9/30/2014	26,452,896	25,545,395	17,175,279	3.4%
		Warrants to purchase 15.00% of the outstanding equity	9/30/2014	—	68,433	—	0.0%
				26,452,896	25,613,828	17,175,279
Dispensing Dynamics International(8)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note (12.50%)	1/1/2018	4,800,000	4,718,586	4,850,928	0.9%
				4,800,000	4,718,586	4,850,928
DLR Restaurants LLC(10)(12)(13)	Restaurant & Franchise	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	17,622,755	17,622,755	17,622,755	3.5%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	257,257	257,257	257,257	0.1%
				17,880,012	17,880,012	17,880,012
DreamFinders Homes LLC(10)(13)	Buildings and Real Estate	Senior Secured First Lien Term Loan A (LIBOR + 10.00% Cash)	4/30/2014	12,500,000	12,500,000	12,500,000	2.5%
		Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	9/13/2018	7,028,942	6,856,835	6,790,166	1.3%
		Warrants to purchase 5% of outstanding equity	9/13/2018	N/A	180,000	540,129	0.1%
				19,528,942	19,536,835	19,830,295
Exide Technologies(9)	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Note (8.63%)	2/1/2018	11,000,000	9,006,908	7,796,250	1.5%
				11,000,000	9,006,908	7,796,250

See accompanying notes to consolidated financial statements.
F-7

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
FC Operating LLC	Retail Stores	Senior Secured First Lien Term Loan (LIBOR + 10.75% Cash, 1.25% LIBOR Floor)	11/14/2017	10,637,500	10,637,500	10,615,480	2.1%
				10,637,500	10,637,500	10,615,480
Geneva Wood Fuels LLC(4)(11)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (4.50% Cash, 10.50% PIK)	12/31/2014	8,199,184	8,143,385	4,090,000	0.8%
				8,199,184	8,143,385	4,090,000
GSG Fasteners LLC(12)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 9.50% Cash, 1.00% LIBOR Floor)	11/18/2018	9,000,000	9,000,000	9,000,000	1.8%
				9,000,000	9,000,000	9,000,000
Harrison Gypsum LLC(12)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)	12/21/2017	23,638,857	23,638,857	23,712,846	4.7%
				23,638,857	23,638,857	23,712,846
HD Vest, Inc.	Finance	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.25% LIBOR Floor)	6/18/2019	8,750,000	8,750,000	8,822,975	1.7%
				8,750,000	8,750,000	8,822,975
Help/Systems LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)	6/28/2020	15,000,000	15,000,000	15,141,600	3.0%
				15,000,000	15,000,000	15,141,600
HGDS Acquisition LLC	Business Services	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.50% PIK)	3/28/2018	11,827,427	11,827,427	11,804,837	2.3%
				11,827,427	11,827,427	11,804,837
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	1/3/2019	6,000,000	6,000,000	6,006,660	1.2%
		Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.25% LIBOR Floor)	1/3/2019	2,000,000	1,983,622	1,946,640	0.4%
				8,000,000	7,983,622	7,953,300
Ingenio Acquisition LLC	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan (12.75%)	5/9/2018	24,843,750	24,843,750	24,947,100	4.9%
				24,843,750	24,843,750	24,947,100
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	7,724,138	7,724,138	7,754,030	1.5%
				7,724,138	7,724,138	7,754,030
Integra Telecom	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)	2/22/2020	12,132,000	12,157,355	12,374,640	2.4%
				12,132,000	12,157,355	12,374,640

See accompanying notes to consolidated financial statements.

F-8

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Interface Security Systems(8)	Electronics	Senior Secured Note (9.25%)	1/15/2018	3,333,000	3,333,000	3,406,693	0.7%
				3,333,000	3,333,000	3,406,693
JD Norman Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan (13.50%)	1/28/2019	12,500,000	12,500,000	12,592,750	2.5%
				12,500,000	12,500,000	12,592,750
Lexmark Carpet Mills, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor, 2.50% LIBOR Cap)	9/30/2018	31,000,000	31,000,000	31,000,000	6.1%
				31,000,000	31,000,000	31,000,000
Linc Energy Finance (USA), Inc.(8)	Oil and Gas	Senior Secured Note (12.50%)	10/31/2017	3,500,000	3,397,196	3,821,475	0.7%
				3,500,000	3,397,196	3,821,475
Lucky Strike Entertainment LLC	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 2.00% PIK)	12/24/2018	11,500,000	11,500,000	11,500,000	2.3%
				11,500,000	11,500,000	11,500,000
Lydell Jewelry Design Studio LLC(10)(12)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 10.50%, 1.50% LIBOR Floor)	9/13/2018	13,072,000	13,072,000	13,072,000	2.6%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	246,784	0.0%
				13,072,000	13,072,000	13,318,784
Marine Accessories Corporation	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 1.00% PIK)	11/26/2018	10,001,389	10,001,389	10,001,389	2.0%
				10,001,389	10,001,389	10,001,389
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan A (LIBOR + 11.50%, 2.50% LIBOR Floor)	11/14/2016	10,289,141	9,926,128	10,312,291	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 11.50%, 2.50% LIBOR Floor)	11/14/2016	850,000	850,000	850,000	0.2%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	1,111,349	0.2%
				11,139,141	11,312,424	12,273,640
Modern VideoFilm, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor, 3.00% PIK)	9/25/2017	12,282,285	11,983,901	10,501,354	2.1%
		Warrants to purchase 4.5% of the outstanding equity	9/25/2017	—	339,573	—	0.0%
				12,282,285	12,323,474	10,501,354
NCM Demolition and Remediation LP	Buildings and Real Estate	Senior Secured First Lien Term Loan (LIBOR + 11.50%, 1.00% LIBOR Floor)	8/29/2018	19,291,000	19,291,000	19,291,000	3.8%
				19,291,000	19,291,000	19,291,000

See accompanying notes to consolidated financial statements.

F-9

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Physicians Care Alliance LLC(10)(12)(13)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (10.00% Cash, 1.00% PIK)	12/28/2017	15,894,578	15,894,578	15,855,318	3.1%
		Revolving Credit Facility (10.50%)(7)	12/28/2017	—	—	(1,896)
				15,894,578	15,894,578	15,853,422
Prestige Industries LLC	Business Services	Senior Secured Second Lien Term Loan (10.00% Cash, 3.00% PIK)	1/31/2017	6,076,141	5,968,071	5,612,471	1.1%
		Warrants to purchase 0.63% of the outstanding common units	1/31/2017	—	151,855	—	0.0%
				6,076,141	6,119,926	5,612,471
Prince Mineral Holding Corp.(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (11.50%)	12/15/2019	6,800,000	6,728,471	7,426,552	1.5%
				6,800,000	6,728,471	7,426,552
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)	9/23/2015	25,507,289	25,507,289	25,544,785	5.0%
				25,507,289	25,507,289	25,544,785
Red Skye Wireless LLC(10)(13)	Retail Stores	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 2.00% PIK, 1.00% LIBOR Floor)	6/27/2017	14,405,433	14,405,433	14,469,537	2.8%
				14,405,433	14,405,433	14,469,537
Reddy Ice Corporation	Beverage, Food and Tobacco	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)	10/1/2019	17,000,000	17,000,000	16,510,910	3.2%
				17,000,000	17,000,000	16,510,910
Revstone Aero LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 15.50% Cash, 3.00% PIK)	11/1/2013	13,305,392	13,161,557	13,305,392	2.6%
		Fee Note	11/1/2013	500,000	285,444	500,000	0.1%
				13,805,392	13,447,001	13,805,392
SESAC HOLDCO II	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	7/12/2019	3,500,000	3,494,965	3,578,610	0.7%
				3,500,000	3,494,965	3,578,610
Sizzling Platter, LLC(8)	Restaurant & Franchise	Senior Secured Note (12.25%)	4/15/2016	10,867,000	11,039,803	11,581,288	2.3%
				10,867,000	11,039,803	11,581,288
Taylored Freight Services LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)	11/1/2017	14,310,353	14,310,353	14,045,897	2.7%
				14,310,353	14,310,353	14,045,897
Tempel Steel Company(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (12.00%)	8/15/2016	12,000,000	11,840,599	11,687,040	2.3%
				12,000,000	11,840,599	11,687,040

See accompanying notes to consolidated financial statements.

F-10

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Tenere Acquisition Corp.(10)(13)	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	10,965,187	10,965,187	11,236,938	2.2%
				10,965,187	10,965,187	11,236,938
The Great Atlantic & Pacific Tea Company, Inc.	Grocery	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 2.00% LIBOR Floor)	3/13/2017	7,852,350	7,852,350	8,016,857	1.6%
				7,852,350	7,852,350	8,016,857
Transtelco Inc.	Telecommunications	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.50% LIBOR Floor)	11/19/2017	19,200,000	19,200,000	19,200,000	3.8%
				19,200,000	19,200,000	19,200,000
Travelclick, Inc.	Hotels, Motels, Inns and Gaming	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)	3/26/2018	15,000,000	15,000,000	15,263,700	3.0%
				15,000,000	15,000,000	15,263,700
U.S. Well Services LLC(9)	Oil and Gas	Senior Secured Note (14.50%)	2/15/2017	23,558,808	23,419,001	23,654,457	4.6%
		Warrants to purchase 3.48% of the outstanding common membership interests	2/15/2017	—	11,370	625,696	0.1%
				23,558,808	23,430,371	24,280,153
UELS LLC	Oil and Gas	Senior Secured Second Lien Term Loan (LIBOR + 10.50% Cash, 1.50% LIBOR Floor)	12/5/2018	20,430,000	20,430,000	20,430,000	4.0%
				20,430,000	20,430,000	20,430,000
United Road Towing Inc.(12)	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (10.00% Cash, 5.00% PIK)	6/30/2014	21,282,858	20,907,646	20,432,821	4.0%
				21,282,858	20,907,646	20,432,821
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan (15.00%)	3/31/2014	8,300,000	8,315,928	8,300,000	1.6%
				8,300,000	8,315,928	8,300,000
Water Capital USA, Inc.	Finance	Senior Secured First Lien Term Loan (7.00% Cash, 7.00% PIK)	1/3/2015	26,043,797	26,043,797	26,043,797	5.1%
				26,043,797	26,043,797	26,043,797
Wheels Up Partners LLC(10)(12)	Aerospace & Defense	Senior Secured First Lien Delayed Draw (LIBOR + 8.55% Cash, 1.00% LIBOR Floor)	7/15/2020	8,118,000	8,118,000	8,118,000	1.6%
				8,118,000	8,118,000	8,118,000
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan (LIBOR + 10.25% Cash, 1.50% LIBOR Floor)	9/30/2014	4,835,681	4,783,439	4,865,421	1.0%
				4,835,681	4,783,439	4,865,421
Subtotal Non-Controlled/Non-Affiliated Investments				$823,918,350	$820,250,368	$809,125,056

See accompanying notes to consolidated financial statements.

F-11

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Affiliated Investments:
Cymax Stores, Inc.(9)	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (10.00% Cash, 5.00% PIK)		8/1/2015	9,120,934	8,764,675	8,659,688	1.7%
		190 Class B Common Units	(5)		—	678,154	673,154	0.1%
Subtotal Affiliated Investments					$9,120,934	$9,442,829	$9,332,842
Total Investments, December 31, 2013					$833,039,284	$829,693,197	$818,457,898	160.5%

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada and denominated in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $509,895,695 as of December 31, 2013.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(6)	Fee note is a zero coupon note, due at the earlier of prepayment or maturity and stated interest rate represents an effective interest rate.
(7)	The entire commitment was unfunded at December 31, 2013. As such, no interest is being earned on this investment.
(8)	Securities were issued in a transaction exempt from registration under Rule 144A under the Securities Act of 1933. These securities represent a fair value of $54.7 million and 10.7% of net assets as of December 31, 2013 and are considered restricted.
(9)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(10)	The investment has an unfunded commitment as of December 31, 2013 (See note 8).
(11)	The investment was on non-accrual status as of December 31, 2013.
(12)	A portion of this investment was sold via a participation agreement (See note 3).
(13)	Includes an analysis of the value of any unfunded loan commitments.
(14)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $20.3 million, $17.3 million and $3.0 million, respectively. The tax cost of investments is $815.4 million.

See accompanying notes to consolidated financial statements.

F-12

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2013

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Non-Controlled/Non-Affiliated Investments:
Accupac, Inc.	Containers, Packaging and Glass	Senior Secured Second Lien Term Loan (12.29%)	11/10/2018	12,000,000	12,000,000	12,000,000	2.4%
				12,000,000	12,000,000	12,000,000
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	6/20/2019	4,550,000	4,550,000	4,550,000	0.9%
				4,550,000	4,550,000	4,550,000
Alora Pharmaceuticals LLC(13)	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)	9/13/2018	14,000,000	14,000,000	14,000,000	2.7%
				14,000,000	14,000,000	14,000,000
American Apparel, Inc.(8)	Retail Stores	Senior Secured Note (13.00%)	4/15/2020	13,000,000	12,626,748	13,259,927	2.6%
				13,000,000	12,626,748	13,259,927
American Gaming Systems LLC(13)	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.50% LIBOR Floor)	8/15/2016	10,750,000	10,750,000	10,848,660	2.1%
				10,750,000	10,750,000	10,848,660
Amerit Fleet Services, Inc.(12)	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/21/2016	8,906,159	8,906,159	8,870,534	1.7%
				8,906,159	8,906,159	8,870,534
ARBOC Specialty Vehicles LLC	Automobile	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)	3/21/2018	24,687,500	24,687,500	24,647,996	4.8%
				24,687,500	24,687,500	24,647,996
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2014	15,807,836	15,807,836	15,863,600	3.1%
				15,807,836	15,807,836	15,863,600
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,292	6,573,846	6,680,885	1.3%
		Fee Note (14.88%)(6)	6/30/2016	250,000	170,717	170,717	0.0%
		Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	594,346	0.1%
				6,919,292	6,769,563	7,445,948
Brantley Transportation LLC(13)	Oil and Gas	Senior Secured First Lien Term Loan (12.00%)	8/2/2017	10,162,500	10,346,975	10,162,500	2.0%
				10,162,500	10,346,975	10,162,500

See accompanying notes to consolidated financial statements.

F-13

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (12.00% PIK)	9/30/2014	24,869,263	24,388,179	19,666,360	3.9%
		Warrants to purchase 15.00% of the outstanding equity	9/30/2014	—	68,433	—	0.0%
				24,869,263	24,456,612	19,666,360
Caregiver Services, Inc.	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan (12.45% Cash, 2.00% PIK)	12/29/2017	15,361,486	15,361,486	15,361,486	3.0%
				15,361,486	15,361,486	15,361,486
Cenegenics LLC(13)	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan (10.00% Cash, 2.25% PIK)	12/20/2017	19,414,099	19,414,099	19,899,452	3.9%
				19,414,099	19,414,099	19,899,452
Dispensing Dynamics International(8)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note (12.50%)	1/1/2018	4,800,000	4,714,770	4,825,840	0.9%
				4,800,000	4,714,770	4,825,840
DLR Restaurants LLC(10)(13)	Restaurant & Franchise	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	9,683,644	9,683,644	9,683,644	1.9%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	254,645	254,645	254,645	0.0%
				9,938,289	9,938,289	9,938,289
DreamFinders Homes LLC(10)	Buildings and Real Estate	Senior Secured First Lien Term Loan A (LIBOR + 10.00% Cash)	4/30/2014	10,000,000	10,000,000	10,000,000	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	9/13/2018	7,277,199	7,098,472	7,098,472	1.4%
		Warrants to purchase 5% of outstanding equity	9/13/2018	—	180,000	180,000	0.0%
				17,277,199	17,278,472	17,278,472
Exide Technologies(9)	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Note (8.63%)	2/1/2018	11,000,000	9,006,908	8,002,435	1.6%
				11,000,000	9,006,908	8,002,435
FC Operating LLC	Retail Stores	Senior Secured First Lien Term Loan (LIBOR + 10.75% Cash, 1.25% LIBOR Floor)	11/14/2017	10,925,000	10,925,000	10,860,657	2.1%
				10,925,000	10,925,000	10,860,657
Geneva Wood Fuels LLC(4)(11)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (4.50% Cash, 10.50% PIK)	12/31/2014	8,199,184	8,143,385	4,090,000	0.8%
				8,199,184	8,143,385	4,090,000

See accompanying notes to consolidated financial statements.

F-14

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Harrison Gypsum LLC(13)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)	12/21/2017	23,885,299	23,885,299	23,885,299	4.7%
				23,885,299	23,885,299	23,885,299
HD Vest, Inc.	Finance	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.25% LIBOR Floor)	6/18/2019	8,750,000	8,750,000	8,750,000	1.7%
				8,750,000	8,750,000	8,750,000
Help/Systems LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)	6/28/2020	15,000,000	15,000,000	15,000,000	3.0%
				15,000,000	15,000,000	15,000,000
HGDS Acquisition LLC	Business Services	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.50% PIK)	3/28/2018	13,066,264	13,066,264	13,000,932	2.6%
				13,066,264	13,066,264	13,000,932
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	1/3/2019	6,000,000	6,000,000	5,951,856	1.2%
		Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.25% LIBOR Floor)	1/3/2019	2,000,000	1,983,005	1,926,637	0.4%
				8,000,000	7,983,005	7,878,493
Ingenio Acquisition LLC	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan (12.75%)	5/9/2018	25,000,000	25,000,000	25,000,000	4.9%
				25,000,000	25,000,000	25,000,000
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	7,724,138	7,724,138	7,748,867	1.5%
				7,724,138	7,724,138	7,748,867
Integra Telecom	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)	2/22/2020	12,132,000	12,158,115	12,329,145	2.4%
				12,132,000	12,158,115	12,329,145
Interface Security Systems(8)	Electronics	Senior Secured Note (9.25%)	1/15/2018	3,333,000	3,333,000	3,427,030	0.7%
				3,333,000	3,333,000	3,427,030
JD Norman Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan (13.50%)	1/28/2019	12,500,000	12,500,000	12,500,000	2.5%
				12,500,000	12,500,000	12,500,000
Lexmark Carpet Mills, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor, 2.50% LIBOR Cap)	9/30/2018	31,000,000	31,000,000	31,000,000	6.1%
				31,000,000	31,000,000	31,000,000

See accompanying notes to consolidated financial statements.

F-15

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Linc Energy Finance (USA), Inc.(8)	Oil and Gas	Senior Secured Note (12.50%)	10/31/2017	3,500,000	3,392,153	3,823,750	0.7%
				3,500,000	3,392,153	3,823,750
Lydell Jewelry Design Studio LLC(10)(13)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 10.50%, 1.50% LIBOR Floor)	9/13/2018	13,072,000	13,072,000	13,072,000	2.6%
		Revolver (LIBOR + 10.50%, 1.50% LIBOR Floor)	9/13/2018	2,250,000	2,250,000	2,250,000	0.4%
		Warrants to purchase 13.3% of the outstanding membership units	9/13/2018	—	—	—	0.0%
				15,322,000	15,322,000	15,322,000
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan A (LIBOR + 11.50%, 2.50% LIBOR Floor)	11/14/2016	10,289,141	9,902,304	10,289,141	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 11.50%, 2.50% LIBOR Floor)	11/14/2016	3,750,000	3,750,000	3,750,000	0.7%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	1,071,347	0.2%
				14,039,141	14,188,600	15,110,488
Modern VideoFilm, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 3.00% PIK, 1.50% LIBOR Floor)	9/25/2017	11,868,109	11,583,071	9,791,187	1.9%
		Warrants to purchase 4.5% of the outstanding equity	9/25/2017	—	339,573	—	0.0%
				11,868,109	11,922,644	9,791,187
NCM Demolition and Remediation LP	Buildings and Real Estate	Senior Secured First Lien Term Loan (LIBOR + 11.50%, 1.00% LIBOR Floor)	8/29/2018	19,291,000	19,291,000	19,291,000	3.8%
				19,291,000	19,291,000	19,291,000
Physicians Care Alliance LLC(10)(13)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (10.00% Cash, 1.00% PIK)	12/28/2017	15,854,027	15,854,027	15,900,559	3.1%
		Revolving Credit Facility (10.50%)(7)	12/28/2017	—	—	—	0.0%
				15,854,027	15,854,027	15,900,559
Prestige Industries LLC	Business Services	Senior Secured Second Lien Term Loan (10.00% Cash, 3.00% PIK)	1/31/2017	6,029,795	5,914,778	5,506,459	1.1%
		Warrants to purchase 0.63% of the outstanding common units	1/31/2017	—	151,855	—	0.0%
				6,029,795	6,066,633	5,506,459

See accompanying notes to consolidated financial statements.

F-16

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Prince Mineral Holdings Corp.(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (11.50%)	12/15/2019	6,800,000	6,726,424	7,242,000	1.4%
				6,800,000	6,726,424	7,242,000
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 0.50% PIK, 1.50% LIBOR Floor)	9/23/2015	25,474,725	25,474,725	25,336,272	5.0%
				25,474,725	25,474,725	25,336,272
Red Skye Wireless LLC(10)	Retail Stores	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 2.00% PIK, 1.00% LIBOR Floor)	6/27/2017	15,080,145	15,080,145	15,075,802	3.0%
				15,080,145	15,080,145	15,075,802
Reddy Ice Corporation	Beverage, Food and Tobacco	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)	10/1/2019	17,000,000	17,000,000	16,863,027	3.3%
				17,000,000	17,000,000	16,863,027
Revstone Aero LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 15.50% Cash, 3.00% PIK)	11/1/2013	13,203,903	13,051,823	13,203,780	2.6%
		Fee Note	11/1/2013	500,000	274,147	500,000	0.1%
				13,703,903	13,325,970	13,703,780
SESAC HOLDCO II	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	7/12/2019	3,500,000	3,494,828	3,561,527	0.7%
				3,500,000	3,494,828	3,561,527
Sizzling Platter LLC(8)	Restaurant & Franchise	Senior Secured Note (12.25%)	4/15/2016	10,867,000	11,066,638	11,500,444	2.3%
				10,867,000	11,066,638	11,500,444
Taylored Freight Services LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)	11/1/2017	14,239,039	14,239,039	13,992,136	2.8%
				14,239,039	14,239,039	13,992,136
Tempel Steel Company(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (12.00%)	8/15/2016	12,000,000	11,828,051	11,616,000	2.3%
				12,000,000	11,828,051	11,616,000
Tenere Acquisition Corp.(10)	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	10,909,333	10,909,333	11,107,612	2.2%
				10,909,333	10,909,333	11,107,612
The Great Atlantic & Pacific Tea Company, Inc.	Grocery	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 2.00% LIBOR Floor)	3/13/2017	7,874,921	7,874,921	7,968,817	1.6%
				7,874,921	7,874,921	7,968,817

See accompanying notes to consolidated financial statements.

F-17

Company(1)	Industry	Type of Investment		Maturity	Par Amount(2)	Cost(14)	Fair Value	% of Net Assets(3)
Travelclick, Inc.	Hotels, Motels, Inns and Gaming	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)		3/26/2018	15,000,000	15,000,000	15,169,312	3.0%
					15,000,000	15,000,000	15,169,312
U.S. Well Services LLC(9)	Oil and Gas	Senior Secured Note (14.50%)		2/15/2017	21,558,808	21,430,696	21,564,270	4.2%
		Warrants to purchase 3.48% of the outstanding common membership interests		2/15/2017	—	11,370	436,137	0.1%
					21,558,808	21,442,066	22,000,407
United Restaurant Group L.P.	Restaurant & Franchise	Senior Secured Second Lien Term Loan (LIBOR + 11.50% Cash, 3.50% PIK)		12/31/2016	10,832,789	10,832,789	10,809,818	2.1%
					10,832,789	10,832,789	10,809,818
United Road Towing Inc.(13)	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (10.00% Cash, 5.00% PIK)		6/30/2014	21,016,117	20,653,191	19,937,991	3.9%
					21,016,117	20,653,191	19,937,991
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan (15.00%)		3/31/2014	8,300,000	8,331,636	8,290,332	1.6%
					8,300,000	8,331,636	8,290,332
Water Capital USA, Inc.	Finance	Senior Secured First Lien Term Loan (7.00% Cash, 7.00% PIK)		1/3/2015	25,141,230	25,141,230	25,141,230	4.9%
					25,141,230	25,141,230	25,141,230
Westport Axle Corp.(13)	Automobile	Senior Secured First Lien Term Loan (11.50% Cash, 1.50% PIK)		11/17/2018	19,084,847	19,084,847	19,084,847	3.7%
					19,084,847	19,084,847	19,084,847
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan (LIBOR + 9.75% Cash, 1.50% LIBOR Floor)		9/30/2014	4,848,049	4,779,391	4,858,530	1.0%
					4,848,049	4,779,391	4,858,530
Subtotal Non-Controlled/ Non-Affiliated Investments					$752,093,486	$748,405,904	$740,097,249
Affiliated Investments:
Cymax Stores, Inc.(9)	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (10.00% Cash, 5.00% PIK)		8/1/2015	9,006,620	8,605,486	8,466,223	1.7%
		190 Class B Common Units	(5)		—	678,154	673,154	0.1%
Subtotal Affiliated Investments					$9,006,620	$9,283,640	$9,139,377
Total Investments, September 30, 2013					$761,100,106	$757,689,544	$749,236,626	147.0%

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada and denominated in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.

See accompanying notes to consolidated financial statements.
F-18

(3)	Percentage is based on net assets of $509,834,455 as of September 30, 2013.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(6)	Fee note is a zero coupon note, due at the earlier of prepayment or maturity and stated interest rate represents an effective interest rate.
(7)	The entire commitment was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(8)	Securities were issued in a transaction exempt from registration under Rule 144A under the Securities Act of 1933. These securities represent a fair value of $55.7 million and 10.9% of net assets as of September 30, 2013 and are considered restricted.
(9)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(10)	The investment has an unfunded commitment as of September 30, 2013 (See note 8).
(11)	The investment was on PIK non-accrual status as of September 30, 2013.
(12)	Investment changed its name from Kelley Amerit Holdings, Inc. during FY 2013.
(13)	A portion of this investment was sold via a participation agreement (See note 3).
(14)	Gross unrealized appreciation, gross unrealized depreciation, and net appreciation for federal income tax purposes totaled $17.1 million, $13.1 million and $4.0 million, respectively. The tax cost of investments is $745.3 million.

See accompanying notes to consolidated financial statements.

F-19

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by MCC Advisors LLC (“MCC Advisors”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ option to purchase additional shares. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On February 23, 2012, MOF LTD and MOF LP collectively sold 4,406,301 shares of common stock in an underwritten public offering. See Note 7 for further information.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership, received a license from Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958.

On August 27, 2013 we formed a wholly-owned subsidiary, MCC Investment Holdings LLC, a Delaware limited liability company, which holds certain of our portfolio equity investments. The subsidiary is consolidated with the Company for accounting purposes and the portfolio investments held by the subsidiary are included in the Company’s consolidated financial statements. All significant intercompany balances and transactions have been eliminated.

F-20

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 1. Organization  – (continued)

The Company’s investment objective is to generate current income and capital appreciation by lending directly to privately-held middle market companies to help these companies fund acquisitions, growth or refinancing. The portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, MOF I BDC, MCC Investment Holdings LLC and SBIC LP. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP may be omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. Therefore, this Form 10-Q should be read in conjunction with the Company’s annual report on Form 10-K for the year ended September 30, 2013, which was filed with the U.S. Securities and Exchange Commission on December 10, 2013. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending September 30, 2014.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred.

Offerings

On December 3, 2012, we completed a public offering of 5,000,000 shares of our common stock at a public offering price of $13.75 per share, raising approximately $66.0 million in net proceeds. On December 19, 2012, we sold an additional 495,263 shares of our common stock at a public offering price of $13.75 per share, raising approximately $6.5 million in net proceeds, pursuant to the underwriters’ partial exercise of the over-allotment option.

F-21

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 2. Significant Accounting Policies  – (continued)

On April 12, 2013, we completed a public offering of 4,000,000 shares of our common stock and an additional 492,271 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $14.70 per share, raising approximately $63.4 million in net proceeds.

On September 9, 2013, we completed a public offering of 6,000,000 shares of our common stock and an additional 900,000 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $13.00 per share, raising approximately $86.6 million in net proceeds.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

Deferred Financing Costs

Financing costs, incurred in connection with our credit facilities, unsecured notes and SBA debentures are deferred and amortized over the life of the respective facility or instrument.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Other fee income for the three months ended December 31, 2013 and 2012 was approximately $6.6 million and $2.9 million, respectively.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Administrative agent fees received by the Company are capitalized as deferred revenue and recorded as income when the services are rendered.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the three months ended December 31, 2013 and 2012, the Company earned approximately $2.7 million and $2.2 million in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of

F-22

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 2. Significant Accounting Policies  – (continued)

investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal or interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At December 31, 2013, one portfolio company was on non-accrual status with a fair value of approximately $4.1 million, or 0.5% of the fair value of our portfolio.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the

F-23

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 2. Significant Accounting Policies  – (continued)

evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with senior management; and
•	An independent valuation firm engaged by our board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	Management reviews preliminary valuations and their own independent assessment;
•	The audit committee of our board of directors reviews the preliminary valuations of senior management and independent valuation firms; and
•	Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

F-24

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 2. Significant Accounting Policies  – (continued)

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the calendar year ended December 31, 2011, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains and subsequently paid $35,501 in federal excise taxes. There is no provision for federal excise tax for 2013 accrued at December 31, 2013 and September 30, 2013.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current

F-25

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 2. Significant Accounting Policies  – (continued)

period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at December 31, 2013 or September 30, 2013. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of December 31, 2013 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$450,478	54.3%	$437,669	53.5%
Senior Secured Second Lien Term Loans	290,432	35.0	290,154	35.4
Senior Secured Notes	86,119	10.4	86,185	10.5
Unsecured Debt	257	0.1	257	0.1
Equity/Warrants	2,407	0.2	4,193	0.5
Total	$829,693	100.0%	$818,458	100.0%

F-26

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 3. Investments  – (continued)

The composition of our investments as of September 30, 2013 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$418,109	55.2%	$408,802	54.5%
Senior Secured Second Lien Term Loans	253,210	33.4	251,963	33.6
Senior Secured Notes	84,125	11.1	85,262	11.4
Unsecured Debt	255	0.1	255	0.1
Equity/Warrants	1,991	0.2	2,955	0.4
Total	$757,690	100.0%	$749,237	100.0%

The following table shows the portfolio composition by industry grouping at fair value at December 31, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Personal and Nondurable Consumer Products (Manufacturing Only)	$65,068	8.0%
Business Services	58,990	7.2
Oil and Gas	58,427	7.1
Retail Stores	57,045	7.0
Personal, Food and Miscellaneous Services	53,134	6.5
Healthcare, Education and Childcare	43,274	5.3
Finance	43,167	5.3
Mining, Steel, Iron and Nonprecious Metals	42,826	5.2
Home and Office Furnishings, Housewares, and Durable Consumer Products	40,333	4.9
Telecommunications	39,575	4.8
Buildings and Real Estate	39,121	4.8
Aerospace & Defense	37,971	4.6
Beverage, Food, and Tobacco	33,964	4.1
Restaurant & Franchise	29,461	3.6
Diversified/Conglomerate Service	25,545	3.1
Automobile	24,099	2.9
Diversified/Conglomerate Manufacturing	23,830	2.9
Leisure, Amusement, Motion Pictures, Entertainment	22,001	2.7
Containers, Packaging and Glass	15,484	1.9
Hotels, Motels, Inns and Gaming	15,264	1.9
Chemicals, Plastics and Rubber	13,750	1.7
Cargo Transport	12,320	1.5
Grocery	8,017	1.0
Electronics	7,996	1.0
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	7,796	1.0
Total	$818,458	100.0%

F-27

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 3. Investments  – (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Personal, Food and Miscellaneous Services	$72,586	9.7%
Healthcare, Education and Childcare	64,138	8.6
Business Services	59,932	8.0
Personal and Nondurable Consumer Products (Manufacturing Only)	48,017	6.4
Automobile	43,733	5.8
Mining, Steel, Iron and Nonprecious Metals	42,743	5.7
Finance	42,182	5.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	40,139	5.4
Retail Stores	39,196	5.2
Buildings and Real Estate	36,570	4.9
Oil and Gas	35,987	4.8
Restaurant & Franchise	32,249	4.3
Aerospace & Defense	29,567	3.9
Hotels, Motels, Inns and Gaming	26,018	3.5
Diversified/Conglomerate Service	25,336	3.4
Diversified/Conglomerate Manufacturing	23,608	3.2
Beverage, Food and Tobacco	16,863	2.2
Telecommunications	12,329	1.6
Cargo Transport	12,305	1.6
Containers, Packaging and Glass	12,000	1.6
Leisure, Amusement, Motion Pictures, Entertainment	9,791	1.3
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	8,002	1.1
Electronics	7,977	1.1
Grocery	7,969	1.1
Total	$749,237	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic location at fair value at December 31, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Midwest	$236,230	28.9%
West	189,204	23.1
Southeast	134,953	16.5
Southwest	122,097	14.9
Northeast	79,142	9.7
Mid-Atlantic	47,499	5.8
International	9,333	1.1
Total	$818,458	100.0%

F-28

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 3. Investments  – (continued)

The following table shows the portfolio composition by geographic location at fair value at September 30, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Midwest	$231,437	30.9%
West	182,195	24.3
Southeast	103,692	13.9
Southwest	101,386	13.5
Northeast	61,490	8.2
Mid-Atlantic	59,898	8.0
International	9,139	1.2
Total	$749,237	100.0%

Transactions With Affiliated Companies

During the three months ended December 31, 2013 and 2012, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Name of Investment	Fair Value at September 30, 2013	Purchases (Sales) of/Advances (Distributions) to Affiliates	Transfers In/(Out) of Affiliates	Income Earned	Fair Value at December 31, 2013	Capital Loss
Non-Controlled Affiliates
Cymax Stores, Inc.	$9,139,377	$—	$—	$393,046	$9,332,842	$—
Total Non-Controlled Affiliates	$9,139,377	$—	$—	$393,046	$9,332,842	$—

Name of Investment	Fair Value at September 30, 2012	Purchases (Sales) of/Advances (Distributions) to Affiliates	Transfers In/(Out) of Affiliates	Income Earned	Fair Value at December 31, 2012	Capital Loss
Non-Controlled Affiliates
Cymax Stores, Inc.	$8,208,006	$—	$—	$368,536	$8,433,692	$—
Total Non-Controlled Affiliates	$8,208,006	$—	$—	$368,536	$8,433,692	$—

Purchases (sales) of/advances (distributions) to affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the three months ended December 31, 2013 and 2012, respectively. Transfers in/(out) of affiliates represents the fair value for the month an investment became or was removed as an affiliated investment. Income received from affiliates is included in total investment income on the consolidated statements of operations for the three months ended December 31, 2013 and 2012, respectively.

Loan Participation Sales

Since inception, the Company has sold portions of thirteen investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company in an aggregate amount of approximately $75.3 million. At December 31, 2013, the aggregate fair value of the loans sold on participation was $149.2 million. Such investments where the Company has retained a proportionate interest are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as defined in Note 4.

F-29

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 3. Investments  – (continued)

During the three months ended December 31, 2013 and 2012, the Company made interest and (principal) payments to the sub-participant in the aggregate amount of $22.5 million and $0.4 million. Under the terms of the participation agreements, the Company will make periodic payments to the sub-participant equal to the sub-participant's proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and are based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

F-30

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 4. Fair Value Measurements  – (continued)

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of December 31, 2013 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$437,669	$437,669
Senior Secured Second Lien Term Loans	—	—	290,154	290,154
Senior Secured Notes	—	7,797	78,388	86,185
Unsecured Debt	—	—	257	257
Equity/Warrants	—	—	4,193	4,193
Total	$—	$7,797	$810,661	$818,458

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2013 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$408,802	$408,802
Senior Secured Second Lien Term Loans	—	—	251,963	251,963
Senior Secured Notes	—	8,003	77,259	85,262
Unsecured Debt	—	—	255	255
Equity/Warrants	—	—	2,955	2,955
Total	$—	$8,003	$741,234	$749,237

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the three months ended December 31, 2013 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2013	$408,802	$251,963	$77,259	$255	$2,955	$741,234
Purchases and other adjustments to cost	21,704	785	4,934	2	—	27,425
Originations	70,426	65,680	—	—	417	136,523
Sales	—	—	(2,985)	—	—	(2,985)
Settlements	(59,761)	(29,242)	—	—	—	(89,003)
Net realized gains (losses) from investments	—	—	45	—	—	45
Net unrealized gains (losses)	(3,502)	968	(865)	—	821	(2,578)
Balance as of December 31, 2013	$437,669	$290,154	$78,388	$257	$4,193	$810,661

F-31

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the three months ended December 31, 2012 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Equities/ Warrants	Total
Balance as of September 30, 2012	$186,841	$157,015	$42,213	$2,343	$388,412
Purchases and other adjustments to cost	13,105	5,194	22,718	—	41,017
Originations	94,485	20,000	—	—	114,485
Sales	(26,669)	—	(3,052)	(144)	(29,865)
Settlements	(4,574)	(4,407)	—	—	(8,981)
Net realized gains (losses) from investments	97	72	53	—	222
Net change in unrealized gains (losses)	(2,631)	152	680	1,203	(596)
Balance as of December 31, 2012	$260,654	$178,026	$62,612	$3,402	$504,694

Net change in unrealized loss related to investments still held as of December 31, 2013 and 2012, was approximately $2.0 million and $0.4 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

No transfers between levels have occurred during the periods presented.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting level 3 of the fair value hierarchy are reported as transfers in/out of the level 3 category as of the beginning of the quarter in which the reclassifications occur.

The following table presents the quantitative information about level 3 fair value measurements of our investments, as of December 31, 2013 (dollars in thousands):

	Fair value	Valuation techniques	Unobservable input	Range (weighted average)
Senior Secured First Lien Term Loans	$419,740	Market approach	Market yield	9.6% – 23.5% (12.7%)
Senior Secured First Lien Term Loans	$17,252	Cost recovery	EV coverage	N/A
Senior Secured First Lien Term Loans – Fee Note	$677	Market approach	Market yield	0.0% – 14.9% (3.9%)
Senior Secured Second Lien Term Loans	$290,154	Market approach	Market yield	9.1% – 25.5% (12.7%)
Senior Secured Notes	$78,388	Market approach	Market yield	8.6% – 15.1% (12.4%)
Unsecured Debt	$257	Market approach	Market yield	16.0%
Equity/Warrants	$4,193	Enterprise valuation analysis	EBITDA multiple(1)	0.2x –16.2x (5.9x)
Total	$810,661

F-32

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 4. Fair Value Measurements  – (continued)

The following table presents the quantitative information about level 3 fair value measurements of our investments, as of September 30, 2013 (dollars in thousands):

	Fair value	Valuation techniques	Unobservable input	Range (weighted average)
Senior Secured First Lien Term Loans	$404,041	Market approach	Market yield	10.0% – 50.6% (14.4%)
Senior Secured First Lien Term Loans	$4,090	Cost recovery	EV coverage	N/A
Senior Secured First Lien Term Loans – Fee Note	$671	Market approach	Market yield	0.0% – 14.9% (3.8%)
Senior Secured Second Lien Term Loans	$251,963	Market approach	Market yield	9.3% – 20.7% (12.6%)
Senior Secured Notes	$77,259	Market approach	Market yield	8.4% – 14.5% (12.2%)
Unsecured Debt	$255	Market approach	Market yield	16.0%
Equity/Warrants	$2,955	Enterprise valuation analysis	EBITDA multiple(1)	0.2x – 6.5x (4.1x)
Total	$741,234

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company EBITDA multiples. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

Credit Facility

On September 25, 2013, the Company closed $15.0 million of additional commitment to the revolving credit facility (the “Revolving Facility”) resulting in total commitments to the Revolving Facility of $245.0 million and $5.0 million of additional commitment to the term loan credit facility (the “Term Loan Facility,” and together with the Revolving Facility the “Facilities”) resulting in total commitments to the Term Facility of $120.0 million.

As of December 31, 2013 and 2012, the carrying amount of our borrowings under the Facilities approximated the fair value of our debt obligations. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest

F-33

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 5. Borrowings  – (continued)

rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2013 and 2012, the Facilities would be deemed to be level 3, as defined in Note 4.

As of December 31, 2013, $3.8 million of financing costs related to the Revolving Facility and $2.1 million of financing costs related to the Term Loan Facility have been capitalized and are being amortized over their respective terms. For the three months ended December 31, 2013, we recorded $2.5 million of interest and financing expenses related to the Facilities, of which $0.4 million was attributable to interest related to the Revolving Facility, $0.5 million to commitment fees related to the Revolving Facility, $1.3 million to interest related to the Term Loan Facility and $0.3 million of amortization of deferred financing costs related to the Facilities. As of December 31, 2013, there was $95.9 million and $120.0 million outstanding under the Revolving Facility and Term Loan Facility, respectively. For the three months ended December 31, 2013, our weighted average outstanding debt balance and our weighted average stated interest rate on the Facilities were $162.3 million and 4.0%, respectively. As of December 31, 2012, $3.3 million of financing costs related to the Revolving Facility and $1.7 million of financing costs related to the Term Loan Facility had been capitalized and are being amortized over their respective terms. For the three months ended December 31, 2012, we recorded $1.5 million of interest and financing expenses related to the Facilities, of which, $0.3 million was attributable to interest related to the Revolving Facility, $0.3 million to commitment fees related to the Revolving Facility, $0.7 million to interest related to the Term Loan Facility and $0.2 million of amortization of deferred financing costs related to the Facilities. As of December 31, 2012, there was $44.0 million outstanding under the Revolving Facility and $80.5 million outstanding under the Term Loan Facility. For the three months ended December 31, 2012, our weighted average outstanding debt balance and our weighted average stated interest rate on the Facilities were $94.9 million and 4.3%, respectively.

Unsecured Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,” and together with the 2019 Notes, the “Unsecured Notes”). The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCV”.

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

As of December 31, 2013, the carrying amount and fair value of the 2019 Notes was $40.0 million and $40.6 million, respectively. The carrying amount and fair value of the 2023 Notes was $63.5 million and $56.8 million, respectively. As of December 31, 2012, the carrying amount and fair value of the 2019 Notes was $40.0 million and $41.3 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market

F-34

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 5. Borrowings  – (continued)

conditions. The fair value of the Unsecured Notes, which are publicly traded, is based upon closing market quotes as of the measurement date. At December 31, 2013, and 2012, the Unsecured Notes would be deemed to be level 1, as defined in Note 4.

As of December 31, 2013, $1.5 million of financing costs related to the 2019 Notes and $2.1 million of financing costs related to the 2023 Notes have been deferred and are being amortized over their respective terms. For the three months ended December 31, 2013, we recorded $1.8 million of interest and financing expenses related to the Unsecured Notes, of which $0.7 million to interest related to the 2019 Notes, $1.0 million to interest related to the 2023 Notes and $0.1 million of amortization of deferred financing costs related to the Unsecured Notes. As of December 31, 2013, $40.0 million and $63.5 million in aggregate principal amount of the 2019 Notes and the 2023 notes were outstanding, respectively. For the three months ended December 31, 2013, our weighted average outstanding debt balance and our weighted average stated interest rate on the Unsecured Notes were $103.4 million and 6.5%, respectively. As of December 31, 2012, $1.5 million of financing costs related to the 2019 Notes had been capitalized and are being amortized over their respective terms. For the three months ended December 31, 2012, we recorded $0.7 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Unsecured Notes. As of December 31, 2012, $40.0 million in aggregate principal amount of the 2019 Notes were outstanding. For the three months ended December 31, 2012, our weighted average outstanding debt balance and our weighted average stated interest rate on the Unsecured Notes were $40.0 million and 7.1%, respectively.

SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

As of December 31, 2013, SBIC LP had $50.0 million in regulatory capital and had $44.0 million SBA-guaranteed debentures outstanding. The interest rate on $5.0 million of outstanding debentures is fixed at an average annualized rate of 4.4%. The annualized interim financing rate on the remaining $39.0 million of outstanding debentures was 1.4% as of December 31, 2013. The interest rate on the $39.0 million of interim outstanding debentures will be fixed at the next pooling date, which is March 26, 2014.

As of December 31, 2013, the carrying amount of the SBA-guaranteed debentures approximated the fair value of our debt obligations. The fair values of the SBA-guaranteed debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA-guaranteed debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At December 31, 2013, the SBA-guaranteed debentures would be deemed to be level 3, as defined in Note 4.

F-35

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 5. Borrowings  – (continued)

For the three months ended December 31, 2013, we recorded $237,033 of interest and financing expenses related to the SBA guaranteed debenture, of which $172,219 was attributable to interest expense and $64,814 of amortization of commitment fee and upfront fees. As of December 31, 2013, the weighted average outstanding debt balance and the weighted average stated interest rate for all SBA-guaranteed debentures was $36.5 million and 1.9%, respectively.

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011. This waiver does not extend to periods subsequent to December 31, 2011.

The incentive fee consists of the following two parts:

The first, calculated and payable quarterly in arrears is based on our pre-incentive fee net investment income earned during the calendar quarter for which the Incentive Fee is being calculated. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

F-36

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 6. Agreements  – (continued)

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, will be compared to a “hurdle rate” of 2.00% per quarter (8.0% annualized). We will pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

(1)	no incentive fee for any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;
(2)	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.50% (10.0% annualized) in any calendar quarter; and
(3)	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% (10.0% annualized) in any calendar quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative realized capital losses and unrealized capital depreciation from (2) our cumulative aggregate realized capital gains. If the amount so calculated is positive, then the Capital Gains Fee for such year is equal to 20.0% of such amount, less the aggregate amount of Capital Gains Fee paid in all prior years. If such amount is negative, then no Capital Gains Fee will be payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

For the three months ended December 31, 2013 and 2012, the Company incurred base management fees to MCC Advisors of $3.7 million and $2.1 million, respectively. For the three months ended December 31, 2013 and 2012, we incurred $4.3 million and $2.4 million in incentive fees related to pre-incentive fee net investment income, respectively.

As of December 31, 2013 and September 30, 2013, $7.9 million and $6.9 million were included in “management and incentive fees payable,” in the accompanying consolidated statements of assets and liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the three months ended December 31, 2013 and 2012, we incurred $0.7 million and $0.5 million in administrator expenses, respectively.

F-37

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 7. Related Party Transactions

Investment in Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investments in Allied Cash Holdings LLC, Applied Natural Gas Fuels, Inc., Bennu Glass, Inc., Velum Global Credit Management LLC and Water Capital USA, Inc. The Company is now a direct lender of record to these borrowers.

The Company holds its investment in Geneva Wood Fuels LLC through a participation agreement with an affiliated entity, which represents 0.5% of the Company’s investments as of December 31, 2013 and 0.6% as of September 30, 2013. By virtue of owning loans through a participation agreement, the Company has a contractual relationship with the affiliate, not the borrower. As a result, the Company is subject to the credit risk of the affiliate as well as that of the borrower. As of December 31, 2013 and September 30, 2013, the principal amount related to this loan participation was $8.2 million and $8.2 million, respectively. There was no investment income recorded related to this loan participation for the three months ended December 31, 2013, as it was on non-accrual status. For the three months ended December 31, 2012, total investment income related to this loan participation was $0.3 million.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

On February 23, 2012, MOF LTD and MOF LP sold 4,406,301 shares of common stock at a price of $11.13 per share. The Company did not receive any of the proceeds of the sale of these shares. In April and May 2012, MOF LTD and MOF LP distributed the remaining 946,293 shares of common stock to their investors and as of June 30, 2012, MOF LTD and MOF LP collectively no longer own shares of our common stock.

Certain employees of Medley Capital LLC, an affiliate of the Company, serve as senior corporate officers of Velum Global Credit Management LLC.

F-38

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 8. Commitments and Contingencies

As of December 31, 2013, we had commitments under loan and financing agreements to fund up to $45.7 million to 8 portfolio companies. These commitments are primarily composed of senior secured term loans and a revolver. As of September 30, 2013, we had commitments under loan and financing agreements to fund up to $33.1 million to 6 portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments as of December 31, 2013 and September 30, 2013 is shown in the table below (dollars in thousands):

	As of
	December 31, 2013	September 30, 2013
Red Skye Wireless LLC	$15,000	$15,000
Wheels Up Partners LLC	11,882	—
Lydell Jewelry Design Studio LLC	5,928	5,928
Be Green Manufacturing and Distribution Centers LLC – Delayed Draw TL	4,167	—
DreamFinders Homes – TLB	2,723	2,723
DLR Restaurants LLC	2,437	4,177
Tenere Acquisition Corp.	2,000	2,000
Be Green Manufacturing and Distribution Centers LLC – Revolver	833	—
Physicians Care Alliance LLC – Revolver	767	767
DreamFinders Homes – TLA	—	2,500
Total	$45,737	$33,095

Note 9. Other fee income

The other fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. The following table summarizes the Company’s other fee income for the three months ended December 31, 2013 and 2012 (dollars in thousands):

	For the three months ended December 31
	2013	2012
Origination fee	$3,031	$2,028
Prepayment fee	3,026	159
Amendment fee	286	319
Transaction break-up fee	100	—
Administrative agent fee	114	61
Other fees	26	312
Other fee income	$6,583	$2,879

Note 10. Directors Fees

The independent directors receive an annual fee of $35,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of

F-39

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 10. Directors Fees  – (continued)

$12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the three months ended December 31, 2013 and 2012, we accrued $0.2 million and $0.1 million for directors’ fees expense, respectively. Effective January 1, 2014, each independent director will receive an annual fee of $55,000. The other director fees described above will remain the same.

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three months ended December 31, 2013 and 2012 (dollars in thousands except share and per share amounts):

	For the three months ended December 31
Basic and diluted	2013	2012
Net increase in net assets from operations	$14,293	$9,613
Weighted average common shares outstanding	40,162,592	24,767,375
Earnings per common share-basic and diluted	$0.36	$0.39

Note 12. Financial Highlights

The following is a schedule of financial highlights for the three months ended December 31, 2013 and 2012:

	For the three months ended December 31
	2013	2012
Per share data:
Net asset value per share at beginning of year	$12.70	$12.52
Net investment income(1)	0.42	0.39
Net realized gains on investments	0.00	0.01
Net unrealized appreciation/(depreciation) on investments	(0.07)	(0.01)
Net increase in net assets(2)	0.36	0.39
Distributions declared from net investment income	(0.37)	(0.36)
Total distributions to stockholders	(0.37)	(0.36)
Issuance of common stock, net of underwriting costs	0.00	0.13
Offering costs	0.00	(0.01)
Other(3)	—	0.02
Total capital share transactions	—	0.14
Net asset value at end of period	$12.68	$12.69
Net assets at end of period	$509,895,695	$363,747,895
Shares outstanding at end of period	40,199,813	28,662,049
Per share market value at end of period	$13.85	$14.56
Total return based on market value(4)	3.23%	6.32%
Total return based on net asset value(5)	2.62%	4.14%
Portfolio turnover rate	12.95%	3.84%

F-40

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 12. Financial Highlights  – (continued)

The following is a schedule of ratios and supplemental data for the three months ended December 31, 2013 and 2012:

	For the three months ended December 31
	2013	2012
Ratios:(6)
Ratio of net investment income to average net assets	14.97%	14.00%
Ratio of total expenses to average net assets	12.87%	11.80%
Ratio of incentive fees to average net assets	3.74%	3.50%
Supplemental Data:
Ratio of operating expenses and credit facility related expenses to average net assets	9.12%	8.29%
Average debt outstanding(7)	$302,306,522	$134,852,174
Average debt outstanding per common share	$7.53	$5.44
Asset coverage ratio per unit(8)	2,596	3,211
Average market value per unit
Facilities(9)	N/A	N/A
SBA debentures(9)	N/A	N/A
Notes due 2019	$25.76	$26.05
Notes due 2023	$23.19	N/A

(1)	Net investment income based on total weighted average common stock outstanding was $0.42 per share and $0.39 per share for the three months ended December 31, 2013 and 2012, respectively.
(2)	May not foot due to rounding.
(3)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(4)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(5)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(6)	Ratios are annualized.
(7)	Based on daily weighted average balance of debt outstanding during the period.
(8)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(9)	The Facilities and SBA debentures are not registered for public trading.

F-41

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
December 31, 2013

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declarations and distributions during the three months ended December 31, 2013 and 2012:

Date Declared	Record Date	Payment Date	Amount Per Share
For the three months ended December 31, 2013
10/30/2013	11/22/2013	12/13/2013	0.37
			$0.37

Date Declared	Record Date	Payment Date	Amount Per Share
For the three months ended December 31, 2012
11/1/2012	11/23/2012	12/14/2012	0.36
			$0.36

Note 14. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the Consolidated Financial Statements as of and for the three months ended December 31, 2013, except as disclosed below.

On February 5, 2014, the Company completed a public offering of 6,00,000 share of its common stock at a public offering price of $14.00 per share, raising approximately $80.9 million in net proceeds after deducting discounts and commissions and estimated offering expenses.

On February 5, 2014, the Company’s board of directors declared a quarterly dividend of $0.37 per share payable on March 14, 2014, to stockholders of record at the close of business on February 26, 2014.

F-42

PROSPECTUS

$750,000,000

MEDLEY CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities
Units

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a business development company. Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions, growth or refinancing.

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) with the prior approval of the majority of our common stockholders or (b) under such other circumstances as the Securities and Exchange Commission may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “MCC.” On January 16, 2014, the last reported sales price on the NYSE for our common stock was $14.37 per share. The net asset value per share of our common stock at September 30, 2013 was $12.70.

This prospectus, and the accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our common stock or other securities. Please read this prospectus, and the accompanying prospectus supplement, before investing, and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

An investment in our common stock or other securities is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risks” beginning on page 9 to read about factors you should consider, including the risk of leverage, before investing in our common stock or other securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

January 17, 2014

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus.

Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Prospectus Summary” and “Risks” sections before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock or other securities. You should read the entire prospectus carefully, including the section entitled “Risks”.

Except as otherwise indicated, the terms:

•	“we”, “us”, “our”, “Medley Capital” and the “Company” refer to Medley Capital Corporation, a Delaware corporation, and its subsidiaries for the periods after our consummation of the formation transaction described elsewhere in this prospectus and to Medley Capital BDC LLC, a Delaware limited liability company, for the periods prior to our consummation of the formation transaction described elsewhere in this prospectus;
•	“MCC Advisors” and the “Adviser” refer to MCC Advisors LLC, our investment adviser; and
•	“Medley” refers, collectively, to the activities and operations of Medley Capital LLC, Medley LLC, MCC Advisors, associated investment funds and their respective affiliates.

Medley Capital

Medley Capital Corporation is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. We have elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation, and we intend to operate in a manner so as to maintain our RIC tax treatment. We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) pursuant to an investment management agreement.

Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

Our investment activities are managed by our investment adviser, MCC Advisors, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials and transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the principals of MCC Advisors (“Principals”) and have worked together for over ten years, during which time they have focused on implementing their private debt strategy. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and furnishes us with office space, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Corporate Information

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations —  Formation Transaction” for a discussion of our formation.

Our administrative and executive offices are located at 375 Park Avenue, 33rd Floor, New York, NY 10152, and our telephone number is (212) 759-0777. We maintain a website at http://www.medleycapitalcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in us involves a high degree of risk. See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of the material risks you should carefully consider before deciding to invest in our common stock or other securities.

Recent Developments

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief permitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

OFFERINGS

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding the offerings:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
New York Stock Exchange symbol
“MCC”
Distributions on common stock
We intend to distribute quarterly dividends to holders of our common stock out of profits legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.
Taxation
We have elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” and “Tax Matters.”
Borrowing
We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities.
Investment Management Agreement
We have entered into an investment management agreement with MCC Advisors, under which MCC Advisors, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.
For providing these services, MCC Advisors receives a base management fee from us at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. The investment management agreement also provides that MCC Advisors will be entitled to an incentive fee of 20.0%.
The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (2) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ended December 31, 2011, will equal 20.0% of the “Incentive Fee Capital Gains”, if any, which will equal the realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.
The investment management agreement also provides that we will reimburse MCC Advisors for certain costs and expenses incurred by MCC Advisors. See “The Adviser — Investment Management Agreement.”
Administrator
Under a separate administration agreement, MCC Advisors also serves as our administrator. As administrator, MCC Advisors oversees our financial records, prepares reports to our stockholders and reports filed with the SEC, furnishes us with office space, provides us with equipment and office services and generally monitors the payment of our expenses and the performance of administrative and professional services rendered to us by others. We reimburse MCC Advisors for its costs in providing these services.
Trading at a discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. This risk may have a greater effect on investors expecting to sell their shares soon after completion of an offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.

Custodian and Transfer Agent for Common Stock
U.S. Bank National Association, serves as our Custodian and American Stock Transfer & Trust Company, serves as our Transfer Agent for our Common Stock. See “Custodian and Transfer Agent.”
License Agreement
We have entered into a license agreement with Medley Capital LLC, under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. For a description of the license agreement, see “The Adviser — License Agreement.”
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”
Risks
An investment in our common stock or other securities is subject to risks including the following, among others:
• Capital markets are currently in a period of instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives to our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.
• We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.
See “Risks” beginning on page 9 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock or other securities.
Available Information
We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090.
We maintain a website at http://www.medleycapitalcorp.com and all of our annual, quarterly and current reports, proxy statements and other publicly filed information are available, free of charge, on or through our website. You may also obtain such information by contacting us at 375 Park Avenue, 33rd Floor, New York, NY 10152, or by calling us at (212) 759-0777. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Medley Capital,” or that “we” will pay fees or expenses, our common stockholders will indirectly bear such fees or expenses.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	2.83	%(4)
Incentive fees payable under our Investment Management Agreement	3.06	%(5)
Interest payments on borrowed funds	3.55	%(6)
Other expenses (estimated)	1.75	%(7)
Total annual expenses	11.19%

EXAMPLE

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$112	$314	$489	$834

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Management Agreement is based on our gross assets, which is defined as all the assets of Medley Capital, including those acquired using borrowings for investment purposes, and are estimated by assuming the base management fee remains consistent with fees incurred for the three months ended September 30, 2013 as a percentage of our average net assets for the period. See “The Adviser — Investment Management Agreement.”
(5)	Estimated assuming that annual incentive fees earned by our investment adviser, MCC Advisors, remain consistent with the incentive fees earned by MCC Advisors for the three months ended September 30, 2013 as a percentage of our average net assets for the period. The incentive fee consists of two parts:

The first component, which is payable quarterly in arrears, will equal 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the Adviser to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains”, if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date).

For a more detailed discussion of the calculation of this fee, see “The Adviser — Investment Management Agreement”.

(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any outstanding borrowings are indirectly born by our investors. The table assumes: (i) that we borrow for investment purposes up to an amount equal to 33.1% of our average total assets (average borrowing of $248.3 million out of average total assets of $750.6 million for the three months ended September 30, 2013) and (ii) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $16.5 million. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.
(7)	“Other expenses” are based on the amounts incurred for the three months ended September 30, 2013, as a percentage of our average net assets for the period, annualized, and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the Administration Agreement. See “The Adviser — Administration Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of “Incentive Fee Capital Gains” under our investment management agreement. The “Pre-Incentive Fee Net Investment Income” under our investment management agreement, which, assuming a 5% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger a “Pre-Incentive Fee Net Investment Income” of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NYSE on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock or other securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Certain Risks in the Current Environment

Capital markets are currently in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which could have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that are materially and adversely impacting the broader financial and credit markets and reducing the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest modest improvement in the capital markets, these conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades for the U.S. and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Further, Moody's has warned that it may downgrade the U.S. Federal Government's rating if the federal debt is not stabilized. Absent further quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future (currently February 2014) unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations. If the U.S. Government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution (currently January 2014), another federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

Risks Related to Our Business

We may suffer credit losses.

Private debt in the form of secured loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the United States and many other countries have recently experienced or are experiencing.

Because we use borrowed funds to make investments or fund our business operations, we are exposed to risks typically associated with leverage which increase the risk of investing in us.

We have borrowed funds, including through the issuance of $40.0 million and $63.5 million in aggregate principal amount of 7.125% unsecured notes due March 30, 2019 and 6.125% unsecured notes due March 30, 2023 (collectively the “Notes”), through draws from our Revolving Credit Facility, Term Loan Facility and SBA-guaranteed debentures to leverage our capital structure, which is generally considered a speculative investment technique. As of September 30, 2013, our Term Loan Facility and Revolving Credit Facility had outstanding balances of $120.0 million and $2.5 million, respectively and we had $30.0 million SBA-guaranteed debentures outstanding. As a result:

•	our common shares may be exposed to an increased risk of loss because a decrease in the value of our investments may have a greater negative impact on the value of our common shares than if we did not use leverage;
•	if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;
•	our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;
•	the Revolving Facility is subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;
•	the Facilities contain covenants restricting our operating flexibility;
•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities; and
•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities”, only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities.

For a discussion of the terms of the Facilities and the Notes, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.”

Covenants in the Facilities may restrict our financial and operating flexibility.

We maintain the Facilities with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The Facilities are secured by substantially all of our assets, subject to certain exclusions. Availability of loans under the Facilities is linked to the valuation of the collateral pursuant to a borrowing base mechanism. Borrowings under the Facilities are subject to, among other things, a minimum borrowing/collateral base. Substantially all of our assets are pledged as collateral under the Facilities. The Facilities require us to, among other things (i) make representations and warranties regarding the collateral as well as our business and operations, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants. The documents for each of the Facilities also include default provisions such as the failure to make timely payments under the Facilities, as the case may be, the occurrence of a change in control, and our failure to materially perform under the operative agreements governing the Facilities, which, if not complied with, could accelerate repayment under the Facilities, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

As a result of such covenants and restrictions in the Facilities, we will be limited in how we conduct our business and we may be unable to raise additional debt or equity financing to take advantage of new business opportunities. In addition, our ability to satisfy the financial requirements required by the Facilities can be affected by events beyond our control and we cannot assure you that we will meet these requirements. We cannot assure you that we will be able to maintain compliance with these covenants in the future and, if we fail to do so, we may be in default under the Facilities, and we may be prohibited from undertaking actions that are necessary or desirable to maintain and expand our business.

Default under the Facilities could allow the lender(s) to declare all amounts outstanding to be immediately due and payable. If the lender(s) declare amounts outstanding under the Facilities to be due, the lender(s) could proceed against the assets pledged to secure the debt under the Facilities. Any event of default, therefore, could have a material adverse effect on our business if the lender(s) determine to exercise their rights.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment adviser has material non-public information regarding such portfolio company.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

The debt and equity securities in which we invest for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Most, if not all, of our investments (other than cash and cash equivalents) will be classified as Level 3 under Accounting Standards Codification Topic 820 — Fair Value Measurements and Disclosures. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability in question. We expect that inputs into the determination of fair value of our portfolio investments will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimers materially reduces the reliability of such information. We have retained the services of an independent service provider to review the valuation of these loans and securities. The types of factors that the board of directors may take into account in determining the fair value of our investments generally include, as appropriate, comparison to publicly traded securities including such factors as yield, maturity and measures of credit quality, the enterprise value of a portfolio company, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these loans and securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such loans and securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our portfolio may be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

The number of portfolio companies in our portfolio may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

In addition, investments in our portfolio are not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may, however, co-invest with our investment adviser and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our investment adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with our investment adviser’s other clients as otherwise permissible under regulatory guidance, applicable regulations and MCC Advisors’ allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by MCC Advisors and approved by our board of directors, including our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in our case, by our board of directors. It is our policy to base our determinations as to the amount of capital available for investment based on such factors as the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. However, we can offer no assurance that investment opportunities will be allocated to us fairly or equitably in the short-term or over time.

In addition, we have received an order from the SEC that permits us to negotiate the terms of co-investments with other funds managed by MCC Advisors or its affiliates subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority’s regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use our existing debt to finance our investments. In periods of rising interest rates, our cost of funds will increase to the extent we access the Facilities, since the interest rate on the Facilities is floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We expect that our long-term fixed-rate investments will be financed primarily with issuances of equity and long-term debt securities. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to MCC Advisors.

If MCC Advisors is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of MCC Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of MCC Advisors’ investment process and, in conjunction with its role as our administrator, its ability to provide competent, attentive and efficient services to us.

MCC Advisors’ senior management team is also the senior management team for Medley Capital, and may in the future manage other private investment funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rate on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, such as payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. See “Tax Matters — Taxation of the Company.”

We may be required to pay incentive fees on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind, or PIK, interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against MCC Advisors.

We may not be able to pay you dividends and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, restrictions on the payment of dividends under the Facilities, our SBIC subsidiary’s compliance with SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

Our SBIC subsidiary may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such a waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Our SBIC subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or any transfers of the capital stock of a licensed SBIC. If our SBIC subsidiary fails to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures. Any failure to comply with SBA regulations could have an adverse effect on our operations.

SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBICs under common control.

The SBA regulations currently limit the dollar amount of SBA-guaranteed debentures that can be issued by any one SBIC to $150.0 million or to a group of SBICs under common control to $225.0 million. Moreover, an SBIC may not borrow an amount in excess of two times (and in certain cases, up to three times) its regulatory capital. As of September 30, 2013, our SBIC subsidiary had $30.0 million in SBA-guaranteed debentures outstanding. If we reach the maximum dollar amount of SBA-guaranteed debentures permitted, and if we require additional capital, our cost of capital is likely to increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the current status of our SBIC subsidiary as an SBIC does not automatically assure that our SBIC subsidiary will continue to receive SBA- guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies and available SBA funding. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by our SBIC subsidiary.

The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Our SBIC subsidiary will need to generate sufficient cash flow to make required interest payments on the debentures. If our SBIC subsidiary is unable to meet their financial obligations under the debentures, the

SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under such debentures as the result of a default by us.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies, other SBICs and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. A significant part of our competitive advantage stems from the fact that the market for investments in mid-sized companies is underserved by traditional commercial banks and other financial institutions. A significant increase in the number and/or size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under the regulatory restrictions of the 1940 Act.

We depend upon senior management personnel of MCC Advisors for our future success, and if MCC Advisors is unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of MCC Advisors, particularly the managing partners Brook Taube, Seth Taube and Andrew Fentress, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of MCC Advisors’ senior management and investment teams are integral to its asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to MCC Advisors. The departure of any of the members of MCC Advisors’ senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that MCC Advisors will remain our investment adviser or our administrator.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

The track record and achievements of the senior management and investment teams of MCC Advisors are not necessarily indicative of future results that will be achieved by our investment adviser. As a result, our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior management and investment teams while they were employed at prior positions.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected and qualified to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we must meet certain requirements, including source-of-income, asset diversification and distribution requirements in order to not have to pay corporate-level taxes on income we distribute to our stockholders as dividends, which allows us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when MCC Advisors, its senior management and investment teams, and members of its Investment Committee have interests that differ from those of our stockholders, giving rise to a conflict of interest. In particular, certain private investment funds managed by the Principals of MCC Advisors hold controlling or minority equity interests, or have the right to acquire such equity interests, in some of our portfolio companies. As a result, the Principals of MCC Advisors may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the debt and equity holders in these portfolio companies differently. In addition, the Principals of MCC Advisors may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies given that they also manage private investment funds that hold the equity interests in these portfolio companies.

There may be conflicts related to obligations MCC Advisors’ senior management and investment teams and members of its Investment Committee have to other clients.

The members of the senior management and investment teams and the Investment Committee of MCC Advisors serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by MCC Advisors or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. For example, Brook Taube, Seth Taube and Andrew Fentress, have management responsibilities for other investment funds, accounts or other investment vehicles managed by affiliates of MCC Advisors.

Our investment objective may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, affiliates of MCC Advisors currently manage private funds and managed accounts that are seeking new capital commitments and will pursue an investment strategy similar to our strategy, and we may compete with these and other entities managed by affiliates of MCC Advisors for capital and investment opportunities. As a result, those individuals may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts advised by principals of, or affiliated with, MCC Advisors.

We have received an order from the SEC which permits us to co-invest with certain other investment funds managed by MCC Advisors or its affiliates, subject to the conditions included therein. In situations where we cannot co-invest with other investment funds managed by MCC Advisors or its affiliates, the investment policies and procedures of MCC Advisors generally require that such opportunities be offered to us and such other investment funds on an alternating basis. However, there can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.

MCC Advisors may, from time to time, possess material non-public information, limiting our investment discretion.

MCC Advisors and members of its senior management and investment teams and Investment Committee may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for MCC Advisors that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to MCC Advisors. These fees are based on our gross assets. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than one might achieve through direct investments. Because these fees are based on our gross assets, MCC Advisors will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, MCC Advisors may benefit when capital gains are recognized and, because MCC Advisors determines when a holding is sold, MCC Advisors controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how MCC Advisors addresses these and other conflicts of interests associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review MCC Advisors’ services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, MCC Advisors or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to MCC Advisors that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for MCC Advisors to the extent that it may encourage MCC Advisors to favor debt financings that provide for deferred interest, rather than current cash payments of interest. MCC Advisors may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because MCC Advisors is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, which we have increasingly done over the years, you will experience increased risks of investing in our securities. We borrow under the Facilities, issued the Notes issued the SBA-guaranteed debentures and may issue other debt securities or enter into other types of borrowing arrangements in the future. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

As of September 30, 2013 our Term Loan Facility and Revolving Credit Facility had outstanding balances of $120.0 million and $2.5 million, respectively, $30.0 million SBA-guaranteed debentures outstanding and we had $103.5 million of outstanding Notes. The Facilities and the Notes require periodic payments of interest. The weighted average interest rate charged on our borrowings as of September 30, 2013 was 5.1% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our September 30, 2013 total assets of at least 1.3%. If we are unable to meet the financial obligations under the Facilities, the lenders under the Facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on the outstanding Notes to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, if we receive a license from the SBA we will have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(17.76)%	(10.15)%	(2.53)%	5.08%	12.69%

(1)	Assumes $776.4 million in total assets, $256.0 million in debt outstanding, $509.8 million in net assets, and a weighted average interest rate of 5.1%. Actual interest payments may be different.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to MCC Advisors may create an incentive for MCC Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to MCC Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage MCC Advisors to use leverage or take additional risk to increase the return on our investments. The use of leverage may magnify the potential for gain or loss on amounts invested. The use of leverage is considered a speculative technique. If we borrow from banks or other lenders, we would expect that such lenders will seek recovery against our assets in the event of a default and these lenders likely will have claims on our assets that are superior to those of our equity holders. In addition, MCC Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, MCC Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to MCC Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of MCC Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from MCC Advisors prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Brook Taube, Seth Taube and Andrew Fentress, have a pecuniary interest in MCC Advisors. The participation of MCC Advisors’ investment professionals in our valuation process, and the pecuniary interest in MCC Advisors by certain members of our board of directors, could result in a conflict of interest as the management fee that we will pay MCC Advisors is based on our gross assets.

Conflicts related to other arrangements with MCC Advisors.

We utilize MCC Advisors’ office space and pay to MCC Advisors our allocable portion of overhead and other expenses incurred by MCC Advisors in performing its obligations under the administration agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. This results in conflicts of interest that our board of directors must monitor.

The investment management agreement and administration agreement with MCC Advisors were not negotiated on an arm’s length basis and may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

The investment management agreement and the administration agreement were negotiated between related parties. Consequently, their terms, including fees payable to MCC Advisors, may not be as favorable to us as if they had been negotiated with an unaffiliated third party.

Our ability to sell or otherwise exit investments in which affiliates of MCC Advisors also have an investment may be restricted.

We may be considered affiliates with respect to certain of our portfolio companies, as discussed under “Investments and Portfolio Companies.” Certain private funds advised by the Principals of MCC Advisors also hold interests in these portfolio companies and as such these interests may be considered a joint enterprise under applicable regulations. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so will be limited. We have sought separate exemptive relief in relation to these types of joint transactions, however, there is no assurance that we will obtain relief that would permit us to negotiate future restructurings or other transactions that may be considered a joint enterprise.

Risks Related to Our Investments

We may not realize gains from our equity investments.

When we make a debt investment, we may acquire warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans issued by private middle-market companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Equity Investments.  When we invest in senior secured loans, we may receive warrants or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. The warrants or equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrants or equity interests, and any gains that we do realize on the disposition of any warrants or equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in private middle-market companies involves a number of significant risks. See “Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment” below.

Our investments in private middle-market portfolio companies may be risky, and you could lose all or part of your investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of MCC Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and MCC Advisors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

We intend to invest primarily in secured debt issued by our portfolio companies. The portfolio companies usually have, or may be permitted to incur, other debt that ranks above or equally with the debt securities in which we invest. In the case of debt ranking above debt securities in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (1) the ability to cause the commencement of enforcement proceedings against the collateral; (2) the ability to control the conduct of such proceedings; (3) the approval of amendments to collateral documents; (4) releases of liens on the collateral; and (5) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

Our loans to portfolio companies are callable at any time, most of them at no premium to par. It is uncertain as to when each loan may be called. Whether a loan is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these loans, having the loan called early may reduce the achievable yield for us below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

We may acquire indirect interests in loans rather than direct interests, which would subject us to additional risk.

We may make or acquire loans or investments through participation agreements. A participation agreement typically results in a contractual relationship only with the counterparty to the participation agreement and not with the borrower. MCC Advisors has adopted best execution procedures and guidelines to mitigate credit and counterparty risk when we acquire a loan through a participation agreement. In investing through participations, we will generally not have a right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the counterparty selling the participation. In the event of insolvency of the counterparty, we, by virtue of holding participation interests in the loan, may be treated as its general unsecured creditor. In addition, although we may have certain contractual rights under the loan participation that require the counterparty to obtain our consent prior to taking various actions relating to the loan, we cannot guarantee that the counterparty will seek such consent prior to taking various actions. Further, in investing through participation agreements, we may not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that we would otherwise conduct if we were investing directly in the loan, which may result in us being exposed to greater credit or fraud risk with respect to the borrower or the loan than we expected when initially purchasing the participation. See “Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” above.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We also may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve lending directly to private companies. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. We may not realize gains from our equity investments.

Risks Related to Our Operations as a BDC and a RIC

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock), the issuance of additional shares of our common stock or from securitization transactions. We also may issue, through our SBIC subsidiary, additional SBA-guaranteed debentures, subject to certain restrictions. For a discussion of the requirements for issuing SBA-guaranteed debentures, see “Regulation — Small Business Investment Company Regulations.” However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

•	Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights and possibly rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.
•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that, in the determination of our board of directors, closely approximates the market value of such securities at the relevant time. We may also make rights offerings to our stockholders at prices per share less than the NAV per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties. In addition, any change to the SBA’s current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through our SBIC subsidiary, and therefore, our ability to compete with other finance companies.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation”. Our intent is that a substantial portion of the investments that we acquire will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

We will become subject to corporate-level income tax if we are unable to maintain our qualification as a regulated investment company under Subchapter M of the Code.

We have elected and qualified to be treated as a RIC under Subchapter M of the Code and intend to maintain such qualification for succeeding tax years. No assurance can be given that we will be able to qualify for and maintain our RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The distribution requirement for a RIC is satisfied if we distribute to our stockholders at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement is satisfied if we obtain at least 90% of our income for each fiscal year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement is satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Risks Relating to an Investment in Our Securities

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Shares of closed-end investment companies, including business development companies, may, at times, trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may, at times, trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of the companies;
•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to BDCs, SBICs or RICs;
•	loss of our qualification as a RIC or BDC or our SBIC subsidiary’s status as an SBIC;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio of investments;
•	changes in accounting guidelines governing valuation of our investments;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	departure of MCC Advisors’ or any of its affiliates’ key personnel;
•	operating performance of companies comparable to us;
•	general economic trends and other external factors; and
•	loss of a major funding source.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

We will have broad discretion over the use of proceeds of any offering made pursuant to this prospectus, to the extent it is successful.

We will have significant flexibility in applying the proceeds of any offering made pursuant to this prospectus. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At our 2013 Annual Meeting of Stockholders, we received approval from our stockholders to authorize us, with the approval of our board of directors, to sell shares of our common stock at a price or prices below our then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement (including, without limitation, that the number of shares issued does not exceed 25% of our then outstanding common stock, at a price below, but no more than 20% below, its then current net asset value). This authorization is effective for securities sold during a period beginning on the date of such stockholder approval, which was obtained on April 4, 2013, and expiring on the date of our 2014 Annual Meeting of Stockholders, which is expected to be held in February 2014.

In addition, we asked our stockholders to approve a proposal to authorize the Company, with the approval of our board of directors, to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

Any decision to sell shares of our common stock below its then current net asset value per share or issue securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

If we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our shares of common stock at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1000 of net asset value.

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of September 30, 2013, there was $2.5 million outstanding under our Revolving Facility and $30.0 million SBA-guaranteed debentures outstanding. The indebtedness under the Facilities and the SBA-guaranteed debentures are effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Medley Capital Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. Although our subsidiaries currently do not have any indebtedness outstanding, they may incur substantial indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes were issued contains limited protection for holders of the Notes.

The indenture under which the Notes were issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes place no restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;
•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;
•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the Notes generally do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under the indenture. Any changes, while unlikely, to the financial tests in the 1940 Act could affect the terms of the Notes.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes. Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Facilities. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

An active trading market for the Notes may not develop or be sustained, which could limit the market price of the Notes or your ability to sell them.

Although the Notes are listed on the NYSE under the symbols “MCQ,” in the case of the 2019 Notes, and “MCV,” in the case of the 2023 Notes, we cannot provide any assurances that an active trading market will develop or be sustained for the Notes or that you will be able to sell your Notes. At various times, the Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. To the extent an active trading market is not sustained, the liquidity and trading price for the Notes may be harmed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Facilities or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness (including the Facilities), we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Facilities or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Facilities or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Facilities or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Facilities or other debt, the lenders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Facilities have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Facilities or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

If we issue preferred stock, we cannot assure you that such issuance would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of our common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock we might issue would have the right to elect members of the board of directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of the board of directors at all times and in the event dividends become two full years in arrears, would have the right to elect a majority of our directors until such arrearage is completely eliminated. In addition, preferred stockholders would have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly would be able to veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our performance or financial condition. In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	our business prospects and the prospects of our portfolio companies;

•	limitations on entering into transactions with our affiliates in the absence of regulatory relief;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or MCC Advisors;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of MCC Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	the unfavorable resolution of legal proceedings; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend”, “opportunity”, “pipeline”, “believe”, “comfortable”, “expect”, “anticipate”, “current”, “intention”, “estimate”, “position”, “assume”, “potential”, “outlook”, “continue”, “remain”, “maintain”, “sustain”, “seek”, “achieve” and similar expressions, or future or conditional verbs such as “will”, “would”, “should”, “could”, “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our common stock or other securities pursuant to this prospectus to provide debt financing to portfolio companies in accordance with our investment objective and for general corporate purposes. We may also use the net proceeds from future offerings to repay outstanding indebtedness under our Facilities. We anticipate that substantially all of the net proceeds from any offering of our securities will be used for the above purposes within six to 12 months after the particular offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. We cannot assure you that we will achieve our targeted investment pace.

Pending investments in accordance with our investment objective and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments”, as appropriate. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” and “The Adviser — Investment Management Agreement.”

The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Price Range

Our common stock began trading on January 20, 2011, and is currently traded on the NYSE under the symbol “MCC”. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value, or NAV, and quarterly dividends per share since shares of our common stock began being regularly quoted on the NYSE.

		Closing Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends(3)
Period	NAV(1)	High	Low
Fiscal year ended September 30, 2011
Second quarter(4)	$12.48	$12.18	$11.85	(2.40)%	(5.05)%	$0.16
Third quarter	$12.55	$12.24	$11.00	(2.47)%	(12.35)%	$0.21
Fourth quarter	$12.57	$11.73	$9.65	(6.68)%	(23.23)%	$0.25
Fiscal year ending September 30, 2012
First Quarter	$12.57	$10.56	$8.96	(15.99)%	(28.72)%	$0.28
Second Quarter	$12.63	$11.86	$10.17	(6.10)%	(19.48)%	$0.31
Third Quarter	$12.60	$12.04	$10.72	(4.44)%	(14.92)%	$0.36
Fourth Quarter	$12.52	$14.36	$11.91	14.7%	(4.87)%	$0.36
Fiscal year ending September 30, 2013
First Quarter	$12.69	$14.62	$12.99	15.21%	2.36%	$0.36
Second Quarter	$12.73	$16.15	$14.46	26.87%	13.59%	$0.36
Third Quarter	$12.65	$15.65	$13.06	23.72%	3.24%	$0.37
Fourth Quarter	$12.70	$14.65	$13.04	15.35%	2.68%	$0.37
Fiscal year ending September 30, 2014
First Quarter	*	$14.64	$13.38	*	*	*
Second Quarter (through January 16, 2014)	*	$14.37	$13.80	*	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)	Represents the cash dividend declared for the specified quarter.
(4)	From January 20, 2011 (IPO) to March 31, 2011.
*	Not determinable as of the date hereof.

The last reported price for our common stock on January 16, 2014 was $14.37 per share. As of January 16, 2014, we had 16 stockholders of record.

Distributions

Our dividends, if any, are determined by the board of directors. We have elected and qualified to be treated as a RIC under Subchapter M of the Code. To maintain RIC qualification, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed in the preceding year.

The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since completion of our initial public offering.

Dividends Declared
Period	Payment Dates	Per Share
Fiscal year ended September 30, 2011
Second quarter(1)	June 15, 2011	$0.16
Third quarter	September 15, 2011	$0.21
Fourth quarter	December 30, 2011	$0.25
Total		$0.62
Fiscal year ended September 30, 2012
First quarter	March 15, 2012	$0.28
Second quarter	June 15, 2012	$0.31
Third quarter	September 14, 2012	$0.36
Fourth quarter	December 14, 2012	$0.36
Total		$1.31
Fiscal year ending September 30, 2013
First quarter	March 15, 2013	$0.36
Second quarter	June 14, 2013	$0.36
Third quarter	September 13, 2013	$0.37
Fourth quarter	December 13, 2013	$0.37

(1)	From January 20, 2011 (IPO) to March 31, 2011.

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. See “Dividend Reinvestment Plan”.

SELECTED FINANCIAL AND OTHER DATA

We have derived the selected financial data below from our audited consolidated financial statements for the fiscal years ended September 30, 2013, 2012 and 2011, which have been audited by Ernst & Young LLP, our independent registered public accounting firm. Historical financial data is not necessarily indicative of our future results of operations or financial position.

As of September 30, 2010, the Company (including its predecessors) had not yet commenced operations. The following selected financial data should be read together with our financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	At and for the Year Ended
	September 30, 2013	September 30, 2012	September 30, 2011
Statement of Operations data:
($ in thousands)
Total investment income	$88,991	$44,520	$14,569
Base management fee, net	10,918	5,480	1,610
Incentive fee	11,600	5,886	714
All other expenses	20,074	9,644	2,616
Net investment income	46,399	23,510	9,629
Unrealized depreciation on investments	(7,242)	(1,062)	(150)
Realized gain (loss) on investments	261	(44)	55
Net increase in net assets resulting from operations	39,418	22,404	9,534
Per share data:
Net asset value per common share at period end	$12.70	$12.52	$12.57
Market price at period end	13.79	14.07	10.08
Net investment income	1.53	1.31	0.56
Net realized and unrealized loss on investments	(0.23)	(0.06)	(0.01)
Net increase in net assets resulting from operations	1.30	1.25	0.55
Dividends paid	1.45	1.20	0.37
Balance Sheet data at period end:
($ in thousands)
Total investments at fair value	$749,237	$401,949	$199,206
Cash and cash equivalents	8,558	4,894	17,202
Other assets	18,598	8,928	3,721
Total assets	776,393	415,771	220,129
Total liabilities	266,559	126,432	2,476
Total net assets	509,834	289,339	217,653
Other data (unaudited):
Weighted average annual yield on debt investments(1)	13.8%	14.3%	14.5%
Number of investments at period end	57	38	18

(1)	The weighted average yield is based upon original cost on our debt investments.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus. Although our earnings have generally increased in recent periods, our ratio of earnings to fixed charges has decreased due to greater levels of borrowing.

	For the Year Ended September 30, 2013	For The Year Ended September 30, 2012	For The Year Ended September 30, 2011
Earnings to Fixed Charges(1)	3.93	5.48	59.47

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus as well as the important factors set forth under “Risks” and “Forward-Looking Statements.”

Except as otherwise specified, references to “we,” “us,” “our,” or the “Company,” refer to Medley Capital Corporation.

Formation Transaction

Prior to the pricing of our initial public offering, MOF LP and MOF LTD transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests. On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to Medley Capital BDC LLC in exchange for Medley Capital BDC LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of Medley Capital BDC LLC.

On January 18, 2011, Medley Capital BDC LLC, a Delaware limited liability company converted into Medley Capital Corporation, a Delaware corporation. As a result, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share. On January 20, 2011, Medley Capital Corporation filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, we priced our initial public offering and sold 11,111,112 shares of our common stock at $12.00 per share. On February 24, 2011, an additional 450,000 shares of our common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and estimated offering costs, we raised a total of approximately $129.6 million. Our shares began trading on January 20, 2011 on the NYSE under the symbol “MCC.”

Overview

We are an externally-managed, non-diversified closed-end management investment company that filed an election to be regulated as a BDC under the 1940 Act. In addition, we have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code.

We commenced operations and completed our initial public offering on January 20, 2011. Our investment activities are managed by MCC Advisors and supervised by our board of directors, of which a majority of the members are independent of us.

Our investment objective is to generate current income and capital appreciation by lending directly to privately-held middle market companies to help these companies fund acquisitions, growth or refinancing. Our portfolio generally consists of senior secured first lien term loans and senior secured second lien term loans. In many of our investments, we receive warrants or other equity participation features which we believe will increase the total investment returns.

As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we are only allowed to borrow money such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing, with certain limited exceptions. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements. To maintain our RIC tax treatment under subchapter M for U.S. federal income tax purposes, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for the taxable year.

Revenues

We generate revenue in the form of interest income on the debt that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We invest our assets primarily in privately held companies with enterprise or asset values between $25 million and $250 million and focus on investment sizes of $10 million to $50 million. We believe that pursuing opportunities of this size offers several benefits including reduced competition, a larger investment opportunity set and the ability to minimize the impact of financial intermediaries. We expect our debt investments to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either monthly or quarterly. In some cases our debt investments may provide for a portion of the interest to be PIK. To the extent interest is PIK, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

Our primary operating expenses include the payment of management and incentive fees pursuant to the investment management agreement we have with MCC Advisors and overhead expenses, including our allocable portion of our administrator’s overhead under the administration agreement. Our management and incentive fees compensate MCC Advisors for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and continued corporate existence;
•	calculating our NAV (including the cost and expenses of any independent valuation firms);
•	expenses incurred by MCC Advisors payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;
•	interest payable on debt, if any, incurred to finance our investments;
•	the costs of all offerings of common stock and other securities, if any;
•	the base management fee and any incentive fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	registration fees and listing fees;
•	U.S. federal, state and local taxes;
•	independent director fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or MCC Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs (including travel expenses).

Portfolio and Investment Activity

As of September 30, 2013, our portfolio consisted of investments in fifty-seven portfolio companies with a fair value of approximately $749.2 million. During the year ended September 30, 2013, we invested $420.9 million in thirty-two new portfolio companies and $62.2 million in fourteen existing portfolio companies, and we had $139.8 million in aggregate amount of exits and repayments, resulting in net investments of $343.3 million for the year.

As of September 30, 2012, our portfolio consisted of investments in 38 portfolio companies with a fair value of approximately $401.9 million. During the year ended September 30, 2012, we invested $242.6 million in 23 new portfolio companies and $28.2 million in nine existing portfolio companies, and we had $70.9 million in aggregate amount of exits and repayments, resulting in net investments of $199.9 million for the year.

As of September 30, 2013, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $13.3 million and $13.1 million, and $25.5 million and $25.3 million, respectively, and we had approximately $8.6 million of cash and cash equivalents. As of September 30, 2012, our average portfolio company investment and our largest portfolio company investment at amortized cost and fair value was approximately $10.6 million and $10.6 million, and $23.4 million and $23.4 million, respectively, and we had approximately $4.9 million of cash and cash equivalents and $10.2 million payable for investments purchased.

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of September 30, 2013 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$418,109	54.6	408,802	53.9
Senior Secured Second Lien Term Loans	253,210	33.0	251,963	33.2
Senior Secured Notes	84,125	11.0	85,262	11.3
Unsecured Debt	255	0.1	255	0.1
Equities/Warrants	1,991	0.2	2,955	0.4
Cash and Cash Equivalents	8,558	1.1	8,558	1.1
Total	$766,248	100%	$757,795	100.00%

The following table summarizes the amortized cost and the fair value of investments and cash and cash equivalents as of September 30, 2012 (dollars in thousands):

	Amortized Cost	Percentage of Total	Fair Value	Percentage of Total
Senior Secured First Lien Term Loans	$187,753	46.0%	$186,841	45.9%
Senior Secured Second Lien Term Loans	158,076	38.7	157,015	38.6
Senior Secured Notes	55,381	13.6	55,750	13.7
Equity/Warrants	1,950	0.5	2,343	0.6
Cash and Cash Equivalents	4,894	1.2	4,894	1.2
Total	$408,054	100.0%	$406,843	100.0%

As of September 30, 2013, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 57.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy, we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of September 30, 2013, our income-bearing investment portfolio, which represented nearly 99.5% of our total portfolio, had a weighted average yield based upon cost of our portfolio investments of approximately 13.8%, and 53.1% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 46.9% bore interest at fixed rates.

MCC Advisors regularly assesses the risk profile of each of our investments and rates each of them based on the following categories, which we refer to as MCC Advisors’ investment credit rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2013 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$37,618	5.0%
2	650,130	86.8
3	49,396	6.6
4	8,003	1.1
5	4,090	0.5
Total	$749,237	100.0%

The following table shows the distribution of our investments on the 1 to 5 investment performance rating scale at fair value as of September 30, 2012 (dollars in thousands):

Investment Performance Rating	Investments at Fair Value	Percentage
1	$17,230	4.3%
2	354,577	88.2
3	30,142	7.5
4	—	—
5	—	—
Total	$401,949	100.0%

Results of Operations

Operating results for the years ended September 30, 2013, 2012 and 2011 are as follows (dollars in thousands):

	For the years ended
	September 30, 2013	September 30, 2012	September 30, 2011
	($ in thousands)
Total investment income	$88,991	$44,520	$14,569
Total expenses, net	42,592	20,974	4,940
Net investment income before excise taxes	46,399	23,546	9,629
Excise tax expense	—	(36)	—
Net investment income	46,399	23,510	9,629
Net realized gains (losses)	261	(44)	55
Net unrealized gains (losses)	(7,242)	(1,062)	(150)
Net increase in net assets resulting from operations	$39,418	$22,404	$9,534

Investment Income

For the year ended September 30, 2013, investment income totaled $89.0 million, of which $73.2 million was attributable to portfolio interest and $15.8 million to other fee income. For the year ended September 30, 2012, investment income totaled $44.5 million, of which $38.3 million was attributable to portfolio interest and $6.2 million to other fee income. For the year ended September 30, 2011, investment income totaled $14.6 million, of which $12.7 million was attributable to portfolio interest, $0.1 million to interest earned on cash and cash equivalents and $1.8 million to other fee income.

Operating Expenses

Operating expenses for the years ended September 30, 2013, 2012 and 2011 were as follows:

	For the years ended
	September 30, 2013	September 30, 2012	September 30, 2011
	($ in thousands)
Base management fees	$10,918	$5,521	$2,679
Incentive fees	11,600	5,886	714
Administrator expenses	2,475	1,540	866
Professional fees	1,846	1,600	628
Interest and financing expenses	13,448	5,011	163
Directors fees	461	481	449
Insurance	377	465	287
Organizational expense	151	—	92
General and administrative	1,316	511	131
Expenses before management fee waiver(1)	$42,592	$21,015	$6,009

(1)	For the year ended September 30, 2013, there was no waiver of management fees.

For the year ended September 30, 2013, total operating expenses before manager expense waiver and reimbursement increased by $21.6 million, or 102.7%, compared to the year ended September 30, 2012.

For the year ended September 30, 2012, total operating expenses before manager expense waiver and reimbursement increased $15.0 million, or 249.7%, compared to the year ended September 30, 2011.

Interest and financing expenses were higher in the year ended September 30, 2013 than the year ended September 30, 2012 as a result of increase in commitment on a four-year senior secured revolving credit facility, issuing $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”), entering into a new five-year senior secured term loan credit facility, issuing $63.5 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes”) and issuing SBA-guaranteed debentures.

Excluding interest and financing expenses, expenses increased for the year ended September 30, 2013 compared to the year ended September 30, 2012 due to an increase in professional fees, base management fees, incentive fees, administrative service fees, general administrative expenses and organizational expenses. Professional fees and administrative service fees have increased due to higher legal, audit, valuation services and administrator expenses. Base management fees, which are calculated based on average gross assets, increased due to the growth in the portfolio throughout the period. The incentive fee increased as a result of the increase in pre-incentive fee net investment income.

Net Realized Gains/Losses from Investments

We measure realized gains or losses by the difference between the net proceeds from the disposition and the amortized cost basis of an investment, without regard to unrealized gains or losses previously recognized.

During the years ended September 30, 2013, 2012 and 2011, we recognized $260,822 of realized gains, $44,727 realized losses, and $55,000 of realized gains on our portfolio investments, respectfully.

Net Unrealized Appreciation/Depreciation on Investments

Net change in unrealized appreciation or depreciation on investments reflects the net change in the fair value of our investment portfolio. For the years ended September 30, 2013, 2012 and 2011, we had $7.2 million, $1.1 million and $0.1 million of unrealized depreciation, respectively, on portfolio investments.

Changes in Net Assets from Operations

For the year ended September 30, 2013, we recorded a net increase in net assets resulting from operations of $39.4 million compared to a net increase in net assets resulting from operations of $22.4 million for the year ended September 30, 2012 and $9.5 million for the year ended September 30, 2011. The difference among each of the fiscal years is attributable to an increase in total investment income offset by an increase in total operating expenses, resulting from portfolio growth and an increase in net unrealized depreciation for the year ended September 30, 2013, as compared to September 30, 2012 and 2011. Based on 30,246,247, 17,919,310 and 17,258,215 weighted average common shares outstanding for the years ended September 30, 2013, 2012 and 2011, respectively, our per share net increase in net assets resulting from operations was $1.30 for the year ended September 30, 2013, compared to a per share net increase in net assets from operations of $1.25 for the year ended September 30, 2012 and $0.55 for the year ended September 30, 2011.

Financial Condition, Liquidity and Capital Resources

As a BDC, we distribute substantially all of our net income to our stockholders and have an ongoing need to raise additional capital for investment purposes. To fund growth, we have a number of alternatives available to increase capital; including raising equity, increasing debt, and funding from operational cash flow.

Our liquidity and capital resources have been generated primarily from the net proceeds of public offerings of common stock, advances from the Revolving Facility and the Term Loan Facility (each as defined below and together, the “Facilities”) and net proceeds from the issuance of notes as well as cash flows from operations.

On January 20, 2011, we completed our IPO and issued 11,111,112 common shares and received net proceeds of $129.6 million.

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Revolving Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions.

On March 21, 2012, we issued $40.0 million in aggregate principal amount of the 2019 Notes. The 2019 Notes may be redeemed in whole or in part at any time or from time to time at our option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”. As of September 30, 2013, $40.0 million in aggregate principal amount of the 2019 Notes were outstanding.

On August 24, 2012, we completed a public offering of 5,750,000 shares, including the underwriters’ full exercise of the option to purchase additional shares, of our common stock at a public offering price of $12.95 per share, raising approximately $71.9 million in net proceeds.

On August 31, 2012, we entered into Amendment No. 1 to the Revolving Facility, and entered into a new senior secured term loan credit facility (the “Term Loan Facility,” and together with the Revolving Facility, the “Facilities”) with ING Capital LLC.

Amendment No. 1 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $125.0 million to $132.5 million; permit the Term Loan Facility; and extend the maturity date from August 4, 2015 to August 31, 2016. Amendment No. 1 to the Revolving Facility also changes the interest rate of the Revolving Facility from (a) Eurocurrency loans from LIBOR + 3.75% per annum, with a 1% LIBOR floor, to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, LIBOR plus 3.75% per annum, with no LIBOR floor, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, LIBOR plus 3.25% per annum, with no LIBOR floor, and (b) alternative base rate loans based, or ABR, on 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5%, LIBOR for a period of three months plus 1% or the ABR Floor of 2% to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, 2.25% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%. As of September 30, 2013, there was $2.5 million outstanding under the Revolving Facility.

Each of the Facilities includes an accordion feature permitting us to expand the Facilities, if certain conditions are satisfied; provided, however, that the aggregate amount of the Facilities, collectively, is capped at $400.0 million.

On September 25, 2012, we closed $5 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $137.5 million.

On December 3, 2012, we completed a public offering of 5,000,000 shares of our common stock at a public offering price of $13.75 per share, raising approximately $66.0 million in net proceeds. On December 19, 2012, we sold an additional 495,263 shares of our common stock at a public offering price of $13.75 per share, raising approximately $6.5 million in net proceeds, pursuant to the underwriters’ partial exercise of the option to purchase additional shares.

On December 7, 2012, we entered into Amendment No. 2 to the Revolving Facility, and entered into Amendment No. 1 to the Term Loan Facility.

Amendment No. 2 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $137.5 million to $182.0 million.

Amendment No. 1 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $55.0 million to $80.5 million. The Term Loan Facility matures on August 31, 2017, bears interest at LIBOR plus 4.00% (with no LIBOR floor, rounded upwards, if necessary, to the next 1/16 of 1%).

On January 23, 2013, we entered into Amendment No. 2 to the Term Loan Facility. Amendment No. 2 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $80.5 million to $100.0 million.

On January 23, 2013, the Company closed $18.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $200.0 million.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of the 2023 Notes. The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCV”.

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

On March 28, 2013, we entered into Amendment No. 3 to the Revolving Facility, and entered into Amendment No. 3 to the Term Loan Facility.

Amendment No. 3 to each of the Revolving Facility and the Term Loan Facility amend certain provisions of the Facilities. In particular, the aggregate accordion feature permitting subsequent increases to the Facilities have been increased to an aggregate maximum amount of $400 million, an increase of $100 million from the prior limit of $300 million.

On March 28, 2013, the Company closed $9.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $209.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $105.0 million.

On April 12, 2013, we completed a public offering of 4,000,000 shares of our common stock and an additional 492,271 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $14.70 per share, raising approximately $63.4 million in net proceeds.

On April 18, 2013, the Company closed $1.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $210.0 million.

On May 1, 2013, we entered into Amendment No. 4 to the Revolving Facility, and entered into Amendment No. 4 to the Term Loan Facility.

Amendment No. 4 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $210.0 million to $230.0 million.

Amendment No. 4 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $105.0 million to $115.0 million.

On September 9, 2013, we completed a public offering of 6,900,000 shares of our common stock, which included the full exercise of the underwriters’ option to purchase an additional 900,000 shares, at a public offering price of $14.70 per share, raising approximately $86.6 million in net proceeds.

On September 25, 2013, the Company closed $15.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $245.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $120.0 million.

As of September 30, 2013, we had $8.6 million in cash and cash equivalents. In the future, we may generate cash from future offerings of securities, future borrowings and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds is investments in our targeted asset classes, cash distributions to our stockholders, and other general corporate purposes.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our reconvened 2013 Annual Meeting of Stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings (subject to certain conditions, including that the number of shares issued in such offerings does not exceed 25% of our then outstanding common stock, at a price below, but no more than 20% below, our then current net asset value) for a period expiring on the earlier of the anniversary of the date of the 2013 Annual Meeting or the date of our 2014 Annual Meeting of Stockholders, which is expected to be held in February 2014 . We intend to seek stockholder approval to sell our common stock below NAV at our 2014 Annual Meeting of Stockholders, on the same terms that were approved at our 2013 Annual Meeting of Stockholders.

In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”) received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”).

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

As of September 30, 2013, SBIC LP had $50.0 million in regulatory capital and had $30.0 million SBA-guaranteed debentures outstanding.

Contractual Obligations and Off-Balance Sheet Arrangements

We may become a party to financial instruments with off-balance sheet risk in the normal course of our business to meet the financial needs of our portfolio companies. As of September 30, 2013, we had commitments under loan and financing agreements to fund up to $33.1 million to six portfolio companies. These commitments are primarily composed of senior secured term loans and a revolver. As of September 30, 2012, we had commitments under loan and financing agreements to fund up to $17.3 million to six portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments for the years ended September 30, 2013 and 2012 is show in the table below (dollars in thousands):

	Year ended September 30, 2013	Year ended September 30, 2012
Red Skye Wireless LLC	$15,000	$—
Lydell Jewelry Design Studio LLC	5,928	—
DLR Restaurants LLC	4,177	—
DreamFinders Homes LLC – Term Loan B	2,723	—
DreamFinders Homes LLC – Term Loan A	2,500	—
Tenere Acquisition Corp.	2,000	—
Physicians Care Alliance LLC – Revolver	767	—
Prestige Industries LLC	—	6,240
Gulf Coast Atlantic Corporation	—	3,938
Calloway Laboratories, Inc.	—	3,000
American Gaming Systems LLC	—	1,240
Welocalize Inc. – Term Loan B	—	1,112
Welocalize Inc. – Term Loan A	—	977
Meridian Behavioral Health, LLC	—	750
Total	$33,095	$17,257

We have certain contracts under which we have material future commitments. We have entered into an investment management agreement with MCC Advisors in accordance with the 1940 Act. The investment management agreement became effective upon the pricing of our initial public offering. Under the investment management agreement, MCC Advisors has agreed to provide us with investment advisory and management services. For these services, we have agreed to pay a base management fee equal to a percentage of our gross assets and an incentive fee based on our performance.

We have also entered into an administration agreement with MCC Advisors as our administrator. The administration agreement became effective upon the pricing of our initial public offering. Under the administration agreement, MCC Advisors has agreed to furnish us with office facilities and equipment, provide us clerical, bookkeeping and record keeping services at such facilities and provide us with other administrative services necessary to conduct our day-to-day operations. MCC Advisors will also provide on our behalf significant managerial assistance to those portfolio companies to which we are required to provide such assistance.

The following table shows our payment obligations for repayment of debt and other contractual obligations at September 30, 2013 (dollars in thousands):

	Payment Due by Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Revolving Facility	$2,500	$—	$—	$2,500	$—
Term Loan Facility	120,000	—	—	120,000	—
2019 Notes	40,000	—	—	—	40,000
2023 Notes	63,500	—	—	—	63,500
SBA Debenture	30,000	—	—	—	30,000
Total contractual obligations	$256,000	$—	$—	$122,500	$133,500

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our investment management agreement and our administration agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Distributions

We have elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, in any taxable year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions), we (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we may be subject to U.S. federal income tax. We may choose to retain our net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

(1)	at least 98.0 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
(2)	at least 98.2 percent of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31st of the calendar year; and
(3)	income realized, but not distributed, in preceding years.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of dividends or year-to-year increases in dividends. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

To the extent our taxable earnings fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read any written disclosure accompanying a distribution carefully and should not assume that the source of any distribution is our ordinary income or gains.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the dividends declared for the years ended September 30, 2013, 2012, and 2011:

Date Declared	Record Date	Payment Date	Amount Per Share
5/11/2011	6/1/2011	6/15/2011	0.16
8/4/2011	9/1/2011	9/15/2011	0.21
11/29/2011	12/15/2011	12/30/2011	0.25
2/2/2012	2/24/2012	3/15/2012	0.28
5/2/2012	5/25/2012	6/15/2012	0.31
8/1/2012	8/24/2012	9/14/2012	0.36
11/1/2012	11/23/2012	12/14/2012	0.36
1/30/2013	2/27/2013	3/15/2013	0.36
5/1/2013	5/24/2013	6/14/2013	0.36
7/31/2013	8/23/2013	9/13/2013	0.37

Related Party Transactions

Concurrent with the pricing of our initial public offering, we entered into a number of business relationships with affiliated or related parties, including the following:

•	We entered into an investment management agreement with MCC Advisors. Mr. Brook Taube, our chairman and chief executive officer, is a managing partner and senior portfolio manager of MCC Advisors, and Mr. Seth Taube and Mr. Andrew Fentress, two of our directors, are managing partners of MCC Advisors.
•	MCC Advisors provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our administration agreement. We reimburse MCC Advisors for the allocable portion (subject to the review and approval of our board of directors) of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs.
•	We have entered into a license agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has granted us a non-exclusive, royalty-free license to use the name “Medley.”
•	Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the initial public offering an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. We received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

MCC Advisors and its affiliates may in the future manage other accounts that have investment mandates that are similar, in whole and in part, with ours. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, and pursuant to MCC Advisors’ allocation policy, MCC Advisors or its affiliates may determine that we should invest side-by-side with one or more other accounts. We will not make any investments if they are not permitted by applicable law and interpretive positions of the SEC and its staff, or if they are inconsistent with MCC Advisors’ allocation procedures.

In addition, we have adopted a formal code of ethics that governs the conduct of our and MCC Advisors’ officers, directors and employees. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Delaware General Corporation Law.

Management Fee

Pursuant to the investment management agreement, we pay our investment adviser a fee for investment management services consisting of two components — a base management fee and an incentive fee.

MCC Advisors receives a base management fee from us payable quarterly in arrears, at an annual rate of 1.75% of our gross assets, including any assets acquired with the proceeds of leverage. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.

The investment management agreement also provides that MCC Advisors is entitled to an incentive fee of 20.0%. The incentive fee consists of two parts: (1) the first component, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of the pre-incentive fee net investment income over a hurdle rate (2.0% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MCC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, MCC Advisors will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply; and (2) the second component, which is payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2011, equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to MCC Advisors.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

We value investments for which market quotations are readily available at their market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, a readily available market value is not expected to exist for many of the investments in our portfolio, and we value these portfolio investments at fair value as determined in good faith by our board of directors under our valuation policy and process. We may seek pricing information with respect to certain of our investments from pricing services or brokers or dealers in order to value such investments. We also employ independent third party valuation firms for all of our investments for which there is not a readily available market value.

Valuation methods may include comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will consider the pricing indicated by the external event to corroborate the private equity valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Our board of directors is ultimately and solely responsible for determining the fair value of the investments in our portfolio that are not publicly traded, whose market prices are not readily available on a quarterly basis or any other situation where portfolio investments require a fair value determination.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each investment being initially valued by the investment professionals responsible for monitoring the portfolio investment.
•	Preliminary valuation conclusions are then documented and discussed with senior management.
•	At least twice annually, the valuation for each portfolio investment is reviewed by an independent valuation firm.
•	The audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms.
•	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

In following these approaches, the types of factors that are taken into account in fair value pricing investments include available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples; security covenants; call protection provisions; information rights; the nature and realizable value of any collateral; the portfolio company’s ability to make payments; the portfolio company’s earnings and discounted cash flows; the markets in which the portfolio company does business; comparisons of financial ratios of peer companies that are public; comparable merger and acquisition transactions; and the principal market and enterprise values.

Determination of fair values involves subjective judgments and estimates not verifiable by auditing procedures. Under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Revenue Recognition

Our revenue recognition policies are as follows:

Investments and Related Investment Income.  We account for investment transactions on a trade-date basis and interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. For investments with contractual PIK interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that the PIK interest is not collectible. Origination, closing and/or commitment fees associated with investments in portfolio companies are recognized as income when the investment transaction closes. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. We report changes in the fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in our consolidated statement of operations.

Non-accrual.  We place loans on non-accrual status when principal and interest payments are past due by 90 days or more, or when there is reasonable doubt that we will collect principal or interest. Accrued interest is generally reversed when a loan is placed on non-accrual. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in our management’s judgment, are likely to remain current. At September 30, 2013, one portfolio company was on PIK non-accrual status with a fair value of approximately $4.1 million, or 0.6% of the fair value of our portfolio. At September 30, 2012, we had no portfolio company on non-accrual status.

Federal Income Taxes

The Company has elected and qualified to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code, commencing with its first taxable year as a corporation, and it intends to operate in a manner so as to maintain its RIC tax treatment. As a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements. Once qualified as a RIC, the Company must timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year distributions into the next tax year and pay a 4% excise tax on such excess. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Recent Developments

On October 30, 2013, the Company’s board of directors declared a quarterly dividend of $0.37 per share payable on December 13, 2013, to stockholders of record at the close of business on November 22, 2013.

On November 25, 2013, we have received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein.

SENIOR SECURITIES
(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of the fiscal years ended September 30, 2013, 2012 and 2011. The report of our independent registered public accounting firm, Ernst & Young LLP, on the senior securities table as of September 30, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)		Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)		Average Market Value Per Unit
Revolving Credit Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$15,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$2,500	(6)	3,256	N/A	(4)	N/A	(5)
Term Loan Facility
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$55,000		3,630	N/A	(4)	N/A	(5)
September 30, 2013	$120,000	(6)	3,256	N/A	(4)	N/A	(5)
2019 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$40,000		3,630	N/A	(4)	$25.47
September 30, 2013	$40,000	(6)	3,256	N/A	(4)	$25.61
2023 Notes
September 30, 2011	$—		—	N/A	(4)	$—
September 30, 2012	$—		—	N/A	(4)	$—
September 30, 2013	$63,500	(6)	3,256	N/A	(4)	$23.74
SBA Debentures
September 30, 2011	$—		—	N/A	(4)	N/A	(5)
September 30, 2012	$—		—	N/A	(4)	N/A	(5)
September 30, 2013	$30,000	(6)	3,256	N/A	(4)	N/A	(5)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Information that the SEC expressly does not require to be disclosed for certain types of senior securities.
(5)	Not applicable as these classes of securities are not registered for public trading.
(6)	As of December 6, 2013, there was $95.9 million outstanding under the Revolving Credit Facility, $120.0 million outstanding under the Term Loan Facility, $40.0 and $63.5 million in aggregate principal amount of the 2019 Notes and the 2023 Notes, respectively, and $44.0 million in SBA debentures were outstanding.

From December 6, 2013 to January 16, 2014, there was a decrease in the Revolving Credit Facility of $29.5 million. All amounts under the Term Loan Facility, 2019 and 2023 Notes and SBA debentures remained the same as of January 16, 2014 (unaudited).

BUSINESS

Medley Capital Corporation is a non-diversified closed end management investment company that has elected to be treated and is regulated as a BDC under the 1940 Act. Our investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions growth, or refinancing. We are a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. Our portfolio generally consists of senior secured first lien loans and senior secured second lien loans. In many of our investments, we receive warrants or other equity participation features, which we believe will increase the total investment returns.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to SBIC LP’s assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

Our Advisor

Our investment activities are managed by our investment adviser, MCC Advisors, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended. MCC Advisors is an affiliate of Medley and has offices in New York and San Francisco. MCC Advisors is responsible for sourcing investment opportunities, conducting industry research, performing diligence on potential investments, structuring our investments and monitoring our portfolio companies on an ongoing basis. MCC Advisors’ team draws on its expertise in lending to predominantly privately held borrowers in a range of sectors, including industrials, transportation, energy and natural resources, financials and real estate. In addition, MCC Advisors seeks to diversify our portfolio of loans by company type, asset type, transaction size, industry and geography.

The members of our management, Brook Taube, Seth Taube and Andrew Fentress, also serve as the principals of MCC Advisors (“Principals”) and have worked together for over ten years, during which time they have focused on implementing their private debt strategy. We believe that MCC Advisors’ disciplined and consistent approach to origination, portfolio construction and risk management should allow it to achieve compelling risk-adjusted returns for Medley Capital.

MCC Advisors also serves as our administrator and provides us with office space, equipment and other office services. The responsibilities of our administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (the “SEC”) and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief permitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Investment Strategy

We believe that a well-structured portfolio of private debt transactions can generate equity-like returns with the risk profile of secured debt. Private debt combines attractive elements of both equity and fixed-income investments because transactions are generally structured as secured loans with equity upside in the form of options, warrants, cash flow sharing, co-investment rights or other participation features. As a result, we believe our private debt strategy offers upside potential, similar to mezzanine and private equity investments, and downside protection, similar to bank loans.

We believe that private debt offers an attractive investment opportunity for the following reasons:

Attractive Yield Opportunity.  We believe our ability to work directly with borrowers to create customized financing solutions enables us to deliver attractive yields to investors while eliminating intermediaries who extract fees for their services. Addressing complex situations that are generally underserved by traditional lenders enables us to generate excess returns. Private debt transactions have either a fixed or variable coupon payment due periodically, typically monthly or quarterly, and usually include (but are not limited to) exit fees, warrants, and PIK interest. We intend to target investments with an annual gross internal rate of return of 13 – 18% on an unleveraged basis consisting of cash interest, PIK interest and warrants or other forms of upside participation. Furthermore, while equity holders typically receive no cash or other periodic payments on their investments until a liquidity event occurs, regular interest payments on private debt transactions, combined with amortization payments, reduce the overall level of risk for the private debt investor.

Downside Protection.  We generally structure our transactions as secured loans supported by a security interest in the portfolio company’s assets, as well as a pledge of the portfolio company’s equity. We believe our secured debt position and corresponding covenant package should provide priority of return and also control over any asset sales, capital raises, dividend distributions, insurance proceeds and restructuring processes. We also focus on transaction opportunities in which we can target lower first lien debt/EBITDA ratios, lower loan-to-value (“LTV”) ratios and higher coverage ratios, all of which we believe further reduces the risk of principal loss. We typically target first-lien debt/EBITDA of less than 3.5x, LTVs of lower than 65% and interest coverage ratios of 1.5x or higher. We believe that the current supply and demand imbalance in the private debt market enables us to employ a conservative strategy that seeks to protect investor capital.

Predictability of Returns.  We develop potential exit strategies upon origination of each transaction and will continually monitor potential exits throughout the life of the transaction. We structure our transactions as secured loans with a covenant package that will provide for repayment upon the completion of asset sales and restructurings. Because these private debt transactions are structured to provide for these lender contractually determined, periodic payments of principal and interest, they are less likely to depend generally on the existence of robust M&A or public equity markets to deliver returns. We believe, as a result, that we can achieve our target returns even if public markets remain challenging for a long period of time.

Market Opportunity

We believe the credit crises that began in 2007 and the subsequent exit of traditional lending sources have created a compelling opportunity for skilled debt providers in the middle-market. We expect to take advantage of the following favorable trends in private lending:

Reduced Competition Leads to Higher Quality Deal Flow.  Traditional sources of liquidity have declined considerably. Commercial banks and other leveraged financial institutions have curtailed their lending activities in the current environment. Similarly, hedge funds and other opportunistic leverage providers’ access to capital have decreased substantially, thus reducing their ability to provide capital. Finally, we believe continuing bank consolidation has resulted in larger financial institutions that have shifted product offerings away from the middle-market in favor of larger corporate clients. We believe that the relative absence of competition will facilitate higher quality deal flow and allow for greater selectivity throughout the investment process. The following chart illustrates the substantial decline in middle-market lending and bank consolidation in recent years.

(1)	Source: Federal Deposit Insurance Corporation. Represents number of commercial banking institutions insured by the FDIC as of 3/31/13.

Lack of Liquidity Creates Attractive Pricing.  We believe that a meaningful gap exists between public and private market debt spreads, primarily due to the fact that liquidity has not been returning to the private lending markets in the same way it has been returning to the public debt markets. As such, we believe that lenders to private middle-market companies in particular will continue to benefit from attractive pricing. We believe that gross internal rates of return of 13 – 18% are available for private debt investments in the current market via cash interest, PIK interest and equity participations.

Competitive Advantages

We believe that the Company represents an attractive investment opportunity for the following reasons:

Experienced Team.  The Principals of the Adviser have an average of over 20 years of experience in principal finance, investment sourcing, credit analysis, transaction structuring, due diligence and investing. Other members of the Adviser’s investment and asset management team include 30 professionals with extensive experience in transaction sourcing, investment underwriting, credit analysis, account monitoring and restructuring at firms such as J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, GE Capital, Restructuring Finance and Merrill Lynch, Pierce, Fenner & Smith Incorporated. As of September 30, 2013 the Adviser’s investment and asset management team has invested, as a group, approximately $3.1 billion in 195 portfolio companies.

Focus on Direct Origination.  We focus on lending directly to portfolio companies that are underserved by the traditional banking system and seek to avoid broadly marketed and syndicated deals. While we may source transactions via the private equity sponsor channel, most of our efforts focus on originating transactions directly to middle-market borrowers. We target assets and borrowers with enterprise or asset values between $25 and $250 million, a market which we believe is the most opportune for our private debt activities. The challenging credit environment has further increased the number of potential transactions available to us, as traditional sources of credit have disappeared or diminished. We believe reduced competition among lenders and increased deal flow should allow us to be even more selective in our underwriting process.

Extensive Deal Flow Sourcing Network and National Presence.  Medley’s experience and reputation in the market has enabled it to consistently generate attractive private debt opportunities. As a seasoned provider of private debt, Medley is often sought out as a preferred partner, both by portfolio companies and other financing providers. Historically, as much as half of Medley’s annual origination volume has been derived from repeat and referral channels. We will leverage Medley’s offices on both coasts to maximize our national origination capabilities and direct calling efforts. Medley filters through as many as 800 transactions annually through its origination efforts and targets between 25 and 35 transactions per year for execution. Finally, Medley has a broad network of relationships with national, regional and local bankers, lawyers, accountants and consultants that plays an important role in the origination process.

Risk Management.  We will continue the asset management process employed by Medley over the last ten years. In particular, our investment transactions will be diversified by company type, asset type, transaction size, industry and geography. We utilize a systematic underwriting process involving rigorous due diligence, third-party reports and multiple Investment Committee approvals. Following the closing of each transaction, the Adviser will implement a proprietary, dynamic monitoring system for regularly updating issuer financial, legal, industry and exit analysis, along with other relevant information. At the same time, checks and balances to the asset management process will be provided by third parties, including, as applicable, the following: valuation specialists, legal counsel and loan servicers.

Restructuring and Workout Experience.  The Principals of the Adviser and the Advisers investment team combined have worked on over 100 restructurings, liquidations and bankruptcies prior to Medley. This experience provides valuable assistance to the Company in the initial structuring of transactions and throughout the asset management process.

Investment Process Overview

We view our investment process as consisting of three distinct phases described below:

Sourcing and Origination.  MCC Advisors sources investment opportunities through access to a network of contacts developed in the financial services and related industries by Medley. It is the Adviser’s responsibility to identify specific opportunities, to refine opportunities through rigorous due diligence of the underlying facts and circumstances while remaining flexible and responsive to client’s needs. With a total of 30 investment professionals in the New York and San Francisco offices involved in sourcing and origination for MCC Advisors, each investment professional is able to maintain long-standing relationships and responsibility for a specified market. These origination efforts attract hundreds of proposals quarterly from lower middle market and middle market companies.

An investment pipeline is maintained to manage all prospective investment opportunities and is reviewed weekly by the Investment Committee of MCC Advisors (“Investment Committee”). The purpose of the investment pipeline, which is comprised of all prospective investment opportunities at various stages of due diligence and approval, is to evaluate, monitor and approve all of our investments, subject to the oversight of our Investment Committee.

Credit Evaluation.  We utilize a systematic, consistent approach to credit evaluation developed by Medley, with a particular focus on determining the value of a business in a downside scenario. The key criteria that we consider and attributes that we seek include: (i) strong and resilient underlying business fundamentals; (ii) a substantial equity cushion in the form of capital ranking junior in the right of payment to our investment; (iii) sophisticated management teams with a minimum operating history of two years; (iv) a conclusion that overall downside risk is manageable; (v) asset-backed companies that provide collateral support in the form of accounts receivable, inventory, machinery, equipment, real estate, IP and other assets; and (vi) (absent a requirement for future financing beyond the proposed commitment.) The first review of an opportunity is conducted using the above-mentioned analysis to determine if the opportunity meets MCC Advisors general investment criteria. The next three reviews performed by the Investment Committee include the following: (1) an early read memo, (2) Investment Committee update, and (3) Investment Committee approval memo. MCC Advisors maintains a rigorous in-house due diligence process. Prior to making each investment, MCC Advisors subjects each potential portfolio company to an extensive credit review process, including analysis of market and operational dynamics as well as both historical and projected financial information. Areas of additional focus include management or sponsor experience, industry and competitive dynamics, and tangible asset values. Background checks and tax compliance checks are required on all portfolio company management teams and influential operators.

Our due diligence process typically entails:

•	negotiation and execution of a term sheet;
•	on-site visits;
•	interviews with management, employees, customers and vendors;
•	review of loan documents and material contracts, as applicable;
•	obtaining background checks on all principals/partners/founders;
•	completing customer and supplier calls;
•	review tax and accounting issues related to a contemplated capital structure;
•	developing a financial model with sensitivity analysis that includes a management case, expected case and downside case;
•	receiving third party reports such as environmental, appraisal and consulting reports, as applicable.

Monitoring.  MCC Advisors views active portfolio monitoring as a vital part of our investment process. MCC Advisors utilizes a proprietary portfolio monitoring system, Asset Management System (“AMS”), which maintains a centralized, dynamic electronic reporting system which houses, organizes and archives all portfolio data by investment. This is the primary system that tracks all changes to investment terms and conditions. AMS produces a report for each investment within the portfolio by summarizing the investment’s general information, terms and structure, financial performance, covenant package, history of events and call notes. Each month, the previous month reports are archived and an updated report is created. This feature enables MCC Advisors to track the history of every investment, while maintaining access to the most recent reporting information available, ensuring accurate reporting of the investment.

MCC Advisors will typically require portfolio companies to adhere to certain affirmative covenants requiring the following reports:

• monthly financial statements	• annual audits and management letters
• monthly covenant certificates	• quarterly industry updates
• monthly management discussion & analysis	• quarterly customer and supplier concentration updates
• monthly bank statements	• quarterly backlog/pipeline reports
• annual insurance certificates	• annual budgets and forecasts.

MCC Advisors holds quarterly portfolio reviews where the Investment Committee reviews each transaction in detail and reassesses the risk rating presently assigned.

Rating Criteria:  In addition to external risk management research and internal monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

Credit Rating	Definition
1	Investments that are performing above expectations.
2	Investments that are performing within expectations, with risks that are neutral or favorable compared to risks at the time of origination.
All new loans are rated ‘2’.
3	Investments that are performing below expectations and that require closer monitoring, but where no loss of interest, dividend or principal is expected.
Companies rated ‘3’ may be out of compliance with financial covenants, however, loan payments are generally not past due.
4	Investments that are performing below expectations and for which risk has increased materially since origination.
Some loss of interest or dividend is expected but no loss of principal.
In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 180 days past due).
5	Investments that are performing substantially below expectations and whose risks have increased substantially since origination.
Most or all of the debt covenants are out of compliance and payments are substantially delinquent.
Some loss of principal is expected.

Investment Committee

The purpose of the Investment Committee, which is comprised of Brook Taube, Seth Taube and Andrew Fentress, is to evaluate and approve all of our investments. The Investment Committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The Investment Committee serves to provide investment consistency and adherence to our core investment philosophy and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. We believe this process improves the quality of the analysis and assists the investment team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. All of our new investments and the exit or sale of an existing investment must be approved unanimously by the Investment Committee.

Investment Structure

Once we have determined that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our investments, which typically have maturities of three to seven years, as follows:

Senior Secured First Lien Term Loans.  We structure these investments as senior secured loans. We obtain security interests in the assets of the portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of first-priority liens on the assets of the portfolio company borrower. Our senior secured loans may provide for amortization of principal with the majority of the amortization due at maturity.

Senior Secured Second Lien Term Loans.  We structure these investments as junior, secured loans. We obtain security interests in the assets of these portfolio companies that serves as collateral in support of the repayment of such loans. This collateral generally takes the form of second-priority liens on the assets of a portfolio company. These loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Senior Secured Notes.  We structure these investments as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of such loans. This collateral generally takes the form of priority liens on the assets of a portfolio company. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK interest), with amortization of principal due at maturity. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected.

Warrants and Minority Equity Securities.  In some cases, we may also receive nominally priced warrants or options to buy a minority equity interest in the portfolio company in connection with a debt investment. As a result, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure such warrants to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Unitranche Loans.  We structure our unitranche loans, which combine the characteristics of traditional senior secured first lien term loans and subordinated notes, as senior secured loans. We obtain security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. This collateral generally takes the form of first-priority liens on the assets of a portfolio company. Unitranche loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Subordinated Notes.  We structure these investments as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments (often representing a combination of cash pay and payment-in-kind, or PIK interest), with amortization of principal due at maturity. Subordinated notes generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated notes are generally more volatile than secured loans and may involve a greater risk of loss of principal. Subordinated notes often include a PIK feature, which effectively operates as negative amortization of loan principal.

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its operating results. We seek to limit the downside potential of our investments by:

•	selecting investments that we believe have a low probability of loss of principal;
•	requiring a total return on our investments (including both interest and potential equity appreciation) that we believe will compensate us appropriately for credit risk; and
•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board of directors under some circumstances.

We expect to hold most of our investments to maturity or repayment, but we may realize or sell some of our investments earlier if a liquidity event occurs, such as a sale or recapitalization transaction, or the worsening of the credit quality of the portfolio company.

Managerial Assistance

As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. MCC Advisors provides such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse MCC Advisors, as our administrator, for its allocated costs in providing such assistance, subject to the review and approval by our board of directors, including our independent directors.

Leverage

Through our Senior Secured Term Loan Credit Agreement, as amended (the “Term Loan Facility”) and Senior Secured Revolving Credit Agreement, as amended (the “Revolving Credit Facility” and, collectively with the Term Loan Facility, as amended, the “Facilities”), we borrow funds to make additional investments, a practice known as “leverage,” to attempt to increase return to our common stockholders. The amount of leverage that we employ at any particular time will depend on our investment adviser’s and our board of directors’ assessments of market and other factors at the time of any proposed borrowing. As of January 16, 2014, total commitments under the Facilities are $365.0 million, comprised of $245.0 million committed to the Revolving Credit Facility and $120.0 million committed to the Term Loan Facility. With these additional commitments, the Company has exercised the aggregate accordion feature permitting subsequent increases to the Facilities up to an aggregate maximum amount of $400.0 million. We are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Senior Securities” and “Regulation — Small Business Investment Company Regulations.”

We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such repurchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material.

Competition

Our primary competitors to provide financing to private middle-market companies are public and private funds, commercial and investment banks, commercial finance companies, other BDCs, SBICs and private equity and hedge funds. Some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 375 Park Avenue, 33rd Floor, New York, NY 10152. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor MCC Advisors are currently subject to any material legal proceedings.

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. Our investment adviser employs a total of 30 investment professionals, including its principals. In addition, we reimburse our administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff.

Administration

We have entered into an administration agreement, pursuant to which MCC Advisors furnishes us with office facilities, equipment and clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Under our administration agreement, MCC Advisors performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

INVESTMENTS

We have built a diverse portfolio that includes senior secured first lien term loans, senior secured second lien term loans, unitranche, senior secured notes, subordinated notes and warrants and minority equity securities by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies.

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Personal, Food and Miscellaneous Services	$72,586	$9.7%
Healthcare, Education and Childcare	64,138	8.6
Business Services	59,932	8.0
Personal and Nondurable Consumer Products (Manufacturing Only)	48,017	6.4
Automobile	43,733	5.8
Mining, Steel, Iron and Nonprecious Metals	42,743	5.7
Finance	42,182	5.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	40,139	5.4
Retail Stores	39,196	5.2
Buildings and Real Estate	36,570	4.9
Oil and Gas	35,987	4.8
Restaurant & Franchise	32,249	4.3
Aerospace & Defense	29,567	3.9
Hotels, Motels, Inns and Gaming	26,018	3.5
Diversified/Conglomerate Service	25,336	3.4
Diversified/Conglomerate Manufacturing	23,608	3.2
Beverage, Food and Tobacco	16,863	2.2
Telecommunications	12,329	1.6
Cargo Transport	12,305	1.6
Containers, Packaging and Glass	12,000	1.6
Leisure, Amusement, Motion Pictures, Entertainment	9,791	1.3
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	8,002	1.1
Electronics	7,977	1.1
Grocery	7,969	1.1
Total	$749,237	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage of Total Portfolio
Healthcare, Education and Childcare	$59,974	14.9%
Oil and Gas	35,345	8.8
Finance	33,438	8.3
Leisure, Amusement, Motion Pictures, Entertainment	31,780	7.9
Aerospace & Defense	30,626	7.6
Personal and Nondurable Consumer Products (Manufacturing Only)	29,786	7.4
Business Services	25,095	6.2
Personal, Food and Miscellaneous Services	24,997	6.2
Diversified/Conglomerate Service	19,347	4.8
Mining, Steel, Iron and Nonprecious Metals	16,755	4.2
Restaurant & Franchise	14,003	3.5
Cargo Transport	11,858	3.0
Containers, Packaging and Glass	10,000	2.5
Electronics	9,740	2.4
Hotels, Motels, Inns and Gaming	9,510	2.4
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	8,662	2.2
Home and Office Furnishings, Housewares, and Durable Consumer Products	8,208	2.0
Grocery	7,960	2.0
Telecommunications	7,114	1.8
Automobile	6,217	1.5
Chemicals, Plastics and Rubber	1,534	0.4
Total	$401,949	100.0%

The following table sets forth certain information as of September 30, 2013, for each portfolio company in which we had an investment. Other than these Investments, our only formal relationship with our portfolio companies is the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment. However, a private fund managed by Medley owns a controlling equity interest in, and employees of Medley serve as a board member, managing member and senior corporate officers of Velum Global Credit Management LLC.

Name of Portfolio Company	Sector	Security Owned by Us	Maturity	Interest Rate(1)	Principal Due at Maturity	Fair Value	Percentage of Net Assets
Accupac, Inc.	Containers, Packaging and Glass	Senior Secured Second Lien Term Loan	11/10/2018	12.292%	$12,000,000	$12,000,000	2.4%
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loan	6/20/2019	10.00%	4,550,000	4,550,000	0.9%
Alora Pharmaceuticals LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan	9/13/2018	10.00%	14,000,000	14,000,000	2.7%
American Apparel, Inc.	Retail Stores	Senior Secured Note	4/15/2020	13.00%	13,000,000	13,259,927	2.6%
American Gaming Systems LLC	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term Loan	8/15/2016	11.50%	10,750,000	10,848,660	2.1%
Amerit Fleet Services, Inc.	Business Services	Senior Secured Second Lien Term Loan	12/21/2016	12.20%	8,906,159	8,870,534	1.7%
ARBOC Specialty Vehicles LLC	Automobile	Senior Secured First Lien Term Loan	3/21/2018	13.50%	24,687,500	24,647,996	4.8%
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan	3/16/2014	13.25%	15,807,836	15,863,600	3.1%
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan	6/30/2016	13.75%	6,669,292	6,680,885	1.3%
BayDelta Maritime LLC	Cargo Transport	Fee Note	6/30/2016	14.88%	250,000	170,717	0.0%
BayDelta Maritime LLC	Cargo Transport	Warrants	6/30/2016	—	—	594,346	0.1%
Brantley Transportation LLC	Oil and Gas	Senior Secured First Lien Term Loan	8/2/2017	12.00%	10,162,500	10,162,500	2.0%
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan	9/30/2014	12.00%	24,869,263	19,666,360	3.9%
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	Warrants	9/30/2014	—	—	—	0.0%
Caregiver Services, Inc.	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan	12/29/2017	14.45%	15,361,486	15,361,486	3.0%
Cenegenics LLC	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan	12/20/2017	12.25%	19,414,099	19,899,452	3.9%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan	8/1/2015	15.00%	9,006,620	8,466,223	1.7%
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	8/1/2015	—	—	673,154	0.1%
Dispensing Dynamics International	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note	1/1/2018	12.50%	4,800,000	4,825,840	0.9%
DLR Restaurants LLC	Restaurant & Franchise	Senior Secured First Lien Term Loan	4/18/2018	13.50%	9,683,644	9,683,644	1.9%
DLR Restaurants LLC	Restaurant & Franchise	Unsecured Debt	4/18/2018	16.00%	254,645	254,645	0.0%
DreamFinders Homes LLC	Buildings and Real Estate	Senior Secured First Lien Term Loan A	4/30/2014	10.25%	10,000,000	10,000,000	2.0%
DreamFinders Homes LLC	Buildings and Real Estate	Senior Secured First Lien Term Loan B	9/13/2018	14.75%	7,277,199	7,098,472	1.4%
DreamFinders Homes LLC	Buildings and Real Estate	Warrants	9/13/2018	—	—	180,000	0.0%
Exide Technologies	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Note	2/1/2018	8.625%	11,000,000	8,002,435	1.6%
FC Operating LLC	Retail Stores	Senior Secured First Lien Term Loan	11/14/2017	12.00%	$10,925,000	$10,860,657	2.1%

Name of Portfolio Company	Sector	Security Owned by Us	Maturity	Interest Rate(1)	Principal Due at Maturity	Fair Value	Percentage of Net Assets
Geneva Wood Fuels LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan	12/31/2014	15.00%	8,199,184	4,090,000	0.8%
Harrison Gypsum LLC	Mining, Steel, Iron and Nonprecious Metals	Senior Secured First Lien Term Loan	12/21/2017	10.50%	23,885,299	23,885,299	4.7%
HD Vest, Inc.	Finance	Senior Secured Second Lien Term Loan	6/18/2019	9.25%	8,750,000	8,750,000	1.7%
Help/Systems LLC	Business Services	Senior Secured Second Lien Term Loan	6/28/2020	9.50%	15,000,000	15,000,000	3.0%
HGDS Acquisition LLC	Business Services	Senior Secured First Lien Term Loan	3/28/2018	15.68%	13,066,264	13,000,932	2.6%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan	1/3/2019	11.00%	6,000,000	5,951,856	1.2%
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan	1/3/2019	10.25%	2,000,000	1,926,637	0.4%
Ingenio Acquisition LLC	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan	5/9/2018	12.75%	25,000,000	25,000,000	4.9%
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan	8/25/2017	13.25%	7,724,138	7,748,867	1.5%
Integra Telecom	Telecommunications	Senior Secured Second Lien Term Loan	2/22/2020	9.75%	12,132,000	12,329,145	2.4%
Interface Security Systems	Electronics	Senior Secured Note	1/15/2018	9.25%	3,333,000	3,427,030	0.7%
JD Norman Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan	1/28/2019	13.50%	12,500,000	12,500,000	2.5%
Lexmark Carpet Mills, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan	9/30/2018	11.00%	31,000,000	31,000,000	6.1%
Linc Energy Finance (USA), Inc.	Oil and Gas	Senior Secured Note	10/31/2017	12.50%	3,500,000	3,823,750	0.7%
Lydell Jewelry Design Studio LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan	9/13/2018	12.00%	13,072,000	13,072,000	2.6%
Lydell Jewelry Design Studio LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Revolver	9/13/2018	12.00%	2,250,000	2,250,000	0.4%
Lydell Jewelry Design Studio LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Warrants	9/13/2018	—	—	—	0.0%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan A	11/14/2016	14.00%	10,289,141	10,289,141	2.0%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan B	11/14/2016	14.00%	3,750,000	3,750,000	0.7%
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Warrants	11/14/2016	—	—	1,071,347	0.2%
Modern VideoFilm, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan	9/25/2017	13.50%	11,868,109	9,791,187	1.9%
Modern VideoFilm, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Warrants	9/25/2017	—	—	—	0.0%
NCM Demolition and Remediation LP	Buildings and Real Estate	Senior Secured First Lien Term Loan	8/29/2018	12.50%	19,291,000	19,291,000	3.8%

Name of Portfolio Company	Sector	Security Owned by Us	Maturity	Interest Rate(1)	Principal Due at Maturity	Fair Value	Percentage of Net Assets
Physicians Care Alliance LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan	12/28/2017	11.00%	$15,854,027	$15,900,559	3.1%
Physicians Care Alliance LLC	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Revolver	12/28/2017	10.50%	—	—	0.0%
Prestige Industries LLC	Business Services	Senior Secured Second Lien Term Loan	1/31/2017	13.00%	6,029,795	5,506,459	1.1%
Prestige Industries LLC	Business Services	Warrants	1/31/2017	—	—	—	0.0%
Prince Mineral Holdings Corp.	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note	12/15/2019	11.50%	6,800,000	7,242,000	1.4%
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan	9/23/2015	13.00%	25,474,725	25,336,272	5.0%
Red Skye Wireless LLC	Retail Stores	Senior Secured Second Lien Term Loan	6/27/2017	12.00%	15,080,145	15,075,802	3.0%
Reddy Ice Corporation	Beverage, Food and Tobacco	Senior Secured Second Lien Term Loan	10/1/2019	10.75%	17,000,000	16,863,027	3.3%
Revstone Aero LLC	Aerospace & Defense	Senior Secured First Lien Term Loan	11/1/2013	15.26%	13,203,903	13,203,780	2.6%
Revstone Aero LLC	Aerospace & Defense	Fee Note	11/1/2013	—	500,000	500,000	0.1%
SESAC HOLDCO II	Business Services	Senior Secured Second Lien Term Loan	7/12/2019	10.00%	3,500,000	3,561,527	0.7%
Sizzling Platter LLC	Restaurant & Franchise	Senior Secured Note	4/15/2016	12.25%	10,867,000	11,500,444	2.3%
Taylored Freight Services LLC	Business Services	Senior Secured Second Lien Term Loan	11/1/2017	13.00%	14,239,039	13,992,136	2.8%
Tempel Steel Company	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note	8/15/2016	12.00%	12,000,000	11,616,000	2.3%
Tenere Acquisition Corp.	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term Loan	12/15/2017	13.00%	10,909,333	11,107,612	2.2%
The Great Atlantic & Pacific Tea Company, Inc.	Grocery	Senior Secured First Lien Term Loan	3/13/2017	11.00%	7,874,921	7,968,817	1.6%
Travelclick, Inc.	Hotels, Motels, Inns and Gaming	Senior Secured Second Lien Term Loan	3/26/2018	9.75%	15,000,000	15,169,312	3.0%
U.S. Well Services LLC	Oil and Gas	Senior Secured Note	2/15/2017	14.50%	21,558,808	21,564,270	4.2%
U.S. Well Services LLC	Oil and Gas	Warrants	2/15/2017	—	—	436,137	0.1%
United Restaurant Group L.P.	Restaurant & Franchise	Senior Secured Second Lien Term Loan	12/31/2016	15.18%	10,832,789	10,809,818	2.1%
United Road Towing Inc.	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan	6/30/2014	15.00%	21,016,117	19,937,991	3.9%
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan	3/31/2014	15.00%	8,300,000	8,290,332	1.6%
Water Capital USA, Inc.	Finance	Senior Secured First Lien Term Loan	1/3/2015	14.00%	25,141,230	25,141,230	4.9%
Westport Axle Corp	Automobile	Senior Secured First Lien Term Loan	11/17/2018	13.00%	19,084,847	19,084,847	3.7%
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan	9/30/2014	11.25%	4,848,049	4,858,530	1.0%
Total Portfolio Investments					$761,100,106	$749,236,626	147.0%

(1)	All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment, we have provided the current interest rate as of September 30, 2013.

As of September 30, 2013, the weighted average loan to value ratio (“LTV”) of our portfolio investments was approximately 57.5%. We believe that the LTV ratio for a portfolio investment is a useful indicator of the riskiness of the portfolio investment, or its likelihood of default. As part of our investment strategy, we seek to structure transactions with downside protection and seek LTVs of lower than 65%. We regularly evaluate the LTV of our portfolio investments and believe that LTV is a useful indicator for management and investors.

As of September 30, 2013, the weighted average yield based upon original cost on our portfolio investments was approximately 13.8%, and 53.1% of our income-bearing investment portfolio bore interest based on floating rates, such as LIBOR, and 46.9% bore interest at fixed rates. The weighted average yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and fee notes due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses. Each floating rate loan uses LIBOR as its floating rate index. For each floating rate loan, the projected fixed-rate equivalent coupon rate used to forecast the interest cash flows was calculated by adding the interest rate spread specified in the relevant loan document to the fixed-rate equivalent LIBOR rate, duration-matched to the specific loan, adjusted by the LIBOR floor and/or cap in place on that loan.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of September 30, 2013.

Portfolio Company	Brief Description of Portfolio Company
Accupac, Inc.	Accupac, Inc., headquartered in Mainland, PA, is a leading contract manufacturer and packager of liquids, lotions, gels, and creams selling to the over-the counter and prescription markets. Founded in 1974, Accupac focuses on and has differentiated capabilities in three attractive verticals of the contract manufacturing space including Topical, Oral Care and Specialty Application. Accupac’s capabilities are suited for a wide variety of products and the Accupac’s solutions span the breadth of the supply chain including sourcing and procurement, manufacturing and packaging, and finished product distribution.
Aderant North America, Inc.	Aderant North America, Inc., founded in 1978 and headquartered in Atlanta, GA, is a leading provider of enterprise software solutions to over 3,200 law firms and other professional services organizations globally. The Company’s software is tailored to address the industry-specific requirements of law firms and professional services organizations, with solutions spanning financial management, time and billing, practice management, rules based calendar, matter management systems, customer relationship management, business intelligence and performance management functions. The Company targets law and professional services firms of all sizes through its four core products which include Aderant Expert, CompuLaw, Total Office and CRM4Legal.

Portfolio Company	Brief Description of Portfolio Company
Alora Pharmaceuticals LLC	Alora Pharmaceuticals LLC holds the financial interests of its subsidiaries that develop and manufacture pharmaceuticals, including prenatal vitamins, neutraceuticals, dermatologics and gastroenterologics. Alora’s primary subsidiaries from which it operates its business and generates revenue consist of Acella Pharmaceuticals, LLC and Avion Pharmaceuticals, LLC. Acella develops and markets a broad portfolio of non-branded generic pharmaceutical and other products in the areas of dermatology, women’s health, pediatrics and other applications. Avion serves as a specialty pharmaceutical company that develops and markets a growing portfolio of innovative branded pharmaceutical and dietary supplement products in the women’s health and dermatology areas.
American Apparel, Inc.	American Apparel is a vertically integrated manufacturer, distributor, and retailer of branded fashion and basic apparel and accessories for women, men, children, and babies. American Apparel was founded in 1998 and went public in 2007. Based in Los Angeles, the Company has approximately 10,000 employees and operates 251 retail stores in 20 countries. The Company distributes its products through three primary channels: brick and mortar retail, wholesale to distributors, and online to consumers.
American Gaming Systems LLC	American Gaming Systems, owned by Alpine Investors, is a leading manufacturer and operator of electronic gaming machines. AGS designs and develops proprietary and licensed server-based video games (primarily slot machines) with an installed base of over 7,400 gaming machines throughout the United States. The Company has significant market share in the Native American class II casino market with over 7,400 installed slot machines in operation in 14 states and is the largest participant in the Oklahoma video machine market.
Amerit Fleet Services, Inc.	Amerit Fleet Services, Inc. is the largest exclusive provider of fleet service maintenance services in the U.S. to Fortune 20 clients. Based in Walnut Creek, CA, the Company has 1,300 employees and operates 470 garages throughout the U.S. The Company is the exclusive provider of fleet services to three of the top seven vehicle fleets in the U.S. and has secured long-term contracts with AT&T, Verizon and Pepsi that involve high customer switching costs.

Portfolio Company	Brief Description of Portfolio Company
ARBOC Specialty Vehicles LLC	ARBOC Specialty Vehicles LLC, based in Middlebury, IN with 110 non-union employees, is a leading provider of low-floor technology solutions for the small and mid-size passenger vehicle market in North America. ARBOC produces buses that are designed with proprietary, patented technology that provide customers with an Americans with Disabilities Act compliant solution that offers a continuous low-floor entry and exit with no steps or need for a wheelchair lift. The Company sells through a national network of over 20 dealers that cover all 50 states and Canada.
Aurora Flight Sciences Corporation	Aurora Flight Sciences Corporation designs and manufactures unmanned aircraft systems and components for use in research, defense and homeland security.
Bay Delta Maritime LLC	Bay Delta Maritime LLC is a leading provider of required and regulated tugboat services in the San Francisco Bay. The Company provides ship escorts, assists and towing services to petroleum tankers and other vessels. Container ships and oil tankers are required by maritime law to utilize the Company’s services in the San Francisco Bay, thus creating a strong base of demand.
Brantley Transportation LLC	Brantley Transportation LLC, based in Monahans, Texas, was founded more than 50 years ago and is a leading provider of mission-critical transportation services to energy producers and drilling companies in the upstream and midstream energy markets. Brantley leverages an available fleet of thirty-six trucks, fifty-two trailers, cranes and related specialized heavy equipment to provide its customers with customized services involving drilling rig transportation and field services, which includes the disassembly, transportation, and reassembly of drilling rigs and related equipment as well as production services.
Calloway Laboratories, Inc.	Calloway is a leading clinical toxicology laboratory specializing in urine drug testing for pain care patients and substance abuse centers in the U.S. Founded in 2003 and based in Woburn, MA, the Company employs over 500 people nationally and annually processes over 500,000 urine samples from over 1,000 clients. The Company has distinguished itself as a specialty provider in the lab toxicology sector given its “high-touch” service model which features the efforts of 200 trained field service representatives that assist in sample collection and processing.

Portfolio Company	Brief Description of Portfolio Company
Caregiver Services, Inc.	Caregiver Services, Inc. (“CSI”), headquartered in Miami, FL, is the largest nurse registry in the United States. CSI manages a network of 6,700 non-skilled and skilled caregivers under the CSI brand. With sixteen branch office locations throughout Florida and two in Middle Tennessee, CSI maintains a strong regional presence. CSI is licensed in 47 counties throughout Florida and five counties in Middle Tennessee, representing 82% and 30% of those states’ caregiver populations, respectively. In addition to its registry business, CSI also provides services through its home health agency and PPEC program.
Cenegenics LLC	Cenegenics LLC is a leading provider of health and wellness services to patients in the U.S. Founded in 1997 and based in Las Vegas, NV, the Company manages 19 locations in major metropolitan areas which are operated by licensed physicians. Cenegenics offers a comprehensive, uniquely tailored approach to improving patients’ diet, lifestyle, energy and overall health levels that is unmatched by competitors due to the Company’s breadth and quality of service offering. Typical patients are affluent males age 40 – 60 seeking to improve their diet, energy levels, lifestyle and overall health. The Company offers an initial health screen at its centers from which a highly tailored monthly diet, exercise, nutritional supplement and health plan is established.
Cymax Stores, Inc.	Cymax Stores, Inc., headquartered in Vancouver, Canada, operates as an online retailer of furniture, home appliances, accessories and small electronic items. Cymax operates ~10 domains and 150 active micro-sites across these categories with 100+ blue-chip vendor relationships, 100+ brands and 26,000+ SKUs.
Dispensing Dynamics International	Dispensing Dynamics International is a leading designer and manufacturer of paper towel, bath tissue, soap and odor dispensing systems utilized in commercial “Away-From-Home” washroom settings. Dispensing Dynamics boasts a broad product portfolio which consists of over 4,500 SKUs across the paper OEM, foodservice equipment, and janitorial/sanitation supplies and accessories markets. The Company's products are primarily located in high-traffic AFH washrooms found in airports, stadiums, office buildings, restaurants, schools and universities, and general retail environments.

Portfolio Company	Brief Description of Portfolio Company
DLR Restaurants LLC	DLR Restaurants LLC (d/b/a “Dick’s Last Resort”), headquartered in Nashville, TN, operates 10 company owned restaurants and earns a licensing fee on three licensed restaurants located throughout the United States. Dick’s Last Resort has developed an identifiable brand for its unique casual dining restaurant concept that targets tourists and business travelers in high foot traffic locations. DLR was established in 1985 and opened its first restaurant in Dallas, TX. The Company competes in the “concept” niche within casual dining with key competitors such as Margaritaville, Hooters, Senor Frogs, and Joe’s Crab Shack.
DreamFinders Homes LLC	Founded in 2009, DreamFinders Homes LLC, is a residential homebuilder currently operating in the Greater Jacksonville, Florida market. The Company controls approximately 2,039 lots across 30 different communities. Approximately 15 of these communities are active with the 15 remaining communities expected to come online within the next 12 – 15 months.
Exide Technologies	Exide Technologies is one of the world’s largest lead-acid battery companies in the world. The Company has 2 business segments: (i) Transportation batteries (62%) that include starting, lighting, and ignition batteries for cars, trucks, off-road vehicles, agricultural and construction vehicles and (ii) Industrial Energy (38%) that supplies both motive power (57.4%) and network power (42.6%) applications. Exide operates 33 manufacturing plants, including 24 battery plants, in 11 countries located across the U.S., Europe, Australia and India.
FC Operating LLC	FC Operating LLC, founded in 1932 and headquartered in Grand Rapids, Michigan, is the leading specialty Christian retailer comprised of ~282 stores across 38 states with a significant presence in the Southeast, Midwest, California and Texas. The average store is ~5,800 square feet and is open seven days per week.
Geneva Wood Fuels LLC	Geneva Wood Fuels LLC is one of the largest wood pellet manufacturers in New England. It owns and operates a 119,000 ton per year facility that produces high quality wood pellets distributed to residential customers in Maine, New Hampshire, Vermont and Massachusetts.

Portfolio Company	Brief Description of Portfolio Company
Harrison Gypsum LLC	Harrison Gypsum LLC, founded in 1955, mines and processes gypsum and plaster in Oklahoma and Texas. Gypsum is a soft sulfate mineral most commonly found in layered sedimentary deposits and primarily used to create drywall as a finish in walls and ceilings. However, Harrison has successfully been able to develop and market gypsum to a diverse set of end markets, including building products, oil and gas, infrastructure, food/pharmaceuticals, in addition to other industries and associated freight, with products such as fines, filler, plaster, retarder rock, food/pharmaceutical grade gypsum and road rock.
HD Vest, Inc.	Headquartered in Irving, TX, HD Vest, Inc. is a pioneer and market leader in providing training, technology, access to financial products, compliance and support services that allow tax professionals to provide independent financial solutions to retail investors. The Company was founded in 1983 by Herb D. Vest, CPA, who saw an opportunity to provide these financial planning services through tax and accounting professional networks as a result of his own tax clients’ inability to find quality resources that adequately met their financial needs.
Help/Systems LLC	Help/Systems LLC is a leading provider of system & network management, business intelligence and security & compliance solutions. Help/Systems’ software solutions allow customers to manage their information technology infrastructure more efficiently by increasing automation, reducing costs, providing security and permitting the analysis of an ever-growing base of data collected and managed by its customers. The Company’s “click and play” software can be demonstrated and purchased online and quickly installed and integrated by the customer. Once installed, Help/Systems’ software becomes a critical, embedded component of a customer’s IT infrastructure.
HGDS Acquisition LLC	HGDS Acquisition, LLC (d/b/a “Footprint”), headquartered in Lisle, IL, is a provider of in-store merchandising and logistics solutions to major retailers and consumer packaged goods manufacturers. Services include Fixture Installation (56% of sales), Light Merchandising (41% of sales) and Store Remodel (3% of sales). Footprint provides these services both for retailers including, Wal-Mart, Supervalu, Dollar General and Starbucks and brand marketers, such as Philip Morris, Coca-Cola, Merck and Sony. Complementary services include product re-sets and in-store intelligence services for its clients, including the validation of display and product placement.

Portfolio Company	Brief Description of Portfolio Company
Hoffmaster Group, Inc.	Hoffmaster Group, Inc. is a leading North American designer, manufacturer and supplier of decorated, premium disposable tableware (including napkins, plates, table covers and placemats). The Company maintains a niche in custom and seasonal products and its decorated and colorful tableware provide attractive and affordable alternatives to non-descript and low quality disposable tableware. The Company holds the #1 or #2 market position in nearly all of its core product segments through its line of leading brand names.
Ingenio Acquisition LLC	Ingenio Acquisition LLC (d/b/a “Earn Per Call”), founded in 1999 and based in San Francisco, CA, operates an online personal and professional advice marketplace that connects customers with a large network of independent advisors primarily through its website Keen.com. In addition, the Company also owns a suite of three related sites to host its services: ingenio.com, ether.com, and liveadvice.com.
Insight Pharmaceuticals LLC	Insight Pharmaceuticals LLC is a leading marketer and distributor of branded over-the-counter pharmaceutical products with a broad platform of over 30 unique brands.
Integra Telecom	Integra Telecom is a regional fiber-based local exchange carrier that provides integrated communication services across 35 metropolitan areas in 11 states of the Western U.S. Integra owns (directly or under IRU) a fiber optic network with over 8,000 route miles of fiber, consisting of 3,000 route miles of metro fiber and 5,000 route miles of long haul fiber. Within its metro network, Integra has direct fiber connection to approximately 1,847 locations.
Interface Security Systems	Interface Security Systems, founded in 1995 and based in Missouri, is a national provider of physical security and secured managed network services to primarily large, commercial multi-site customers and provides the most comprehensive IP technology-enabled managed security solution in the market. It is the only provider of bundled physical security and secured network services, giving it a complete suite of product offerings for customers.
JD Norman Industries, Inc.	JD Norman Industries, Inc., founded in 2004 and headquartered in Addison, IL, is a manufacturer of engineered value-added metal components and systems including stampings, wire forms, machined components, coiled springs, and assemblies. Across its four North American facilities, JD Norman is deeply entrenched with its base of blue-chip OEMs, which are diversified across the automotive, heavy truck, agricultural, construction, building technology, and oil and gas end markets.

Portfolio Company	Brief Description of Portfolio Company
Lexmark Carpet Mills, Inc.	Lexmark Carpet Mills, Inc., founded in 1993 and based in Dalton, GA, is a leading carpet manufacturer specializing in patterned broadloom carpet used in hotel rooms, hotel public space, residential uses and exposition halls in the U.S. The Company has supplied carpet to budget, mid-tier and high-end hotels for 20 years through strong relationships in the furniture, fixtures and equipment (“FF&E”) distribution channel and has the third largest market share (11%) of the $350M hospitality market.
Linc Energy Finance (USA), Inc.	Line Energy Finance (USA), Inc. was founded in 2011 by its parent corporation Linc Energy Ltd. Linc USA was formed for the purpose of acquiring crude oil and gas producing properties in the United States. The Company is currently engaged in the production, development and exploitation of crude oil and gas in Texas, Louisiana, Wyoming and Alaska. The Company intends to expand to the Umiat region by May 2013.
Lydell Jewelry Design Studio LLC	Founded in 1992, Lydell Jewelry Design Studio LLC, headquartered in New York, provides private label costume/fashion jewelry programs for retail chains in the United States. As opposed to high end fashion products, Lydell focuses specifically on products that wholesale for less than $10 and mostly retail for $15 to $99. Since its founding, Lydell has built an infrastructure capable of managing the entire value chain for its retail customers on a scale of almost 3,000 SKUs.
Meridian Behavioral Health LLC	Meridian Behavioral Health LLC is a leading provider of high acuity chemical dependency treatments in the state of Minnesota. The Company was founded in 1988, is based in Minneapolis, MN and operates 14 behavioral treatment centers, offering both inpatient and outpatient programs. The Company provides daily treatments to approximately 140 patients in its residential programs (represents a utilization rate of over 90%), 700 patients are enrolled in its outpatient programs and ~650 patients receive treatments at its methadone clinic per day.
Modern VideoFilm, Inc.	Modern VideoFilm, Inc. is a Burbank, California based provider of content creation and content management services for the film, television and digital content industries. MVF’s primary services are content management (61% of revenue) and content creation (39% of revenue). Through these services, the Company provides various critical post-production services to large film and TV studios, including editing, formatting, color correction, mastering, restoration, encoding, digitization in connection with the delivery and distribution of feature films and television shows.

Portfolio Company	Brief Description of Portfolio Company
NCM Demolition and Remediation LP	NCM Demolition and Remediation LP, founded in 1980 and headquartered in Brea, CA, NCM is the United States’ largest one-stop provider of demolition and environmental remediation services including demolition, asset & scrap recovery, abatement of asbestos, lead, and mold, and disaster response. The Company operates 18 branches nationwide, with 1,270 skilled employees, strategically located to allow NCM to serve any project within the United States.
Physicians Care Alliance LLC	Physicians Care Alliance LLC, founded in 1990 and based in Scottsdale, AZ, is a leading clinical skin care business which develops professional chemical peels and topicals. The Company sells products domestically and internationally to skin-care professionals that have become accredited through its educational seminars. PCA’s unique sales model and high efficacy products facilitated strong growth through the recession with a consumer set comprised mainly of customers with high attachment rates to skin care products that are recommended by physicians. PCA uses only FDA approved ingredients and OTC approved manufacturers to ensure the quality of their products.
Prestige Industries LLC	Presitge Industries LLC is the largest provider of premium commercial laundry services to the hospitality industry in the New York Tri-State area, operating a network of 3 strategically located laundry facilities. The Company offers its customers a full suite of laundry services including: (i) terry & linen, (ii) food & beverage, (iii) valet services, (iv) garment cleaning and (v) laundry management.
Prince Mineral Holdings Corp.	Prince Mineral Holding Corporation is a leading global value-added distributor of specialty mineral products and niche industrial additives. Prince Minerals sources, processes and distributes its products for use in brick, glass, agriculture, foundry, refractory and steel, oil and gas and coal end markets. The Company functions as a value-added processing intermediary.
RCS Management Corporation & Specialized Medical Services, Inc.	RCS Management Corporation and SMS Holdings, Inc., collectively (the “Company”) service over 1,750 facilities in 40 states on a combined basis. The Company’s core products and service offerings include (i) respiratory equipment rental; (ii) oxygen delivery; (iii) sale of disposable respiratory supplies; (iv) clinical; and (v) financial and billing consulting services.

Portfolio Company	Brief Description of Portfolio Company
Reddy Ice Corporation	Reddy Ice Corporation is the largest producer and distributor of packaged ice in the U.S., with #1 or #2 market share in the majority of its footprint, which spans 34 states, including Washington DC. The Company is based in Dallas, Texas with approximately 1,500 year-round employees, they add up to 600 – 700 employees during peak seasonal months. Reddy Ice owns or operates 58 ice manufacturing facilities, 74 distribution centers, and approximately 3,500 Ice Factories (ISBs), with daily ice manufacturing capacity of approximately 17,000 tons.
Red Skye Wireless LLC	Red Skye Wireless LLC, founded in 2001 and headquartered in St. Louis, Missouri, is a leading retailer of AT&T wireless and home product services, mobile handsets and accessories with 165 locations in 12 states across the U.S. While the Company is independently owned, RSW stores have the look and feel of an AT&T corporate store, prominently displaying the logos and signage, participating in marketing campaigns, and seamlessly working with AT&T customer service and billing IT.
Revstone Aero LLC	Revstone Aero LLC, founded in 1951, is a premier manufacturer of custom forgings for the aerospace industry. The Company, comprised of two separate businesses, W. Pat Crow and General Aluminum Forgings, forges and machines aluminum and steel into components for virtually every aircraft.
SESAC HOLDCO II	SESAC HOLDCO II, founded in 1930 and headquartered in Nashville, TN, is one of only three Performance Rights Organizations (“PROs”) in the United States. PROs protect the interests of individual songwriters and publishers (“Affiliates”) of music by acting as intermediary licensing organizations to ensure Affiliates are compensated for the public performance and retransmission of their copyrighted works. SESAC currently represents the rights of more than 24,900 songwriters and publishers. SESAC maintains over 110,000 licenses with a diverse set of music users including all of the major radio and television broadcasters in the U.S., as well as, a wide range of general licensees such as hotels, restaurants, bars and country clubs, amongst others.
Sizzling Platter LLC	Sizzling Platter LLC is a restaurant management company that operates 146 Little Caesars locations, 23 Sizzler locations and 13 other limited service restaurants in the Western United States as a franchisee. The Company is the largest franchisee of LC locations in the United States.

Portfolio Company	Brief Description of Portfolio Company
Taylored Freight Services LLC	Taylored Freight Services LLC, based in Los Angeles and founded in 1992, is a port-based, third-party logistics provider that specializes in warehousing, fulfillment, transportation and related value-added services to support the global supply chains of manufacturers and importers of apparel, accessories, toys and sporting goods. The Company manages six leased facilities near the Long Beach, CA, and New York, NY ports, totaling over 1.3M square feet. Taylored operates with ~70 non-union employees and provides services relating to inventorying merchandise including receiving, quality control and inspection, inventory management and control.
Tempel Steel Company	Tempel Steel Company is one of the world’s largest independent manufacturers of magnetic steel laminations used in the production of motors and transformers. The Company has manufacturing operations in the U.S., Mexico, China and India, a distribution and steel services center in Canada and distribution centers in Pennsylvania and California.
Tenere Acquisition Corp.	Tenere Acquisition Corp., located in Dresser, WI, is a sophisticated, full-service, designer and fabricator of complex engineered metal and plastic parts and assemblies. Founded in 1994, Tenere provides customers with highly desired, full-service solutions that start with the product concept and progress through rapid prototyping, process design, cost reduction design, commercial production with both soft tooling and hard tooling and assembly. Tenere manufactures enclosures and electromechanical assemblies for a variety of large Fortune 500 OEMs and contract manufacturers in the enterprise computing, network routers/communications, aerospace/military, medical and industrial end markets.
The Great Atlantic & Pacific Tea Company, Inc.	The Great Atlantic & Pacific Tea Company, Inc (“A&P”), founded in 1859 and based in Montvale, NJ, was the first national food chain in the U.S. and is a now leading food retailer in the Northeastern U.S. A&P holds a leading market share not only in the New York metro region, but also in other regions in NY, NJ and PA.

Portfolio Company	Brief Description of Portfolio Company
Travelclick, Inc.	Travelclick, Inc., headquartered in New York, NY, is a leading provider of cloud-based reservation systems, SaaS-based business intelligence and digital media solutions to the estimated $580bn global hospitality industry. The Company’s innovative solutions help its hotel customers increase revenue, reduce costs and improve performance. Travelclick maintains a global footprint, serving 30,000+ hotel customers across more than 150 countries and is a clear industry leader in a large and growing addressable market.
U.S. Well Services LLC	U.S. Wells Services LLC is a Houston, Texas based oilfield service provider currently contracted to engage in pressure pumping and related services, including high-pressure hydraulic fracturing in unconventional oil and natural gas basins.
United Restaurant Group L.P.	United Restaurant Group L.P. is the second largest franchisee of T.G.I. Friday’s restaurants in the United States. Founded in 1993 and headquartered in Richmond, VA, the Company operates 31 locations in five states in the Mid-Atlantic and Southeast regions.
United Road Towing Inc.	United Road Towing Inc. is the largest integrated towing company in the United States. The Company provides a complete range of towing, vehicle storage and vehicle auction services through a network of 53 operating locations across 9 states.
Velum Global Credit Management LLC	Velum Global Credit Management LLC is a global purchaser and servicer of non-performing consumer debt with operations in the Brazil, Uruguay and the United States. Velum currently owns and master services 20 portfolios of consumer debt, via 4 investment vehicles, purchased from various sources such as banks, insurance companies and retailers including BMB, HSBC, Santander, Sul America and Losango.
Water Capital USA, Inc.	Water Capital USA, Inc. operates a capital equipment leasing and a receivables financing business. Water Capital originates and monetizes portfolios of equipment leases and servicing receivables from creditworthy businesses.
Westport Axle Corp.	Westport Axle Corp., founded in 1986 and headquartered in Louisville, KY, is a manufacturing, warehousing and logistics service provider, creating customized solutions for the largest commercial vehicle OEMs in the U.S. Across its four leased facilities (in Kentucky, Ohio, Pennsylvania, and Virginia), the Company operates as a non-unionized entity with 650 employees. The Company is organized across three business units, Logistics, Manufacturing, and Axle Components.

Portfolio Company	Brief Description of Portfolio Company
YRCW Receivables LLC	YRCW Receivables LLC is a special purpose bankruptcy remote subsidiary of YRC Worldwide Inc., a leading provider of transportation and global logistics services. YRCW Receivables LLC purchases receivables from YRC Worldwide Inc.

THE ADVISER

MCC Advisors serves as our investment adviser and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). Subject to the overall supervision of our board of directors, MCC Advisors manages the day-to-day operations of, and provides investment advisory and management services to us pursuant to an investment management agreement by and between Medley Capital and MCC Advisors.

Investment Committee

The purpose of MCC Advisors’ Investment Committee is to evaluate and approve all investments by MCC Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee members to the analysis and consideration of every investment. The Investment Committee also serves to provide investment consistency and adherence to MCC Advisors’ investment philosophies and policies. The Investment Committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the Investment Committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are also reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the Investment Committee early in their analysis. This process improves the quality of the analysis and assists the investment team members to work more efficiently.

Each transaction is presented to the Investment Committee in a formal written report. To approve a new investment, or to exit or sell an existing investment, the unanimous consent of the members of the Investment Committee is required.

Investment Management Agreement

Under the terms of our investment management agreement, MCC Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and
•	executes, closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

MCC Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay MCC Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee.  For providing investment advisory and management services to us, MCC Advisors receives a base management fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, and is payable quarterly in arrears. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee has been calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately pro-rated. MCC Advisors agreed to waive the base management fee payable to MCC Advisors with respect to cash and cash equivalents held by us through December 31, 2011, but cash and cash equivalents have been included in the average gross assets calculation for purposes of determining the base management fee since that date.

Incentive Fee.  The incentive fee has two components, as follows:

The first component of the incentive fee is payable quarterly in arrears and is based on our pre-incentive fee net investment income earned during the calendar quarter for which the incentive fee is being calculated. This incentive fee will equal 20.0% of the amount, if any, by which our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets calculated as of the end of the calendar quarter immediately preceding the calendar quarter for which the incentive fee is being calculated, exceeds a 2.0% (which is 8.0% annualized) hurdle rate but also includes a “catch-up” provision. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement, and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement as of the termination date), commencing on December 31, 2011, and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the investment adviser.

Under GAAP, the Company calculates the second component of the incentive fee as if the Company had realized all assets at their fair values as of the reporting date. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. As the provisional capital gains incentive fee is subject to the performance of investments until there is a realization event, the amount of the provisional capital gains incentive fee accrued at a reporting date may vary from the capital gains incentive that is ultimately realized and the differences could be material.

For the year ended September 30, 2013, the Company incurred net base management fees payable to MCC Advisors of $10.9 million and $11.6 million of incentive fees related to pre-incentive fee net investment income.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income
(Expressed as a Percentage of the Value of Net Assets)

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee:

Assumptions

Hurdle rate(1) = 2.0%

Management fee(2) = 0.44%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Alternative 1

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.61%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.0%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.36%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND
(20% × (pre-incentive fee net investment income – 2.5%)))

= (100.0% × (pre-incentive fee net investment income – 2.0%)) + 0%

= (100.0% × (2.36% – 2.0%))

= 100.0% × 0.36%

= 0.36%

Alternative 3

Additional Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.86%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% × “Catch-Up”) + (the greater of 0% AND
(20% × (pre-incentive fee net investment income – 2.5%)))

= (100% × (2.5% – 2.0%)) + (20% × (2.86% – 2.5%))

= 0.50% + (20% × 0.36%)

= 0.50% + 0.07%

= 0.57%

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2:  Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

Year 3:  FMV of Investment B determined to be $25 million

Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3:  None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

Year 4:  Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4:  FMV of Investment B determined to be $35 million

Year 5:  Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

Year 1:  None

Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

Year 4:  None

Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

Payment of Our Expenses

All investment professionals and staff of MCC Advisors, when, and to the extent, engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of such personnel allocable to such services, is provided and paid for by MCC Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization and continued corporate existence;
•	calculating our net asset value (“NAV”) (including the cost and expenses of any independent valuation firms);
•	expenses, including travel expense, incurred by MCC Advisors or payable to third parties performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;
•	interest payable on debt incurred to finance our investments;
•	the costs of all offerings of common shares and other securities;
•	the base management fee and any incentive management fee;
•	distributions on our shares;
•	administration fees payable under our administration agreement;
•	the allocated costs incurred by MCC Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;
•	amounts payable to third parties relating to, or associated with, making investments;
•	transfer agent and custodial fees;
•	all registration and listing fees;
•	U.S. federal, state and local taxes;
•	independent directors’ fees and expenses;
•	costs of preparing and filing reports or other documents with the SEC or other regulators;
•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;
•	our fidelity bond;
•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•	indemnification payments;
•	direct costs and expenses of administration, including audit and legal costs; and
•	all other expenses reasonably incurred by us or MCC Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of our officers and their respective staffs (including travel expenses).

We reimburse MCC Advisors for costs and expenses incurred for office space rental, office equipment and utilities allocable to the performance by MCC Advisors of its duties under the administration agreement, as well as any costs and expenses incurred relating to any non-investment advisory, administrative or operating services provided to us or in the form of managerial assistance to portfolio companies that request it.

From time to time, MCC Advisors pays amounts owed by us to third party providers of goods or services. We subsequently reimburse MCC Advisors for such amounts paid on our behalf.

Limitation of Liability and Indemnification

The investment management agreement provides that MCC Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of MCC Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and Termination

The investment management agreement was initially approved by our board of directors on November 3, 2010 and executed on January 11, 2011. Pursuant to its terms and under the 1940 Act, the investment management agreement had an initial two year term, and then subject to an annual approval by our board of directors. Unless terminated earlier as described below, it will continue in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risks — Risks Related to Our Business — We are dependent upon senior management personnel of MCC Advisors for our future success, and if MCC Advisors are unable to retain qualified personnel or if MCC Advisors loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.”

Annual Board Approval of the Investment Management Agreement

Our board of directors held an in-person meeting on December 4, 2013, in order to consider the annual approval and continuation of our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by our investment adviser, MCC Advisors; (b) comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives; (c) our projected operating expenses and expense ratio compared to business development companies with similar investment objectives; (d) any existing and potential sources of indirect income to MCC Advisors from its relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the investment management agreement; (f) the organizational capability and financial condition of MCC Advisors and its affiliates; and (g) various other factors.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates and terms are reasonable in relation to the services to be provided and approved the investment management agreement as being in the best interests of our stockholders. Specifically the board of directors approved the extension of the investment management agreement for a period of one year beginning on January 11, 2014.

License Agreement

We have entered into a license agreement with Medley Capital LLC under which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley”. Under this agreement, we will have a right to use the “Medley” name for so long as MCC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Medley” name. This license agreement will remain in effect for so long as the investment management agreement with MCC Advisors is in effect.

REGULATION

General

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons”, as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities.”

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
•	is organized under the laws of, and has its principal place of business in, the United States;
•	is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
•	satisfies either of the following:
º	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or
º	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.
(2)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.
(3)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.
(4)	Securities of any eligible portfolio company which we control.
(5)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The regulations defining and interpreting qualifying assets may change over time. We may adjust our investment focus needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation — Qualifying Assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets”, as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks — If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.”

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us.

The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) more than we would otherwise be able to absent the receipt of this exemptive relief. As a result, we would, in effect, be permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act. For example, we would be able to borrow up to $150 million more than the approximately $367.9 million permitted under the asset coverage ratio limit as of September 30, 2013. For additional information on SBA regulations that will affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business. Our SBIC subsidiary is subject to SBA regulations, and any failure to comply with SBA regulations could have an adverse effect on our operations.” SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150.0 million when it has at least $75.0 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

Code of Ethics

We and MCC Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Privacy Policy

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to MCC Advisors. The Proxy Voting Policies and Procedures of MCC Advisors are set forth below. The guidelines are reviewed periodically by MCC Advisors and our independent directors, and, accordingly, are subject to change.

MCC Advisors is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, MCC Advisors will have fiduciary duties to us. As part of this duty, MCC Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. MCC Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

MCC Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and MCC Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

MCC Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If MCC Advisors has determined that management is generally socially responsible, MCC Advisors will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. MCC Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. MCC Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, MCC Advisors believes stability and continuity promote profitability. MCC Advisors’ guidelines in this area seek a balanced view and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, MCC Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, MCC Advisors’ employees shall vote the proxy in accordance with MCC Advisors’ proxy voting policy.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Medley Capital Corporation
375 Park Avenue, 33rd Floor
New York, NY 10152

Other

Under the 1940 Act, we are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interest and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

At our 2013 Annual Meeting of Stockholders, we once again sought authorization from our stockholders to sell shares of our common stock at a price or prices below our then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement, including, without limitation, that the number of shares issued does not exceed 25% of our then outstanding common stock, at a price below, but no more than 20% below, our then current net asset value (the “Stockholder Proposal”). To permit additional time to solicit stockholder votes for the Stockholder Proposal our 2013 Annual Meeting was adjourned and scheduled to reconvene on March 7, 2013 at 10:00 a.m. The reconvened meeting held on March 7, 2013 was also adjourned, again for the purpose of permitting additional time to solicit stockholder votes for the Stockholder Proposal, and was scheduled to reconvene on April 4, 2013 at 10:00 a.m. At the reconvened meeting, we received authorization for the Stockholder Proposal, effective during the period beginning on the date of such stockholder approval, April 4, 2013, and expiring on the date of our 2014 Annual Meeting of Stockholders, which is expected to be held in February 2014.

In addition, we received approval at our 2012 Annual Meeting of Stockholders to authorize us, with the approval of our board of directors, to issue securities to, subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings, subject to certain conditions as set forth in the proxy statement. Such authorization has no expiration.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. The SEC has interpreted the prohibition on transactions with affiliates to prohibit “ joint transactions” among entities that share a common investment adviser. The staff of the SEC has granted no-action relief permitting purchases of a single class of privately placed securities, provided that the adviser negotiates no term other than price and certain other conditions are met.

On November 25, 2013, we received an amended order from the SEC that expanded our ability to negotiate the terms of co-investment transactions with other funds managed by MCC Advisors or its affiliates, including Sierra Income Corporation, a non-traded business development company, subject to the conditions included therein. In situations where co-investment with other funds managed by MCC Advisors or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between our interests and those of other MCC Advisors clients, MCC Advisors will need to decide which client will proceed with the investment. MCC Advisors will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts on an alternating basis that will be fair and equitable over time. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which a fund managed by MCC Advisors or its affiliates has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Under the terms of the relief pernitting us to co-invest with other funds managed by MCC Advisors or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and MCC Advisors adopted written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and MCC Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and
•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

Small Business Investment Company Regulations

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership, received a Small Business Investment Company (“SBIC”) license from the Small Business Administration (“SBA”). In anticipation of receiving an SBIC license, on November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting SBIC LP to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. SBA regulations currently limit the amount that an SBIC may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million when they have at least $112.5 million in regulatory capital.

Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual fully taxed net income after U.S. federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after U.S. federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the company at the time of the follow-on investment, up to the time of the company’s initial public offering, if any.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending or investing outside the United States, to businesses engaged in a few prohibited industries and to certain “passive” (i.e., non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC’s regulatory capital in any one company and its affiliates.

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of up to seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest and do not require any principal payments prior to maturity. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (1) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (2) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (3) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (4) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (5) a checking account in a federally insured institution; or (6) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA. If an SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit the SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit the SBIC from making new investments. In addition, the SBIC may also be limited in its ability to make distributions to us if it does not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because Medley SBIC LP is our wholly owned subsidiary.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of seven members, four of whom are not “interested persons” of Medley Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee, a nominating and corporate governance committee and a compensation committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Pursuant to our charter and bylaws, the board of directors is divided into three classes, designated Class I, Class II, and Class III. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Andrew Fentress	43	Director	2011	2015
Brook Taube	43	Chief Executive Officer, President and Chairman of the Board of Directors	2011	2014
Seth Taube	43	Director	2011	2016
Independent Directors
Arthur S. Ainsberg	66	Director	2011	2016
Richard A. Dorfman	68	Director	2011	2015
Karin Hirtler-Garvey	57	Director	2011	2014
John E. Mack	66	Director	2011	2014

Executive Officers Who Are Not Directors

Name	Age	Position
Richard T. Allorto, Jr.	42	Chief Financial Officer, Chief Compliance Officer and Secretary

The business address of the director nominees and other directors and executive officers is c/o Medley Capital Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. Our directors have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Andrew Fentress.  Mr. Fentress has been the Managing Partner of MCC Advisors, since our inception and Senior Portfolio Manager of the private investment funds managed by Medley since 2007. Through his depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of the business and operations of MCC Advisors and the private investment funds managed by Medley, Mr. Fentress brings valuable industry-specific knowledge and expertise. Mr. Fentress’ previous service on the Company’s board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Fentress’ positions as Managing Partner of MCC Advisor and member of its Investment Committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, the Company and MCC Advisors, respectively. Mr. Fentress received a B.A. from Boston College and an M.B.A. from the Kenan-Flagler School of Business at the University of North Carolina, Chapel Hill.

Brook Taube.  Mr. Taube has been the Chief Executive Officer of the Company and a Managing Partner of MCC Advisors since our inception, and Senior Portfolio Manager of the private investment funds managed by Medley since 2007. In addition to serving on our Board, Mr. Brook Taube currently serves on the board of Sierra Income Corporation and on the investment committee for SIC Advisors, the investment adviser to Sierra Income Corporation. Mr. Taube’s intimate knowledge of the business and operations of MCC Advisors, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of another business development company not only gives the Board valuable insight but also positions him well to continue to serve as the Chairman the Board. Mr. Taube’s positions as Chief Executive Officer of the Company, Managing Partner of MCC Advisors and member of its Investment Committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, the Company and MCC Advisors, respectively. Mr. Taube received a B.A. from Harvard University and currently serves as a Board member of the New Amsterdam Symphony Orchestra.

Seth Taube.  Mr. Taube has been a Managing Partner of MCC Advisors since our inception and Senior Portfolio Manager of the private investment funds managed by Medley since 2007. In addition, Mr. Taube has served as President, Chief Executive Officer and Chairman of the board of directors of Sierra Income Corporation, a non-traded business development company since its inception in June 16, 2011. Mr, Taube also serves as Chief Executive Officer of SIC Advisors LLC, which serves as the investment adviser to Sierra Income Corporation. In addition to serving on our board of directors, Mr. Seth Taube currently serves on the board of Sierra Income Corporation, Proactive Northern Container, Advanced Data Centers and Bennu Glass. Through his depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of the business and operations of MCC Advisors and the private investment funds managed by Medley, Mr. Taube brings extensive knowledge of private equity and investment banking. Mr. Taube’s previous service on the Company’s board also provides him with a specific understanding of our Company, its operations, and the business and regulatory issues facing business development companies. Mr. Taube’s positions as Managing Partner of MCC Advisors and member of its Investment Committee provides the Board with a direct line of communication to, valuable insight of an experienced financial manager and direct knowledge of the operations of, the Company and its MCC Advisors, respectively. Mr. Taube received a B.A. from Harvard University, an M.Litt. in Economics from St. Andrew’s University in Great Britain, where he was a Rotary Foundation Fellow, and an M.B.A. from the Wharton School at the University of Pennsylvania.

Independent Directors

Arthur S Ainsberg.  Mr. Ainsberg has over 40 years of experience in the financial services industry and a deep understanding of public and accounting matters for financial service companies. Mr. Ainsberg has served as a director, Chairman of the Audit Committee and member of the Compliance Committee of Nomura Securities International, Inc. (the U.S. based broker-dealer of The Nomura Group) since 1996. In

September 2012, Mr. Ainsberg was named to the Board of Nomura Global Financial Products, Inc. and in July 2013, he was named to the Board of Nomura Holding America, Inc. In May 2013, Mr. Ainsberg was named to the Board of Directors of AG Mortgage Investment Trust. AG is a NYSE company, structured as a REIT, investing in various types of mortgage investments. From July 2003 through May 2012, Mr. Ainsberg served as a director for National Financial Partners Corporation, an independent financial services distribution company. From August 2009 through June 2011, Mr. Ainsberg served as Chief Operating Officer of Lehman Brothers Inc. in liquidation, the largest and most complex bankruptcy in the United States. Prior to this engagement, Mr. Ainsberg served as the Independent Consultant for Morgan Stanley & Co. from December 2003 until July 2009, under the Global Research Analyst Settlement, and was responsible for selecting and monitoring the providers of independent research for the clients of Morgan Stanley. Previously, Mr. Ainsberg was Chief Operating Officer at two investment partnerships, Brahman Capital Corp. from 1996 to 2000 and Bessent Capital Corp. during 2001. He also served as Chairman of the New York State Board for Public Accountancy from 1999 to 2000 and was a member of that board from 1993 to 2001. From 1998 to 2000, he was also a member of the Board of District 10 of the National Association of Securities Dealers. Mr. Ainsberg is also the author of Shackleton: Leadership Lessons from Antarctica (2008) and the co-author of Breakthrough: Elizabeth Hughes, the Discovery of Insulin, and the Making of a Medical Miracle (2010). Mr. Arthur S. Ainsberg has extensive experience in the financial services industry and a deep understanding of public and financial accounting matters for financial services companies. He also brings to the Board of Directors a valuable perspective from his experience as a board member of a large U.S. broker-dealer.

Richard A Dorfman.  Mr. Dorfman has extensive experience in the financial services industry and a deep understanding of state, federal, global regulatory and compliance issues. He is presently Managing Director and head of Dorfman Consultants, offering comprehensive analysis and strategy to clients in every aspect of the residential financing industry. From April 2010 through June 2013, Mr. Dorfman held the position of Managing Director and Head of Securitization for the Securities Industry Financial Markets Association (SIFMA), the largest securities industry advocacy group. From 1984 through 1997, Mr. Dorfman was the President and Chief Executive Officer of the Federal Home Loan Bank of Atlanta, the second largest Federal Home Loan Bank. Prior to Federal Home Loan Bank of Atlanta, Mr. Dorfman provided strategic and operational consulting and advisory work to several Federal Home Loan Banks nationwide, as well as the Federal Home Loan Bank Systems Office of Finance. Mr. Dorfman was the Managing Director & Head of U.S. Agencies and Mortgages at ABN Amro, Inc. and also held a number of senior executive positions with Lehman Brothers Inc., including the role of as head of the business unit dealing with mortgage-backed securities, related investment products and the pertinent financial institutions. Before becoming an investment banker, Mr. Dorfman was an attorney with the Federal Deposit Insurance Corporation as well as a regulatory counsel for the New York Bank for Savings. Through his depth of experience, knowledge and leadership positions, Mr. Dorfman brings to the Board of Directors a valuable perspective.

Karin Hirtler-Garvey.  Ms. Hirtler-Garvey has served as the Chairman of the Board of Directors of Aeropostale Inc. since February 2012. Prior to being appointed, Ms. Hirtler-Garvey served as a Director of Aeropostale since August 2005 where she was the lead independent director and served as a member of the Nominating and Corporate Governance Committee and Chairperson of the Audit Committee. From May 2009 to November 2011, Ms. Hirtler-Garvey was the Chief Risk Executive for Ally Financial Inc. From March 2005 to December 2008, Ms. Hirtler-Garvey was a principal in a start-up real estate development venture based in New Jersey. From 1995 to 2005, Ms. Hirtler-Garvey held various senior level management positions at Bank of America, including Chief Operating Officer, Global Markets, President of Trust and Credit Banking Products, and Chief Financial Officer/Chief Operating Officer for the Wealth and Investment Management division. Ms. Hirtler-Garvey is also a director of USAA Federal Savings Bank and Western World Insurance Co, each a privately held corporation. Ms. Hirtler-Garvey is a Certified Public Accountant. Ms. Hirtler-Garvey has extensive experience in finance, accounting, risk management and provides valuable insight to the Board on regulatory, finance, accounting and risk management issues. In addition, her tenure in the financial services industry and service as a director of both public and private companies provide industry specific knowledge and expertise to the Board.

John E. Mack  Mr. John E. Mack has over 35 years of international banking and financial business management experience. From November 2002 through September 2005, Mr. Mack served as Senior

Managing Executive Officer and Chief Financial Officer of Shinsei Bank, Limited of Tokyo, Japan. Prior to joining Shinsei Bank and for more than twenty-five years, Mr. Mack served in senior management positions at Bank of America and its predecessor companies, including twelve years as Corporate Treasurer of NationsBank Corporation and NCNB Corporation. From November 2011 through December 2013, Mr. Mack was a member of the board of directors of Residential Capital LLC. Mr. Mack is currently a member of the board of directors of Flowers National Bank, Incapital Holdings LLC, Searchlight Minerals Corp., and is Vice Chairman and a director of Islandsbanki hf located in Reykjavik, Iceland. Mr. Mack holds an MBA from the University of Virginia, Darden School of Business and received his bachelor’s degree in Economics from Davidson College. Mr. Mack has served in senior management positions at large financial institutions and has extensive experience in finance, accounting and regulatory issues. In addition, his tenure in the financial services industry and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

Executive Officers Who are not Directors

Richard T. Allorto Jr.  Mr. Allorto is the Chief Financial Officer, Chief Compliance Officer, and Secretary of the Company. Mr. Allorto also is the Chief Financial Officer and Chief Compliance Officer of Medley and is responsible for the financial operations of the various private funds managed by Medley. Prior to joining Medley, Mr. Allorto held various accounting and finance positions at GSC Group, Inc., a registered investment advisor, including, most recently as Chief Financial Officer of a publicly traded business development company that was externally managed by GSC Group. Prior to GSC Group, Mr. Allorto was an Audit Supervisor at Arthur Andersen. Mr. Allorto received a B.S. in Accounting from Seton Hall University and is a licensed CPA.

Director Independence

In accordance with rules of the NYSE, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors and the Chairman of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The board of directors has determined that each of the directors and director nominees is independent and has no material relationship with the Company, except as a director and stockholder of the Company, with the exception of Brook Taube, Seth Taube and Andrew Fentress. Messrs. Brook Taube, Seth Taube and Andrew Fentress are interested persons of the Company due to their positions as members of management of MCC Advisors.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s bylaws, our board of directors may designate a Chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him or her by the board of directors. We do not have a fixed policy as to whether the Chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.

Presently, Mr. Brook Taube serves as the Chairman of our board of directors. Mr. Brook Taube is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of the Company, serves on the Investment Committee and is the Managing Member of MCC Advisors. We believe that Mr. Taube’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our board of directors. We believe that the Company is best served through this existing leadership structure, as Mr. Taube’s relationship with MCC Advisors provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors’ designated lead independent director is Arthur Ainsberg. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board of Directors Role In Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board of directors and our management.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Every quarter, the board of directors reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s quarterly report addresses the following: (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s quarterly review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our board of director’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our board of directors. During the fiscal year of 2013, our board of directors held six board meetings, five Audit Committee meetings, two Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of its audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The Audit Committee is currently composed of Messrs. John E. Mack, Arthur S. Ainsberg and Richard A. Dorfman and Ms. Karin Hirtler-Garvey. All of them are considered independent under the rules of the NYSE corporate governance listing standards and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Mack serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Mack is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Mack meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The members of the Nominating and Corporate Governance Committee are Messrs. Arthur Ainsberg, John E. Mack and Ms. Karin Hirtler-Garvey. All members of the Nominating and Corporate Governance Committee are considered independent under the rules of the NYSE and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ainsberg serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to the affairs of the Company;
•	are able to work with the other members of the board of directors and contribute to the success of the Company;
•	can represent the long-term interests of the Company’s stockholders as a whole; and
•	are selected such that with the other members of the board of directors represent a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of Medley Capital and the interest of its shareholders.

Compensation Committee.  The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.medleycapitalcorp.com. The Compensation Committee is responsible for reviewing and approving the reimbursement by the Company of the compensation of the Company’s Chief Financial Officer and his staff, and the staff of the Company’s Chief Compliance Officer. The current members of the Compensation Committee are Ms. Karin Hirtler-Garvey and Messrs. John E. Mack and Richard A. Dorfman, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NYSE corporate governance listing standards. Ms. Karin Hirtler-Garvey serves as the Chairman of the Compensation Committee. As discussed below, none of our executive officers are compensated by the Company. The Compensation Committee met one time during the 2013 fiscal year.

Code of Ethics

The Company has adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as every officer, director, employee and access person (as defined within the Company’s Code of Ethics) of the Company. The Company’s Code of Ethics can be accessed via our website at http://www.medleycapitalcorp.com. The Company intends to disclose any amendments to or waivers from any required provision of the Code of Ethics on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors, for the year ended September 30, 2013:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Andrew Fentress	—	—	—	—
Brook Taube	—	—	—	—
Seth Taube	—	—	—	—

Independent Directors
Arthur S. Ainsberg	$108,000	—	—	$108,000
Richard A. Dorfman	$101,500	—	—	$101,500
Karin Hirtler-Garvey	$113,500	—	—	$113,500
John E. Mack	$129,425	—	—	$129,425

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2013.

Compensation of Executive Officers

None of our officers receive direct compensation from us. The compensation of our Chief Financial Officer and Chief Compliance Officer is paid by our administrator, subject to reimbursement by the Company of an allocable portion of such compensation for services rendered by him or her to us.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that Medley Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

We have entered into an Investment Management Agreement with MCC Advisors, our investment adviser. Mr. Brook Taube, our Chairman and Chief Executive Officer, is a Managing Partner of, and has financial and controlling interests in, MCC Advisors. In addition, Messrs. Seth Taube and Andrew Fentress, members of our board of directors, and Mr. Richard T. Allorto, Jr., our Chief Financial Officer, serve as Managing Partners and Chief Financial Officer, respectively, for MCC Advisors. Messrs. Seth Taube and Andrew Fentress also have financial interests in MCC Advisors.

MCC Advisors and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. MCC Advisors also focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments. MCC Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of its affiliated funds. In such event, depending on the availability of such investment and other appropriate factors, MCC Advisors or its affiliates may determine that we should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the allocation procedures of MCC Advisors.

We have entered into a License Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Medley.” In addition, pursuant to the terms of an Administration Agreement, MCC Advisors provides us with the office space and administrative services necessary to conduct our day-to-day operations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth, as of January 16, 2014, the beneficial ownership of:

•	each current director, the nominees for director, and the Company’s executive officers,
•	each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and
•	the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o Medley Capital Corporation, 375 Park Avenue, 33rd Floor, New York, New York 10152.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Andrew Fentress	134,966	*%
Brook Taube	136,688	*%
Seth Taube	127,510	*%
Independent Directors
Arthur S. Ainsberg	3,000	*%
Richard A. Dorfman	—	—
Karin Hirtler-Garvey	3,000	*%
John E. Mack	1,000	*%
Executive Officers
Richard T. Allorto, Jr.	5,000	*%
All executive officers and directors as a group (8 persons)	411,164	1.00%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Based on a total of 40,199,813 shares of the Company’s common stock issued and outstanding as of January 16, 2014.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of January 16, 2014. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Andrew Fentress	over $1,000,000
Brook Taube	over $1,000,000
Seth Taube	over $1,000,000
Independent Directors
Arthur S. Ainsberg	$10,001 – $50,000
Richard A. Dorfman	none
Karin Hirtler-Garvey	$10,001 – $50,000
John E. Mack	$10,001 – $50,000

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,000 – $500,000, $500,001 – $1,000,000 or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.37 on January 16, 2014 on the NYSE. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Debt and equity securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
•	preliminary valuation conclusions are then documented and discussed with senior management;
•	investments for which market quotations are not readily available will be valued by independent valuation firms, one third per quarter on a rotating quarterly basis on non fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the annual review of all of the investments by independent valuation firms;

In addition, all our investments are subject to the following valuation process:

•	review management’s preliminary valuations and their own independent assessment;
•	the audit committee of our board of directors reviews the preliminary valuations of the investment professionals, senior management and independent valuation firms; and
•	our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

In September 2006, the Financial Accounting Standards Board, (the “FASB”), issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). In conjunction with Accounting Standards Codification (“ASC”) 105 issued by the FASB in June 2009, FAS 157 has been codified in ASC 820, “Fair Value Measurement and Disclosures” (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with Generally Accepted Accounting Principles in the United Sates, or GAAP, and expands disclosures about fair value measurements.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls will be determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, MCC Advisors will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. MCC Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While MCC Advisors generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, MCC Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if MCC Advisors determines in good faith that such commission is reasonable in relation to the services provided.

TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock which is based on the provisions of the Code and the Treasury regulations in effect as they directly govern our federal income tax treatment and the federal income taxation of our stockholders. These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common shares in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that the stockholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. This summary also does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. No ruling has been or will be sought from the Internal Revenue Service, which we refer to as the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their own tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock, debt securities or units. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a holder or a beneficial holder of shares which is for U.S. federal income tax purposes (1) an individual who is a citizen or resident of the U.S., (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their own tax advisors. Prospective investors that are not U.S. stockholders should refer to “Non-U.S. Stockholders” below.

Tax matters are complicated and prospective investors in our shares are urged to consult their own tax advisors with respect to the U.S. federal income tax and state, local and foreign tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.

Taxation of the Company

Election to Be Taxed as a RIC

As a BDC, we elected and qualified to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Distribution Requirement”). Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing

SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such a waiver.

Taxation as a RIC

As a RIC, if we satisfy the Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed to our stockholders.

Medley Capital will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31. Depending on the level of investment company taxable income (“ICTI”) earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
º	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
º	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income and franchise or withholding liabilities.

Any underwriting fees paid by us are not deductible. We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirement or the excise tax requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to continue to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as acapital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets ( i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (2) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (3) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (4) cause us to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as good income for purposes of the

90% annual gross income requirement described above. We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification as a RIC.

Investments we make in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we will generally be required to accrue daily as income a portion of the discount and to distribute such income each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. In that case, our yield on those securities would be decreased. We do not expect to satisfy the requirements necessary to pass through to our stockholders their share of the foreign taxes paid by us.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax. See “— Taxation of the Company” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions we pay to you from our net ordinary income or from an excess of realized net short-term capital gains over realized net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of realized net long-term capital gains over realized net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains if they have been properly designated by us, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The current maximum U.S. federal tax rate on long-term capital gains of individuals is generally 20 percent. For non-corporate taxpayers, ordinary income dividends will currently be taxed at a maximum rate of 39.6 percent, while capital gain dividends generally will be currently taxed at a maximum U.S. federal income tax rate of 20 percent. For corporate taxpayers, both ordinary income dividends and capital gain dividends are currently taxed at a maximum U.S. federal income tax rate of 35 percent. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Present law also taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years, subject to certain limitations, as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

We (or the applicable withholding agent) will send to each of our U.S. stockholders after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

As a RIC, we will be subject to alternative minimum tax, also referred to as “AMT,” but any items that are treated differently for AMT purposes must be apportioned between us and our U.S. stockholders and this may affect the U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that dividends paid to each U.S. stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for particular item is warranted under the circumstances.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

A stockholder will generally recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Backup Withholding.  We are required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate stockholders who do not furnish us with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Reportable Transactions Reporting.  If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, stockholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

Taxation of Non-U.S. Stockholders

The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a holder that is not a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.

Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Under a provision that applies to taxable years beginning prior to December 31, 2013, properly designated dividends received by a non-U.S. stockholder are generally exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) were paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). If such provision is renewed by the U.S. Congress, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts. As discussed above, this exemption from withholding for interest-related and short-term capital gain dividends is set to expire for tax years beginning after December 31, 2013. It is unclear whether such exemption will be renewed and, even if renewed, it may again be subject to expiration.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder or, in the case of an individual, such individual is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.

Backup Withholding.  A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

Foreign Account Tax Compliance Act

Legislation was enacted on March 18, 2010 that will impose a 30% U.S. withholding tax on dividends paid by U.S. issuers to a foreign financial institution after December 31, 2013 and on the gross proceeds from the disposition of stock paid to a foreign financial institution after December 31, 2016, unless such institution enters into an agreement with the U.S. Treasury Department (“Treasury”) to collect and provide to Treasury substantial information regarding U.S. account holders, including certain account holders that are foreign entities with U.S. owners, with such institution. The legislation also generally imposes a withholding tax of 30% on dividends paid by U.S. issuers and on the gross proceeds from the disposition of stock paid to a non-financial foreign entity unless such entity provides the withholding agent with a certification that it does not have any substantial U.S. owners or a certification identifying the direct and indirect substantial U.S. owners of the entity. Under certain circumstances, a holder may be eligible for refunds or credits of such taxes. Investors are urged to consult with their own tax advisors regarding the possible implications of this recently enacted legislation on their investment in shares of our common stock.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2013 Annual Meeting of Stockholders, we received approval from our stockholders to authorize us, with the approval of our board of directors, to sell shares of our common stock at a price or prices below our then current net asset value per share in one or more offerings, subject to certain conditions as set forth in the proxy statement (including, without limitation, that the number of shares issued does not exceed 25% of our then outstanding common stock at a price below, but no more than 20% below, its then current net asset value). This authorization is effective for securities sold during a period beginning on the date of such stockholder approval, which was obtained on April 4, 2013, and expiring on the date of our 2014 Annual Meeting of Stockholders, which is expected to be held in February 2014.

In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;
•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;
•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	whether the estimated offering price would closely approximate the market value of shares of our common stock;
•	the potential market impact of being able to raise capital during the current financial market difficulties;
•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;
•	the anticipated rate of return on and quality, type and availability of investments; and
•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

Pursuant to the Stockholder Proposal, as discussed above, we cannot issue shares in offerings below NAV in excess of 25% of our then outstanding common stock, which limits the amount of dilution to stockholders. In addition to that limitation, we will not sell shares of our common stock under this prospectus and any accompanying prospectus supplement if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 20%. This 20% limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage arrived at from each offering. For example, without giving effect to the 25% cap contained in the Stockholder Proposal, for purposes of illustration, if our most recently determined NAV per share at the time of the first offering pursuant to this registration statement is $10.00 and we have 110.0 million shares of common stock outstanding, sale of 10 million shares of common stock at net proceeds to us of $5.00 per share (an approximately 50% discount for this example) would produce dilution of approximately 4%. If we subsequently determined that our NAV per share went back to $10.00 on the then 120 million shares of common stock that were outstanding post offering and we then made an additional offering pursuant to the registration statement, we could, for example, sell approximately an additional approximate 33 million shares of common stock at net proceeds to us of $5.00 per share, which would produce dilution of approximately 11%, before we would reach the aggregate 25% limit under this registration statement.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors — Risks Relating to an Investment in Our Common Stock and Our Notes — The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;
•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and
•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share, all within the ranges provided in the Stockholder Proposal, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to the Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%
Total Investment by Stockholder A(1)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A(2)	—	$(200)	—	$(900)	—	$(3,300)	—
Per Share Amounts
NAV per Share held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Stockholder A(3)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share held by Stockholder A(4)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution to Stockholder A(5)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

(1)	Assumed to be $10.00 per Share.
(2)	Represents total NAV less total investment.
(3)	Assumed to be $10.00 per Share on Shares held prior to sale.
(4)	Represents NAV per Share less Investment per Share.
(5)	Represents Dilution per Share divided by Investment per Share.

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 0.2 million shares) rather than its 1% proportionate share and (b) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 0.2 million shares rather than its 1% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,200,000	20%	1,200,000	20%
Net Asset Value per Share	$10.00	9.67	(3.30)%	9.67	(3.30)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
Total Net Asset Value Held by Stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	—	$108,420	—	$125,260	—
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(2,050)	—	$450	—
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
Net Asset Value per Share Held by Stockholder A	—	9.67	—	9.67	—
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.89)%	—	0.36%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease/Increase to Net Asset Value
Total Shares Outstanding	1,000,000	1,050,000	5%	1,100,000	10%	1,200,000	20%
Net Asset Value per Share	10.00	9.98	(0.20)%	9.91	(0.90)%	9.67	(3.30)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	500	—	1,000	—	2,000	—
Percentage Held by Investor A	0%	0.05%	—	0.09%	—	0.17%	—
Total Net Asset Value Held by Investor A	$—	$4,990	—	$9,910	—	$19,340	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$16,840	—
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)	—	$(10)	—	$440	—	$2,500	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
Net Asset Value per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR
CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2012 Annual Meeting, we also asked our stockholders to authorize us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the market value per share of our common stock. Such authorization has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

In order to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. Stockholders who receive distributions in the form of common stock will be subject to the same federal, state, and local tax consequences as if they received cash distributions.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use only newly issued shares to implement the plan if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock at the close of regular trading on the NYSE on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (2) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A shareholder receiving dividends in the form of stock will be treated as receiving a distribution equal to the fair market value of the stock received through the plan. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal the amount treated as a distribution for federal tax purposes. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at (888) 777-0324.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 40,199,813 shares were outstanding as of January 16, 2014, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are outstanding as of the date hereof.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions (including an exception for our Adviser and certain of its affiliates), an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and
•	subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our board of directors to be amended. The affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors will be divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	the number of shares of common stock issuable upon exercise of such warrants;
•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the number of such warrants issued with each share of common stock;
•	if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Medley Capital Corporation and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC prior to the commencement of any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof for registered securities or $500 for bearer securities);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interests;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,
•	whether it imposes fees or charges,
•	how it would handle a request for the holders’ consent, if ever required,
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.
•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.
•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.
•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.
•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.
•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.
•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.
•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed (or additional securities issued) on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any cash amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.
•	We do not pay interest on a debt security of the series within 30 days of its due date.
•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date.
•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.
•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.
•	Any class of securities has an asset coverage of less than 100 per centum on the last business day of each twenty-four consecutive calendar months.
•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities, and (2) no other Events of Default are continuing.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.
•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.
•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.
•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	We must deliver certain certificates and documents to the trustee.
•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	adversely affect any right of repayment at the holder’s option;
•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.
•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.
•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.
•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.
•	We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.
•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.
•	Defeasance must not result in a breach of the indenture or any of our other material agreements.
•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,
•	without interest coupons, and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As may be specified in a prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The applicable prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;
•	a description of the terms of any unit agreement governing the units;
•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and
•	whether the units will be issued in fully registered or global form.

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $750,000,000 of our common stock, preferred stock, debt securities, units or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. The issuance of any equity or debt securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful.

Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

In connection with an offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from the Company in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of the Company’s stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the NYSE, in the over-the-counter market or otherwise.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN AND TRANSFER AGENT

U.S. Bank National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of U.S. Bank National Association is One Federal Street, Boston, Massachusetts 02110. American Stock Transfer & Trust Company provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, New York, 10038.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, our independent registered public accounting firm, have audited our financial statements for the fiscal years ended September 30, 2013, 2012 and 2011. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us by mail at 375 Park Avenue, 33rd Floor, New York, NY 10152, by telephone at (212) 759-0777 or on our website at http://www.medleycapitalcorp.com.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Medley Capital Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Medley Capital Corporation (the Company), including the consolidated schedules of investments, as of September 30, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of September 30, 2013 and 2012 by correspondence with the custodian, directly with designees of the portfolio companies and debt agents, as applicable. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medley Capital Corporation at September 30, 2013 and 2012, and the consolidated results of its operations, changes in its net assets, and its cash flows, for each of the three years in the period ended September 30, 2013 in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Medley Capital Corporation’s internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (1992 framework) and our report dated December 9, 2013 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

New York, New York
December 9, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Medley Capital Corporation

We have audited Medley Capital Corporation’s (the Company) internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (1992 framework) (the “COSO criteria”). Medley Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in Item 9A of Form 10-K, Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Medley Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of September 30, 2013, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, as of September 30, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows, for each of the three years in the period ended September 30, 2013, and our report dated December 9, 2013 expressed an unqualified opinion therein.

/s/ Ernst & Young LLP

New York, New York
December 9, 2013

Medley Capital Corporation

Consolidated Statements of Assets and Liabilities

	As of
	September 30, 2013	September 30, 2012
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $748,405,904 and $394,482,053, respectively)	$740,097,249	$393,741,357
Affiliated investments (amortized cost of $9,283,640 and $8,678,596, respectively)	9,139,377	8,208,006
Total investments at fair value	749,236,626	401,949,363
Cash and cash equivalents	8,557,899	4,893,616
Interest receivable	9,607,539	3,940,148
Deferred financing costs, net	8,523,291	4,651,724
Other assets	249,388	232,496
Deferred offering costs	218,681	103,671
Total assets	$776,393,424	$415,771,018
LIABILITIES
Revolving credit facility payable	$2,500,000	$15,000,000
Term loan payable	120,000,000	55,000,000
Notes payable	103,500,000	40,000,000
SBA debentures payable	30,000,000	—
Payable for investments purchased	54,013	10,212,300
Management and incentive fees payable, net	6,899,653	3,514,772
Accounts payable and accrued expenses	1,305,361	924,152
Administrator expenses payable	701,208	465,412
Deferred revenue	255,922	173,627
Interest and fees payable	1,155,524	1,048,205
Due to affiliate	82,083	13,246
Offering costs payable	105,205	80,073
Total liabilities	$266,558,969	$126,431,787
NET ASSETS
Common stock, par value $.001 per share, 100,000,000 common shares authorized, 40,152,904 and 23,110,242 common shares issued and outstanding, respectively	$40,153	$23,110
Capital in excess of par value	506,062,597	285,012,499
Accumulated undistributed net investment income	12,184,623	5,559,635
Accumulated net realized gain (loss) from investments	—	(44,727)
Net unrealized appreciation (depreciation) on investments	(8,452,918)	(1,211,286)
Total net assets	509,834,455	289,339,231
Total liabilities and net assets	$776,393,424	$415,771,018
NET ASSET VALUE PER SHARE	$12.70	$12.52

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Operations

	For the years ended September 30
	2013	2012	2011
INVESTMENT INCOME
Interest from investments
Non-controlled/Non-affiliated investments	$71,649,288	$35,376,190	$8,517,020
Affiliated investments	1,499,179	2,973,533	4,217,333
Total interest income	73,148,467	38,349,723	12,734,353
Interest from cash and cash equivalents	7,847	5,176	69,763
Other fee income (See note 9)	15,834,820	6,165,393	1,764,738
Total investment income	88,991,134	44,520,292	14,568,854
EXPENSES
Base management fees	10,917,857	5,521,293	2,678,806
Incentive fees	11,599,641	5,886,482	713,745
Interest and financing expenses	13,448,573	5,010,670	163,072
Administrator expenses	2,474,556	1,539,585	866,055
Professional fees	1,846,717	1,600,240	628,209
Directors fees	461,511	481,047	448,871
Insurance	376,942	465,212	287,326
General and administrative	1,315,855	510,961	130,570
Organizational expenses	150,916	—	92,226
Expenses before management fee waiver	42,592,568	21,015,490	6,008,880
Management fee waiver (see note 6)	—	(41,126)	(1,068,688)
Total expenses net of management fee waiver	42,592,568	20,974,364	4,940,192
Net investment income before excise taxes	46,398,566	23,545,928	9,628,662
Excise tax expense	—	(35,501)	—
NET INVESTMENT INCOME	46,398,566	23,510,427	9,628,662
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from investments	260,822	(44,727)	55,000
Net unrealized appreciation/(depreciation) on investments	(7,241,632)	(1,061,758)	(149,528)
Net gain/(loss) on investments	(6,980,810)	(1,106,485)	(94,528)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,417,756	$22,403,942	$9,534,134
WEIGHTED AVERAGE – BASIC AND DILUTED EARNINGS PER COMMON SHARE	$1.30	$1.25	$0.55
WEIGHTED AVERAGE – BASIC AND DILUTED NET INVESTMENT INCOME PER COMMON SHARE	$1.53	$1.31	$0.56
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING – BASIC AND DILUTED (SEE NOTE 11)	30,246,247	17,919,310	17,258,215
DIVIDENDS DECLARED PER COMMON SHARE	$1.45	$1.20	$0.37

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Changes in Net Assets

	For the years ended September 30
	2013	2012	2011
INCREASE FROM OPERATIONS:
Net investment income	$46,398,566	$23,510,427	$9,628,662
Net realized gain/(loss) from investments	260,822	(44,727)	55,000
Net unrealized appreciation/(depreciation) on investments	(7,241,632)	(1,061,758)	(149,528)
Net increase/(decrease) in net assets from operations	39,417,756	22,403,942	9,534,134
SHAREHOLDER DISTRIBUTIONS:
Distributions declared from net investment income	(42,882,132)	(22,799,562)	(6,408,573)
Distributions declared from realized gains	—	(55,000)	—
Net decrease in net assets from shareholder distributions	(42,882,132)	(22,854,562)	(6,408,573)
CAPITAL SHARE TRANSACTIONS:
Issuance of common stock, net of underwriting costs (16,887,534, 5,750,000 and 11,111,112 shares, respectively)	224,602,791	72,376,239	216,051,889
Offering costs	(643,191)	(239,084)	(1,432,704)
Net increase in net assets from common share transactions	223,959,600	72,137,155	214,619,185
Total increase/(decrease) in net assets	220,495,224	71,686,535	217,744,746
Net assets at beginning of year	289,339,231	217,652,696	(92,050)
Net assets at end of period including accumulated undistributed net investment income of $12,184,623, $5,559,635 and $3,220,089, respectively	$509,834,455	$289,339,231	$217,652,696
Net asset value per common share	$12.70	$12.52	$12.57
Common shares outstanding at end of year	40,152,904	23,110,242	17,320,468

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Statements of Cash Flows

	For the years ended September 30
	2013	2012	2011
Cash flows from operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$39,417,756	$22,403,942	$9,534,134
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED BY OPERATING ACTIVITIES:
Investment increases due to paid-in-kind interest	(9,964,734)	(3,810,495)	(1,727,763)
Net amortization of premium (discount) on investments	(689,892)	(118,114)	121,115
Amortization of deferred financing costs	1,477,860	658,029	66,405
Net realized (gain)/loss from investments	(260,822)	44,727	(55,000)
Net unrealized (appreciation)/depreciation on investments	7,241,632	1,061,758	149,528
Proceeds from sale and redemption of investments	192,942,793	83,557,875	2,055,000
Purchase of investments	(536,556,240)	(283,478,567)	(114,798,931)
(Increase)/decrease in operating assets:
Interest receivable	(5,667,391)	(2,260,410)	(1,679,738)
Other assets	(16,892)	549,510	(782,006)
Increase/(decrease) in operating liabilities:
Payable for investments purchased	(10,158,287)	10,212,300	—
Accounts payable and accrued expenses	381,209	297,891	626,261
Management and incentive fees payable, net	3,384,881	2,031,021	1,483,751
Administrator expenses payable	235,796	119,119	346,293
Interest and fees payable	107,319	1,046,538	1,667
Deferred revenue	82,295	154,979	18,648
Due to affiliate	68,837	13,246	—
Accrued organizational costs	—	—	(92,000)
NET CASH USED BY OPERATING ACTIVITIES	(317,973,880)	(167,516,651)	(104,732,636)
Cash flows from financing activities
Proceeds/(repayment) of contributed loan	—	—	(50,000)
Proceeds from issuance of common stock, net of underwriting costs	224,602,791	72,376,239	131,101,393
Offering cost paid	(733,069)	(262,683)	(1,397,944)
Borrowings on debt	343,700,000	229,400,000	—
Paydowns on debt	(197,700,000)	(119,400,000)	—
Financing cost paid	(5,349,427)	(4,050,370)	(1,325,787)
Payments of cash dividends	(42,882,132)	(22,854,562)	(6,408,573)
NET CASH PROVIDED BY FINANCING ACTIVITIES	321,638,163	155,208,624	121,919,089
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	3,664,283	(12,308,027)	17,186,453
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	4,893,616	17,201,643	15,190
CASH AND CASH EQUIVALENTS, END OF YEAR	$8,557,899	$4,893,616	$17,201,643
Supplemental Information:
Interest paid during the year	$12,571,820	$3,292,585	$95,000
Excise tax paid during the year	$—	$35,501	$—
Supplemental non-cash information
Paid-in-kind interest income	$9,125,274	$3,810,495	$1,727,763
Net amortization of premium (discount) on investments	$689,892	$118,114	$(121,115)
Amortization of deferred financing costs	$(1,477,860)	$(658,029)	$(66,405)
Issuance of 5,759,356 shares of common stock in connection with the formation transaction (See Note 1)	$—	$—	$84,950,496
Issuance of common stock in connection with dividend reinvestment plan	$2,109,891	$519,926	$—

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2013

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Non-Controlled/Non-Affiliated Investments:
Accupac, Inc.	Containers, Packaging and Glass	Senior Secured Second Lien Term Loan (12.29%)	11/10/2018	12,000,000	12,000,000	12,000,000	2.4%
				12,000,000	12,000,000	12,000,000
Aderant North America, Inc.	Electronics	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	6/20/2019	4,550,000	4,550,000	4,550,000	0.9%
				4,550,000	4,550,000	4,550,000
Alora Pharmaceuticals LLC(13)	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 1.00% LIBOR Floor)	9/13/2018	14,000,000	14,000,000	14,000,000	2.7%
				14,000,000	14,000,000	14,000,000
American Apparel, Inc.(8)	Retail Stores	Senior Secured Note (13.00%)	4/15/2020	13,000,000	12,626,748	13,259,927	2.6%
				13,000,000	12,626,748	13,259,927
American Gaming Systems LLC(13)	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.50% LIBOR Floor)	8/15/2016	10,750,000	10,750,000	10,848,660	2.1%
				10,750,000	10,750,000	10,848,660
Amerit Fleet Services, Inc.(12)	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/21/2016	8,906,159	8,906,159	8,870,534	1.7%
				8,906,159	8,906,159	8,870,534
ARBOC Specialty Vehicles LLC	Automobile	Senior Secured First Lien Term Loan (LIBOR + 12.50% Cash, 1.00% LIBOR Floor)	3/21/2018	24,687,500	24,687,500	24,647,996	4.8%
				24,687,500	24,687,500	24,647,996
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2014	15,807,836	15,807,836	15,863,600	3.1%
				15,807,836	15,807,836	15,863,600
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,292	6,573,846	6,680,885	1.3%
		Fee Note (14.88%)(6)	6/30/2016	250,000	170,717	170,717	0.0%
		Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	594,346	0.1%
				6,919,292	6,769,563	7,445,948
Brantley Transportation LLC(13)	Oil and Gas	Senior Secured First Lien Term Loan (12.00%)	8/2/2017	10,162,500	10,346,975	10,162,500	2.0%
				10,162,500	10,346,975	10,162,500
Calloway Laboratories, Inc.	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (12.00% PIK)	9/30/2014	24,869,263	24,388,179	19,666,360	3.9%

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
		Warrants to purchase 15.00% of the outstanding equity	9/30/2014	—	68,433	—	0.0%
				24,869,263	24,456,612	19,666,360
Caregiver Services, Inc.	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan (12.45% Cash, 2.00% PIK)	12/29/2017	15,361,486	15,361,486	15,361,486	3.0%
				15,361,486	15,361,486	15,361,486
Cenegenics LLC(13)	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan (10.00% Cash, 2.25% PIK)	12/20/2017	19,414,099	19,414,099	19,899,452	3.9%
				19,414,099	19,414,099	19,899,452
Dispensing Dynamics International(8)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Note (12.50%)	1/1/2018	4,800,000	4,714,770	4,825,840	0.9%
				4,800,000	4,714,770	4,825,840
DLR Restaurants LLC(10)(13)	Restaurant & Franchise	Senior Secured First Lien Term Loan (11.00% Cash, 2.50% PIK)	4/18/2018	9,683,644	9,683,644	9,683,644	1.9%
		Unsecured Debt (12.00% Cash, 4.00% PIK)	4/18/2018	254,645	254,645	254,645	0.0%
				9,938,289	9,938,289	9,938,289
DreamFinders Homes LLC(10)	Buildings and Real Estate	Senior Secured First Lien Term Loan A (LIBOR + 10.00% Cash)	4/30/2014	10,000,000	10,000,000	10,000,000	2.0%
		Senior Secured First Lien Term Loan B (LIBOR + 14.50% Cash)	9/13/2018	7,277,199	7,098,472	7,098,472	1.4%
		Warrants to purchase 5% of outstanding equity	9/13/2018	—	180,000	180,000	0.0%
				17,277,199	17,278,472	17,278,472
Exide Technologies(9)	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Note (8.63%)	2/1/2018	11,000,000	9,006,908	8,002,435	1.6%
				11,000,000	9,006,908	8,002,435
FC Operating LLC	Retail Stores	Senior Secured First Lien Term Loan (LIBOR + 10.75% Cash, 1.25% LIBOR Floor)	11/14/2017	10,925,000	10,925,000	10,860,657	2.1%
				10,925,000	10,925,000	10,860,657
Geneva Wood Fuels LLC(4)(11)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (4.50% Cash, 10.50% PIK)	12/31/2014	8,199,184	8,143,385	4,090,000	0.8%
				8,199,184	8,143,385	4,090,000

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Harrison Gypsum LLC(13)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured First Lien Term Loan (LIBOR + 8.50% Cash, 0.50% PIK, 1.50% LIBOR Floor)	12/21/2017	23,885,299	23,885,299	23,885,299	4.7%
				23,885,299	23,885,299	23,885,299
HD Vest, Inc.	Finance	Senior Secured Second Lien Term Loan (LIBOR + 8.00% Cash, 1.25% LIBOR Floor)	6/18/2019	8,750,000	8,750,000	8,750,000	1.7%
				8,750,000	8,750,000	8,750,000
Help/Systems LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.00% LIBOR Floor)	6/28/2020	15,000,000	15,000,000	15,000,000	3.0%
				15,000,000	15,000,000	15,000,000
HGDS Acquisition LLC	Business Services	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.50% PIK)	3/28/2018	13,066,264	13,066,264	13,000,932	2.6%
				13,066,264	13,066,264	13,000,932
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	1/3/2019	6,000,000	6,000,000	5,951,856	1.2%
		Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.25% LIBOR Floor)	1/3/2019	2,000,000	1,983,005	1,926,637	0.4%
				8,000,000	7,983,005	7,878,493
Ingenio Acquisition LLC	Personal, Food and Miscellaneous Services	Senior Secured First Lien Term Loan (12.75%)	5/9/2018	25,000,000	25,000,000	25,000,000	4.9%
				25,000,000	25,000,000	25,000,000
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	7,724,138	7,724,138	7,748,867	1.5%
				7,724,138	7,724,138	7,748,867
Integra Telecom	Telecommunications	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)	2/22/2020	12,132,000	12,158,115	12,329,145	2.4%
				12,132,000	12,158,115	12,329,145
Interface Security Systems(8)	Electronics	Senior Secured Note (9.25%)	1/15/2018	3,333,000	3,333,000	3,427,030	0.7%
				3,333,000	3,333,000	3,427,030
JD Norman Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured Second Lien Term Loan (13.50%)	1/28/2019	12,500,000	12,500,000	12,500,000	2.5%
				12,500,000	12,500,000	12,500,000
Lexmark Carpet Mills, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.00% LIBOR Floor, 2.50% LIBOR Cap)	9/30/2018	31,000,000	31,000,000	31,000,000	6.1%
				31,000,000	31,000,000	31,000,000

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Linc Energy Finance (USA), Inc.(8)	Oil and Gas	Senior Secured Note (12.50%)	10/31/2017	3,500,000	3,392,153	3,823,750	0.7%
				3,500,000	3,392,153	3,823,750
Lydell Jewelry Design Studio LLC(10)(13)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 10.50%, 1.50% LIBOR Floor)	9/13/2018	13,072,000	13,072,000	13,072,000	2.6%
		Revolver (LIBOR + 10.50%, 1.50% LIBOR Floor)	9/13/2018	2,250,000	2,250,000	2,250,000	0.4%
		Warrants to purchase 17.5% of the outstanding memebership units	9/13/2018	—	—	—	0.0%
				15,322,000	15,322,000	15,322,000
Meridian Behavioral Health LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan A (14.00%)	11/14/2016	10,289,141	9,902,304	10,289,141	2.0%
		Senior Secured First Lien Term Loan B (14.00%)	11/14/2016	3,750,000	3,750,000	3,750,000	0.7%
		Warrants to purchase 8% of the outstanding equity	11/14/2016	—	536,296	1,071,347	0.2%
				14,039,141	14,188,600	15,110,488
Modern VideoFilm, Inc.	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 3.00% PIK, 1.50% LIBOR Floor)	9/25/2017	11,868,109	11,583,071	9,791,187	1.9%
		Warrants to purchase 4.5% of the outstanding equity	9/25/2017	—	339,573	—	0.0%
				11,868,109	11,922,644	9,791,187
NCM Demolition and Remediation LP	Buildings and Real Estate	Senior Secured First Lien Term Loan (LIBOR + 11.50%, 1.00% LIBOR Floor)	8/29/2018	19,291,000	19,291,000	19,291,000	3.8%
				19,291,000	19,291,000	19,291,000
Physicians Care Alliance LLC(10)(13)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (10.00% Cash, 1.00% PIK)	12/28/2017	15,854,027	15,854,027	15,900,559	3.1%
		Revolving Credit Facility (10.50%)(7)	12/28/2017	—	—	—	0.0%
				15,854,027	15,854,027	15,900,559
Prestige Industries LLC	Business Services	Senior Secured Second Lien Term Loan (10.00% Cash, 3.00% PIK)	1/31/2017	6,029,795	5,914,778	5,506,459	1.1%
		Warrants to purchase 0.63% of the outstanding common units	1/31/2017	—	151,855	—	0.0%
				6,029,795	6,066,633	5,506,459
Prince Mineral Holdings Corp.(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (11.50%)	12/15/2019	6,800,000	6,726,424	7,242,000	1.4%
				6,800,000	6,726,424	7,242,000

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan ( LIBOR + 11.00% Cash, 0.50% PIK, 1.50% LIBOR Floor)	9/23/2015	25,474,725	25,474,725	25,336,272	5.0%
				25,474,725	25,474,725	25,336,272
Red Skye Wireless LLC(10)	Retail Stores	Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 2.00% PIK, 1.00% LIBOR Floor)	6/27/2017	15,080,145	15,080,145	15,075,802	3.0%
				15,080,145	15,080,145	15,075,802
Reddy Ice Corporation	Beverage, Food and Tobacco	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.25% LIBOR Floor)	10/1/2019	17,000,000	17,000,000	16,863,027	3.3%
				17,000,000	17,000,000	16,863,027
Revstone Aero LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.00% PIK)	11/1/2013	13,203,903	13,051,823	13,203,780	2.6%
		Fee Note	11/1/2013	500,000	274,147	500,000	0.1%
				13,703,903	13,325,970	13,703,780
SESAC HOLDCO II	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 8.75%, 1.25% LIBOR Floor)	7/12/2019	3,500,000	3,494,828	3,561,527	0.7%
				3,500,000	3,494,828	3,561,527
Sizzling Platter LLC(8)	Restaurant & Franchise	Senior Secured Note (12.25%)	4/15/2016	10,867,000	11,066,638	11,500,444	2.3%
				10,867,000	11,066,638	11,500,444
Taylored Freight Services LLC	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 2.00% PIK, 1.50% LIBOR Floor)	11/1/2017	14,239,039	14,239,039	13,992,136	2.8%
				14,239,039	14,239,039	13,992,136
Tempel Steel Company(8)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (12.00%)	8/15/2016	12,000,000	11,828,051	11,616,000	2.3%
				12,000,000	11,828,051	11,616,000
Tenere Acquisition Corp.(10)	Diversified/ Conglomerate Manufacturing	Senior Secured First Lien Term Loan (11.00% Cash, 2.00% PIK)	12/15/2017	10,909,333	10,909,333	11,107,612	2.2%
				10,909,333	10,909,333	11,107,612
The Great Atlantic & Pacific Tea Company, Inc.	Grocery	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 2.00% LIBOR Floor)	3/13/2017	7,874,921	7,874,921	7,968,817	1.6%
				7,874,921	7,874,921	7,968,817
Travelclick, Inc.	Hotels, Motels, Inns and Gaming	Senior Secured Second Lien Term Loan (LIBOR + 8.50% Cash, 1.25% LIBOR Floor)	3/26/2018	15,000,000	15,000,000	15,169,312	3.0%
				15,000,000	15,000,000	15,169,312
U.S. Well Services LLC(9)	Oil and Gas	Senior Secured Note (14.50%)	2/15/2017	21,558,808	21,430,696	21,564,270	4.2%

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
		Warrants to purchase 3.48% of the outstanding common membership interests	2/15/2017	—	11,370	436,137	0.1%
				21,558,808	21,442,066	22,000,407
United Restaurant Group L.P.	Restaurant & Franchise	Senior Secured Second Lien Term Loan (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,832,789	10,832,789	10,809,818	2.1%
				10,832,789	10,832,789	10,809,818
United Road Towing Inc.(13)	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (10.00% Cash, 5.00% PIK)	6/30/2014	21,016,117	20,653,191	19,937,991	3.9%
				21,016,117	20,653,191	19,937,991
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan (15.00%)	3/31/2014	8,300,000	8,331,636	8,290,332	1.6%
				8,300,000	8,331,636	8,290,332
Water Capital USA, Inc.	Finance	Senior Secured First Lien Term Loan (7.00% Cash, 7.00% PIK)	1/3/2015	25,141,230	25,141,230	25,141,230	4.9%
				25,141,230	25,141,230	25,141,230
Westport Axle Corp.(13)	Automobile	Senior Secured First Lien Term Loan (11.50% Cash, 1.50% PIK)	11/17/2018	19,084,847	19,084,847	19,084,847	3.7%
				19,084,847	19,084,847	19,084,847
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan (LIBOR + 9.75% Cash, 1.50% LIBOR Floor)	9/30/2014	4,848,049	4,779,391	4,858,530	1.0%
				4,848,049	4,779,391	4,858,530
Subtotal Non-Controlled/ Non-Affiliated Investments				$752,093,486	$748,405,904	$740,097,249
Affiliated Investments:
Cymax Stores, Inc.(9)	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (10.00% Cash, 5.00% PIK)	8/1/2015	9,006,620	8,605,486	8,466,223	1.7%
		190 Class B Common Units(5)		—	678,154	673,154	0.1%
Subtotal Affiliated Investments				$9,006,620	$9,283,640	$9,139,377
Total Investments, September 30, 2013				$761,100,106	$757,689,544	$749,236,626	147.0%

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada and denominated in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $509,834,455 as of September 30, 2013.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(6)	Fee note is a zero coupon note, due at the earlier of prepayment or maturity and stated interest rate represents an effective interest rate.

See accompanying notes to consolidated financial statements.

(7)	The entire commitment was unfunded at September 30, 2013. As such, no interest is being earned on this investment.
(8)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent $55.7 million and 10.9% of net assets as of September 30, 2013 and are considered restricted.
(9)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended.
(10)	The investment has an unfunded commitment as of September 30, 2013 (See note 8).
(11)	The investment was on PIK non-accrual status as of September 30, 2013.
(12)	Investment changed its name from Kelley Amerit Holdings, Inc. during FY 2013.
(13)	A portion of this investment was sold via a participation agreement (See note 3).

See accompanying notes to consolidated financial statements.

Medley Capital Corporation

Consolidated Schedule of Investments
September 30, 2012(10)

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Non-Controlled/Non-Affiliated Investments:
American Gaming Systems LLC(8)(9)	Hotels, Motels, Inns and Gaming	Senior Secured First Lien Term Loan (LIBOR + 10.00%, 1.50% LIBOR Floor)	8/15/2016	$9,509,615	$9,509,615	$9,509,615	3.3%
				9,509,615	9,509,615	9,509,615
Atkore International, Inc.(7)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (9.88%)	1/1/2018	5,000,000	4,825,086	4,875,000	1.7%
				5,000,000	4,825,086	4,875,000
Aurora Flight Sciences Corporation	Aerospace & Defense	Senior Secured Second Lien Term Loan (11.25% Cash, 2.00% PIK)	3/16/2014	15,490,782	15,490,782	15,490,782	5.3%
				15,490,782	15,490,782	15,490,782
BayDelta Maritime LLC	Cargo Transport	Senior Secured First Lien Term Loan (11.25% Cash, 2.50% Deferred)	6/30/2016	6,669,293	6,547,553	6,669,293	2.3%
		Fee Note (14.88%)(6)	6/30/2016	250,000	148,611	148,611	0.1%
		Warrants to purchase 10% of the outstanding equity	6/30/2016	—	25,000	216,387	0.1%
				6,919,293	6,721,164	7,034,291
Bennu Glass, Inc.	Containers, Packaging and Glass	Senior Secured First Lien Term Loan (15.00%)	4/30/2013	10,000,000	10,062,296	10,000,000	3.4%
				10,000,000	10,062,296	10,000,000
Brantley Transportation LLC(9)	Oil and Gas	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 2.50% PIK, 1.50% LIBOR Floor)	8/2/2017	10,920,360	10,920,360	10,920,360	3.8%
				10,920,360	10,920,360	10,920,360
Calloway Laboratories, Inc.(8)	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (10.00% Cash, 2.00% PIK)	9/30/2014	20,041,029	19,973,752	19,743,006	6.8%
		Warrants to purchase 2.4% of the outstanding equity	9/30/2014	—	68,433	68,433	0.0%
				20,041,029	20,042,185	19,811,439
Caregiver Services, Inc.	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan (12.45% Cash, 2.00% PIK)	12/29/2017	15,053,384	15,053,384	15,053,384	5.2%
				15,053,384	15,053,384	15,053,384
Exide Technologies(7)	Machinery (Nonagriculture, Nonconstruction, Nonelectric)	Senior Secured Note (8.63%)	2/1/2018	10,000,000	8,669,210	8,662,500	3.0%
				10,000,000	8,669,210	8,662,500
Flexera Software LLC	Electronics	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.25% LIBOR Floor)	9/30/2017	3,920,000	3,920,000	3,920,000	1.3%

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
		Senior Secured Second Lien Term Loan (LIBOR + 9.75%, 1.25% LIBOR Floor)	9/30/2018	6,000,000	6,000,000	5,819,983	2.0%
				9,920,000	9,920,000	9,739,983
Geneva Wood Fuels LLC(4)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured First Lien Term Loan (LIBOR + 13.00%, 2.50% LIBOR Floor)	12/31/2012	7,500,000	7,500,000	6,937,502	2.4%
				7,500,000	7,500,000	6,937,502
Gulf Coast Asphalt Company, Inc.(7)(8)	Oil and Gas	Senior Secured Second Lien Term Loan (LIBOR + 11.00% Cash, 1.00% LIBOR Floor, 3.50% PIK)	6/14/2017	11,180,191	11,180,191	11,180,191	3.9%
				11,180,191	11,180,191	11,180,191
Hilex Poly Co.	Chemicals, Plastics and Rubber	Senior Secured First Lien Term Loan (LIBOR + 9.25%, 2.00% LIBOR Floor)	11/19/2015	1,533,848	1,533,848	1,533,848	0.5%
				1,533,848	1,533,848	1,533,848
Hoffmaster Group, Inc.	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan (LIBOR + 9.50% Cash, 1.50% LIBOR Floor)	1/3/2019	6,000,000	6,000,000	5,935,052	2.0%
		Senior Secured Second Lien Term Loan (LIBOR + 9.00% Cash, 1.25% LIBOR Floor)	1/3/2019	2,000,000	1,980,714	1,913,402	0.7%
				8,000,000	7,980,714	7,848,454
Insight Pharmaceuticals LLC	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (LIBOR + 11.75%, 1.50% LIBOR Floor)	8/25/2017	10,000,000	10,000,000	10,000,000	3.4%
				10,000,000	10,000,000	10,000,000
Integra Telecom, Inc.(7)	Telecommunications	Senior Secured Note (10.75%)	4/15/2016	7,250,000	7,113,784	7,113,784	2.5%
				7,250,000	7,113,784	7,113,784
Kelley Amerit Holdings, Inc.	Business Services	Senior Secured Second Lien Term Loan (LIBOR + 9.70% Cash, 1.00% LIBOR Floor, 1.50% PIK)	12/22/2016	9,242,940	9,242,940	9,242,940	3.2%
				9,242,940	9,242,940	9,242,940
Meridian Behavioral Health LLC(8)	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan A (12.00% Cash, 2.00% PIK)	11/14/2016	6,107,870	5,635,807	6,199,931	2.1%
		Senior Secured First Lien Term Loan B (12.00%)	11/14/2016	3,000,000	3,000,000	2,830,434	1.0%
		Warrants to purchase 8% of the outstanding membership units	11/14/2016	—	536,296	786,118	0.3%
				9,107,870	9,172,103	9,816,483

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Modern VideoFilm, Inc.(7)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan (LIBOR + 9.00% Cash, 3.00% PIK, 1.50% LIBOR Floor)	9/25/2017	16,000,000	15,522,547	15,522,547	5.4%
		Warrants to purchase 5% of the outstanding equity	9/25/2017	—	480,000	480,000	0.2%
				16,000,000	16,002,547	16,002,547
Prestige Industries LLC(8)	Business Services	Senior Secured Second Lien Term Loan (10.00% Cash, 3.00% PIK)	1/31/2017	5,849,374	5,709,063	5,537,365	1.9%
		Warrants to purchase 3.04% of the outstanding common units	1/31/2017	—	151,855	119,406	0.0%
				5,849,374	5,860,918	5,656,771
RCS Management Corporation & Specialized Medical Services, Inc.	Diversified/ Conglomerate Service	Senior Secured Second Lien Term Loan ( LIBOR + 11.00% Cash, 1.50% LIBOR Floor, 0.50% PIK)	9/23/2015	19,346,687	19,346,687	19,346,687	6.7%
				19,346,687	19,346,687	19,346,687
Renaissance Learning LLC	Healthcare, Education and Childcare	Senior Secured First Lien Term Loan (LIBOR + 6.25%, 1.50% LIBOR Floor)	10/19/2017	2,970,000	2,865,919	2,865,919	1.0%
		Senior Secured Second Lien Term Loan (LIBOR + 10.50%, 1.50% LIBOR Floor)	10/19/2018	2,000,000	1,927,002	1,927,002	0.7%
				4,970,000	4,792,921	4,792,921
Revstone Aero LLC	Aerospace & Defense	Senior Secured First Lien Term Loan (LIBOR + 12.00% Cash, 3.00% PIK)	6/30/2017	15,117,806	14,901,459	14,901,459	5.2%
		Fee Note (17.38%)(6)	6/30/2017	500,000	233,561	233,561	0.1%
				15,617,806	15,135,020	15,135,020
Santa Cruz Nutritional(7)	Personal and Nondurable Consumer Products (Manufacturing Only)	Senior Secured Second Lien Term Loan (14.50%)	5/25/2015	15,000,000	15,000,000	15,000,000	5.2%
				15,000,000	15,000,000	15,000,000
Sequel Youth and Family Services LLC	Healthcare, Education and Childcare	Senior Secured Second Lien Term Loan (14.00%)	12/23/2014	10,500,000	10,500,000	10,500,000	3.6%
				10,500,000	10,500,000	10,500,000
Sizzling Platter LLC(7)	Restaurant & Franchise	Senior Secured Note (12.25%)	4/15/2016	3,630,000	3,529,636	3,757,050	1.3%
				3,630,000	3,529,636	3,757,050
Strike Holdings LLC(9)	Leisure, Amusement, Motion Pictures, Entertainment	Senior Secured First Lien Term Loan (LIBOR + 10.00% Cash, 2.00% PIK, 1.00% LIBOR Floor)	8/31/2017	15,777,126	15,777,126	15,777,126	5.4%
				15,777,126	15,777,126	15,777,126

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Tempel Steel Company(7)	Mining, Steel, Iron and Nonprecious Metals	Senior Secured Note (12.00%)	8/15/2016	12,000,000	11,781,691	11,879,995	4.1%
				12,000,000	11,781,691	11,879,995
The Great Atlantic & Pacific Tea Company, Inc.(7)	Grocery	Senior Secured First Lien Term Loan (LIBOR + 9.00%, 2.00% LIBOR Floor)	3/13/2017	7,960,000	7,960,000	7,960,000	2.8%
				7,960,000	7,960,000	7,960,000
Tower International, Inc.(7)	Automobile	Senior Secured Note (10.63%)	9/1/2017	6,101,000	6,216,917	6,216,916	2.1%
				6,101,000	6,216,917	6,216,916
U.S. Well Services LLC(7)	Oil and Gas	Senior Secured Note (14.50% PIK until 8/15/12, 14.50% cash therafter)	2/15/2017	13,393,941	13,244,727	13,244,727	4.6%
		Warrants to purchase 2.29% of the outstanding common membership interests	2/15/2017	—	10,697	—	0.0%
				13,393,941	13,255,424	13,244,727
United Restaurant Group L.P.	Restaurant & Franchise	Senior Secured Second Lien Term Loan (LIBOR + 11.50% Cash, 3.50% PIK)	12/31/2016	10,455,664	10,455,664	10,246,510	3.5%
				10,455,664	10,455,664	10,246,510
United Road Towing Inc.	Personal, Food and Miscellaneous Services	Senior Secured Second Lien Term Loan (11.50% Cash, 3.50% PIK)	10/21/2016	15,421,293	15,421,293	14,997,196	5.2%
				15,421,293	15,421,293	14,997,196
Velum Global Credit Management LLC	Finance	Senior Secured First Lien Term Loan (15.00%)	3/31/2014	10,000,000	10,106,822	10,000,000	3.5%
				10,000,000	10,106,822	10,000,000
Water Capital USA, Inc.(7)	Finance	Senior Secured First Lien Term Loan (7.00% Cash, 7.00% PIK)	1/3/2013	23,437,803	23,437,803	23,437,803	8.1%
				23,437,803	23,437,803	23,437,803
Welocalize, Inc.(7)(8)	Business Services	Senior Secured First Lien Term Loan A (LIBOR + 8.00%, 2.00% LIBOR Floor)	11/19/2015	4,716,740	4,716,740	4,716,740	1.6%
		Senior Secured First Lien Term Loan B (LIBOR + 9.00%, 2.00% LIBOR Floor, 1.25% PIK)	11/19/2015	5,478,728	5,478,728	5,478,728	1.9%
				10,195,468	10,195,468	10,195,468
YRCW Receivables LLC	Cargo Transport	Senior Secured Second Lien Term Loan (LIBOR + 9.75%, 1.50% LIBOR Floor)	9/30/2014	4,897,519	4,768,454	4,824,064	1.7%
				4,897,519	4,768,454	4,824,064
Subtotal Non-Controlled/ Non-Affiliated Investments				$397,222,993	$394,482,053	$393,741,357

See accompanying notes to consolidated financial statements.

Company(1)	Industry	Type of Investment	Maturity	Par Amount(2)	Cost	Fair Value	% of Net Assets(3)
Affiliated Investments:
Cymax Stores, Inc.	Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured First Lien Term Loan (10.00% Cash, 5.00% PIK)	8/1/2015	8,562,329	8,000,442	7,534,852	2.6%
		190 Class B Common Units(5)		—	678,154	673,154	0.2%
Subtotal Affiliated Investments				$8,562,329	$8,678,596	$8,208,006
Total Investments, September 30, 2012				$405,785,322	$403,160,649	$401,949,363	138.9%

(1)	All of our investments are domiciled in the United States except for Cymax Stores, Inc. which is domiciled in Canada and denominated in USD.
(2)	Par amount includes accumulated PIK interest and is net of repayments.
(3)	Percentage is based on net assets of $289,339,231 as of September 30, 2012.
(4)	Investment is held via participation agreements with affiliated entities (See note 7).
(5)	190 Class B Common Units represent 19% ownership of Cymax Stores, Inc.
(6)	Fee note is a zero coupon note, due at the earlier of prepayment or maturity and stated interest rate represents an effective interest rate.
(7)	An affiliated fund that is managed by an affiliate of MCC Advisors LLC also holds an investment in this security.
(8)	The investment has an unfunded commitment as of September 30, 2012 (See note 8).
(9)	A portion of this investment was sold via a participation agreement (See note 3).
(10)	The September 30, 2012 presentation has been revised to conform to the current period presentation.

See accompanying notes to consolidated financial statements.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 1. Organization

Medley Capital Corporation (the “Company”, “we” and “us”) is a non-diversified closed end management investment company incorporated in Delaware that has elected to be treated and is regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We completed our initial public offering (“IPO”) and commenced operations on January 20, 2011. The Company has elected and qualified to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We are externally managed and advised by our investment adviser, MCC Advisors LLC (“MCC Advisors”) a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), pursuant to an investment management agreement.

Medley Capital BDC LLC (the “LLC”), a Delaware limited liability company, was formed on April 23, 2010. On January 18, 2011, the LLC, in accordance with Delaware law, converted into Medley Capital Corporation, a Delaware corporation, and on January 20, 2011, the Company filed an election to be regulated as a BDC under the 1940 Act.

On January 20, 2011, the Company consummated its IPO, sold 11,111,112 shares of common stock at $12.00 per share and commenced its operations and investment activities. On February 24, 2011, an additional 450,000 shares of common stock were issued at a price of $12.00 per share pursuant to the partial exercise of the underwriters’ over-allotment option. Net of underwriting fees and offering costs, the Company received total cash proceeds of approximately $129.6 million.

On January 20, 2011, the Company’s shares began trading on the New York Stock Exchange (“NYSE”) under the symbol “MCC”.

Prior to the consummation of our IPO, Medley Opportunity Fund LP (“MOF LP”), a Delaware limited partnership, and Medley Opportunity Fund, Ltd. (“MOF LTD”), a Cayman Islands exempted limited liability company, which are managed by an affiliate of MCC Advisors, transferred all of their respective interests in six loan participations in secured loans to middle market companies with a combined fair value, plus payment-in-kind interest and accrued interest thereon, of approximately $84.95 million (the “Loan Assets”) to MOF I BDC LLC (“MOF I BDC”), a Delaware limited liability company, in exchange for membership interests in MOF I BDC. As a result, MOF LTD owned approximately 90% of the outstanding MOF I BDC membership interests and MOF LP owned approximately 10% of the outstanding MOF I BDC membership interests.

On January 18, 2011, each of MOF LTD and MOF LP contributed their respective MOF I BDC membership interests to the LLC in exchange for LLC membership interests. As a result, MOF I BDC became a wholly-owned subsidiary of the LLC. As a result of the LLC’s conversion noted above, MOF LTD and MOF LP’s LLC membership interests were exchanged for 5,759,356 shares of the Company’s common stock at $14.75 per share.

On March 26, 2013, our wholly-owned subsidiary, Medley SBIC LP (“SBIC LP”), a Delaware limited partnership, received a license from Small Business Administration (“SBA”) to operate as a Small Business Investment Company (“SBIC”) under Section 301(c) of the Small Business Investment Company Act of 1958.

On August 27, 2013 we formed a wholly-owned subsidiary, MCC Investment Holdings LLC, a Delaware limited liability company, which holds certain of our portfolio equity investments.

The Company’s investment objective is to generate current income and capital appreciation by lending directly and indirectly to privately-held small and middle market companies to help these companies fund acquisitions, growth or refinancing. The portfolio will generally consist of senior secured first lien loans and senior secured second lien loans. In many of our investments, we will receive warrants or other equity participation features which we believe will increase the total investment returns.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and include the accounts of the Company and its wholly-owned subsidiaries, MOF I BDC, SBIC LP and MCC Investment Holdings LLC. All references made to the “Company,” “we,” and “us” herein include Medley Capital Corporation and its consolidated subsidiaries, except as stated otherwise. Additionally, the accompanying consolidated financial statements of the Company and related financial information have been prepared pursuant to the requirements for reporting on Form 10-K and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents

The Company considers cash equivalents to be highly liquid investments with original maturities of three months or less. Cash and cash equivalents include deposits in a money market account. The Company deposits its cash in a financial institution and, at times, such balance may be in excess of the Federal Deposit Insurance Corporation insurance limits.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Organizational Expenses

Organizational expenses consist principally of legal and accounting fees incurred in connection with the organization of the Company and have been expensed as incurred. For the year ended September 30, 2013, organizational expenses incurred related to the launch of SBIC, LP.

Offerings

On December 3, 2012, we completed a public offering of 5,000,000 shares of our common stock at a public offering price of $13.75 per share, raising approximately $66.0 million in net proceeds. On December 19, 2012, we sold an additional 495,263 shares of our common stock at a public offering price of $13.75 per share, raising approximately $6.5 million in net proceeds, pursuant to the underwriters’ partial exercise of the over-allotment option.

On April 12, 2013, we completed a public offering of 4,000,000 shares of our common stock and an additional 492,271 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $14.70 per share, raising approximately $63.4 million in net proceeds.

On September 9, 2013, we completed a public offering of 6,000,000 shares of our common stock and an additional 900,000 shares of our common stock pursuant to the underwriters’ partial exercise of the over-allotment option at a public offering price of $13.00 per share, raising approximately $86.6 million in net proceeds.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the public offering and sale of the Company’s common stock, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

Deferred Financing Costs

Financing costs, incurred in connection with our credit facilities, unsecured notes and SBA debentures are deferred and amortized over the life of the respective facility.

Indemnification

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

Revenue Recognition

Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis.

Origination/closing, amendment and transaction break-up fees associated with investments in portfolio companies are recognized as income when we become entitled to such fees. Other fees are capitalized as deferred revenue and recorded into income over the respective period. Other fee income for the years ended September 30, 2013, 2012 and 2011 was approximately $15.8 million, $6.2 million, and $1.8 million, respectively.

Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.

Administrative agent fees received by the Company are recorded as income when the services are rendered.

The Company holds debt investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on the accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended September 30, 2013, 2012 and 2011, the Company earned approximately $9.1 million, $3.8 million and $1.7 million in PIK interest, respectively.

Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The Company reports changes in fair value of investments as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. At September 30, 2013, one portfolio company was on PIK non-accrual status with a fair value of

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

approximately $4.1 million, or 0.6% of the fair value of our portfolio. At September 30, 2012, we had no portfolio company on non-accrual status. At September 30, 2011, we had no portfolio company on non-accrual status.

Investment Classification

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, we would be deemed to “control” a portfolio company if we owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. We refer to such investments in portfolio companies that we “control” as “Control Investments.” Under the 1940 Act, we would be deemed to be an “Affiliated Person” of a portfolio company if we own between 5% and 25% of the portfolio company’s outstanding voting securities or we are under common control with such portfolio company. We refer to such investments in Affiliated Persons as “Affiliated Investments.”

Valuation of Investments

The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.

Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. We weight the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third party valuation firms. Because these investments are illiquid and because there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities using an expected recovery model. We may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.

We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

•	Our quarterly valuation process begins with each portfolio investment being initially valued by the investment professionals responsible for monitoring the portfolio investment;
•	Preliminary valuation conclusions are then documented and discussed with senior management; and
•	An independent valuation firm engaged by our board of directors prepares an independent valuation report for approximately one third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by independent valuation firms at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

In addition, all of our investments are subject to the following valuation process:

•	Management reviews preliminary valuations and their own independent assessment;
•	The audit committee of our board of directors reviews the preliminary valuations of senior management and independent valuation firms; and
•	Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of MCC Advisors, the respective independent valuation firms and the audit committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fair Value of Financial Instruments

The carrying amounts of certain of our financial instruments, including cash and cash equivalents, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of our long-term obligations are discussed in Note 5.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

The Company is subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned. For the calendar year ended December 31, 2011, the Company did not distribute at least 98% of its ordinary income and 98.2% of its capital gains and subsequently paid $35,501 in federal excise taxes. There is no provision for federal excise tax for 2013 accrued at September 30, 2013.

ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount, the Company must include in ICTI each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as 1) PIK interest income and 2) interest income from investments that have been classified as non-accrual for financial reporting purposes. Interest income on non-accrual investments is not recognized for financial reporting purposes, but generally is recognized in ICTI. Because any original issue discount or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended September 30, 2013, 2012 and 2011, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to the different tax treatment of the loss carried over from the LLC as follows:

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Capital in excess of par value	$(2,892,459)	$(1,628,680)	$(92,050)
Accumulated undistributed net investment income (loss)	3,108,554	1,683,680	92,050
Accumulated net realized gain (loss) from investments	$(216,095)	$(55,000)	$—

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended September 30, 2013, 2012 and 2011 were as follows:

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Ordinary income	$39,357,552	$21,015,643	6,408,573
Distributions of long-term capital gains	632,121	245,740	—
Return of capital	2,892,459	1,593,179	—
Distributions on a tax basis	$42,882,132	$22,854,562	6,408,573

For federal income tax purposes, the cost of investments owned at September 30, 2013, 2012 and 2011 were approximately $745.3 million, $397.5 million and $197.7 million, respectively.

At September 30, 2013, 2012 and 2011, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain fee income and organizational expenses, as follows:

	As of September 30, 2013	As of September 30, 2012	As of September 30, 2011
Undistributed net investment income	$—	$—	1,690,954
Accumulated capital gains (losses)	—	(44,727)	—
Other temporary differences	(219,528)	(81,466)	(87,615)
Unrealized appreciation (depreciation)	3,951,233	4,429,816	1,522,222
Components of distributable earnings at year end	$3,731,705	$4,303,623	3,125,561

Pursuant to Federal income tax regulations applicable to investment companies, the Company has elected to treat net capital losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. There were no material uncertain income tax positions at September 30, 2013. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company’s inception-to-date federal tax years remain subject to examination by the Internal Revenue Service.

Segments

The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements. See Note 3 for further information.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 2. Significant Accounting Policies  – (continued)

Company Investment Risk, Concentration of Credit Risk, and Liquidity Risk

MCC Advisors has broad discretion in making investments for the Company. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of the Company’s activities and the value of its investments. In addition, the value of the Company’s portfolio may fluctuate as the general level of interest rates fluctuate.

The value of the Company’s investments in loans may be detrimentally affected to the extent, among other things, that a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan, observable secondary or primary market yields for similar instruments issued by comparable companies increase materially or risk premiums required in the market between smaller companies, such as our borrowers, and those for which market yields are observable increase materially. MCC Advisors may attempt to minimize this risk by maintaining low loan-to-liquidation values with each loan and the collateral underlying the loan.

The Company’s assets may, at any time, include securities and other financial instruments or obligations that are illiquid or thinly traded, making purchase or sale of such securities and financial instruments at desired prices or in desired quantities difficult. Furthermore, the sale of any such investments may be possible only at substantial discounts, and it may be extremely difficult to value any such investments accurately.

Note 3. Investments

The composition of our investments as of September 30, 2013, as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$418,109	55.2	408,802	54.5
Senior Secured Second Lien Term Loans	253,210	33.4	251,963	33.6
Senior Secured Notes	84,125	11.1	85,262	11.4
Unsecured Debt	255	0.1	255	0.1
Equity/Warrants	1,991	0.2	2,955	0.4
Total	$757,690	100.0%	$749,237	100.0%

The composition of our investments as of September 30, 2012 as a percentage of our total portfolio, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Percentage	Investments at Fair Value	Percentage
Senior Secured First Lien Term Loans	$187,753	46.6%	$186,841	46.5%
Senior Secured Second Lien Term Loans	158,076	39.2	157,015	39.0
Senior Secured Notes	55,381	13.7	55,750	13.9
Equity/Warrants	1,951	0.5	2,343	0.6
Total	$403,161	100.0%	$401,949	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 3. Investments  – (continued)

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Personal, Food and Miscellaneous Services	$72,586	$9.7%
Healthcare, Education and Childcare	64,138	8.6
Business Services	59,932	8.0
Personal and Nondurable Consumer Products (Manufacturing Only)	48,017	6.4
Automobile	43,733	5.8
Mining, Steel, Iron and Nonprecious Metals	42,743	5.7
Finance	42,182	5.6
Home and Office Furnishings, Housewares, and Durable Consumer Products	40,139	5.4
Retail Stores	39,196	5.2
Buildings and Real Estate	36,570	4.9
Oil and Gas	35,987	4.8
Restaurant & Franchise	32,249	4.3
Aerospace & Defense	29,567	3.9
Hotels, Motels, Inns and Gaming	26,018	3.5
Diversified/Conglomerate Service	25,336	3.4
Diversified/Conglomerate Manufacturing	23,608	3.2
Beverage, Food and Tobacco	16,863	2.2
Telecommunications	12,329	1.6
Cargo Transport	12,305	1.6
Containers, Packaging and Glass	12,000	1.6
Leisure, Amusement, Motion Pictures, Entertainment	9,791	1.3
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	8,002	1.1
Electronics	7,977	1.1
Grocery	7,969	1.1
Total	$749,237	100.0%

The following table shows the portfolio composition by industry grouping at fair value at September 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage
Healthcare, Education and Childcare	$59,974	14.9%
Oil and Gas	35,345	8.8
Finance	33,438	8.3
Leisure, Amusement, Motion Pictures, Entertainment	31,780	7.9
Aerospace & Defense	30,626	7.6
Personal and Nondurable Consumer Products (Manufacturing Only)	29,786	7.4
Business Services	25,095	6.2
Personal, Food and Miscellaneous Services	24,997	6.2
Diversified/Conglomerate Service	19,347	4.8
Mining, Steel, Iron and Nonprecious Metals	16,755	4.2
Restaurant & Franchise	14,003	3.5

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 3. Investments  – (continued)

	Investments at Fair Value	Percentage
Cargo Transport	11,858	3.0
Containers, Packaging and Glass	10,000	2.5
Electronics	9,740	2.4
Hotels, Motels, Inns and Gaming	9,510	2.4
Machinery (Nonagriculture, Nonconstruction, Nonelectric)	8,662	2.2
Home and Office Furnishings, Housewares, and Durable Consumer Products	8,208	2.0
Grocery	7,960	2.0
Telecommunications	7,114	1.8
Automobile	6,217	1.5
Chemicals, Plastics and Rubber	1,534	0.4
Total	$401,949	100.0%

The Company invests in portfolio companies principally located in North America. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business. The following table shows the portfolio composition by geographic location at fair value at September 30, 2013 (dollars in thousands):

	Investments at Fair Value	Percentage
Midwest	$231,437	30.9%
West	182,195	24.3
Southeast	103,692	13.9
Southwest	101,386	13.5
Northeast	61,490	8.2
Mid-Atlantic	59,898	8.0
International	9,139	1.2
Total	$749,237	100.0%

The following table shows the portfolio composition by geographic location at fair value at September 30, 2012 (dollars in thousands):

	Investments at Fair Value	Percentage
Midwest	$119,473	29.7%
West	101,098	25.2
Mid-Atlantic	59,549	14.8
Northeast	42,526	10.6
Southeast	35,750	8.9
Southwest	35,345	8.8
International	8,208	2.0
Total	$401,949	100.0%

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 3. Investments  – (continued)

Transactions With Affiliated Companies

During the years ended September 30, 2013 and 2012, the Company had investments in portfolio companies designated as affiliates under the 1940 Act. Transactions with affiliates were as follows:

Name of Investment	Fair Value at September 30, 2012	Purchases (Sales) of/Advances (Distributions) to Affiliates	Transfers In/(Out) of Affiliates	Income Earned	Fair Value at September 30, 2013	Capital Loss
Non-Controlled Affiliates
Cymax Stores, Inc.	$8,208,006	$—	$—	$1,499,179	$9,139,377	$—
Total Non-Controlled Affiliates	$8,208,006	$—	$—	$1,499,179	$9,139,377	$—

Name of Investment	Fair Value at September 30, 2011	Purchase (Sales) of/Advances (Distributions) to Affiliates	Transfers In/(Out) of Affiliates	Income Earned	Fair Value at September 30, 2012	Capital Loss
Non-Controlled Affiliates
Cymax Stores, Inc.(1)	$—	$2,419,901	$6,782,696	$735,853	$8,208,006	$—
Allied Cash Holdings LLC(2)	20,000,000	—	(20,000,000)	1,191,205	—	—
Applied Natural Gas Fuels, Inc.(2)	15,663,762	—	(15,663,762)	698,588	—	—
Bennu Glass, Inc.(2)	10,157,220	—	(10,133,291)	347,887	—	—
Total Non-Controlled Affiliates	$45,820,982	$2,419,901	$(39,014,357)	$2,973,533	$8,208,006	$—

(1)	Became a non-controlled affiliate on January 30, 2012.
(2)	Became a non-controlled/non-affiliated investment on February 23, 2012.

Purchases (sales) of/advances (distributions) to affiliates are included in the purchases and sales presented on the consolidated statements of cash flows for the years ended September 30, 2013 and 2012, respectively. Transfers in/(out) of affiliates represents the fair value for the month an investment became or was removed as an affiliated investment. Income received from affiliates is included in total investment income on the consolidated statements of operations for the years ended September 30, 2013 and 2012, respectively.

Loan Participation Sales

During the years ended September 30, 2013 and 2012, the Company sold portions of eleven investments via participation agreements to a managed account, managed by an affiliate and non-affiliate of the Company, in an aggregate amount of approximately $56.5 million. At September 30, 2013 and 2012, the aggregate fair value of the loans sold on participation was $156.5 million and $36.2 million, respectively. Such investments where the Company has retained a proportionate interest are included in the consolidated schedule of investments. All of these investments are classified within Level 3 of the fair value hierarchy, as described as follows. During the years ended September 30, 2013 and 2012, the Company made interest and (principal) payments to the sub-participant in the aggregate amount of $9.9 million and $0.1 million, respectively, with respect to these investments. Under the terms of the participation agreements, the Company will make periodic payments to the sub-participant equal to the sub-participant's proportionate share of any principal and interest payments received by the Company from the underlying investee companies.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 4. Fair Value Measurements

The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•	Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.
•	Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the market or income approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and EBITDA multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 4. Fair Value Measurements  – (continued)

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2013 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	—	—	408,802	408,802
Senior Secured Second Lien Term Loans	—	—	251,963	251,963
Senior Secured Notes	—	8,003	77,259	85,262
Unsecured Debt	—	—	255	255
Equity/Warrants	—	—	2,955	2,955
Total	$—	$8,003	$741,234	$749,237

The following table presents the fair value measurements of our investments, by major class according to the fair value hierarchy, as of September 30, 2012 (dollars in thousands):

	Level 1	Level 2	Level 3	Total
Senior Secured First Lien Term Loans	$—	$—	$186,841	$186,841
Senior Secured Second Lien Term Loans	—	—	157,015	157,015
Senior Secured Notes	—	13,537	42,213	55,750
Equity/Warrants	—	—	2,343	2,343
Total	$—	$13,537	$388,412	$401,949

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the year ended September 30, 2013 (dollars in thousands):

	Senior Secured First Lien Term Loans	Senior Secured Second Lien Term Loans	Senior Secured Notes	Unsecured Debt	Equities/ Warrants	Total
Balance as of September 30, 2012	186,841	157,015	42,213	—	2,343	388,412
Purchases and other adjustments to cost	60,138	80,326	49,565	5	184	190,218
Issuance	289,366	63,217	—	250	—	352,833
Sales	(51,792)	—	(3,053)	—	(144)	(54,989)
Settlements	(67,504)	(48,443)	(14,075)	—	—	(130,022)
Net realized gains (losses) from investments	147	33	794	—	—	974
Net unrealized gains (losses)	(8,394)	(185)	1,815	—	572	(6,192)
Balance as of September 30, 2013	408,802	251,963	77,259	255	2,955	741,234

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 4. Fair Value Measurements  – (continued)

The following table provides a reconciliation of the beginning and ending balances for investments that use level 3 inputs for the year ended September 30, 2012 (dollars in thousands):

	Senior Secured First Lien Loans	Senior Secured Second Lien Loans	Senior Secured Notes	Equities/ Warrants	Total
Balance as of September 30, 2011	$107,255	$79,415	$11,832	$705	$199,207
Purchases and other adjustments to cost	18,674	14,229	33,478	11	66,392
Originations	120,641	84,971	—	1,909	207,521
Sales	(12,635)	(4,927)	—	—	(17,562)
Settlements	(46,567)	(16,059)	(3,370)	—	(65,996)
Net realized gains (losses) from investments	(117)	(39)	111	—	(45)
Net change in unrealized gains (losses)	(410)	(575)	162	(282)	(1,105)
Balance as of September 30, 2012	$186,841	$157,015	$42,213	$2,343	$388,412

Net change in unrealized loss related to investments still held as of September 30, 2013 and 2012, was approximately $8.9 million and $1.4 million, respectively.

Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

Sales represent net proceeds received from investments sold.

Settlements represent principal paydowns received.

No transfers between levels have occurred during the periods presented.

A review of the fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting level 3 of the fair value hierarchy are reported as transfers in/out of the level 3 category as of the beginning of the quarter in which the reclassifications occur.

The following table presents the quantitative information about level 3 fair value measurements of our investments, as of September 30, 2013 (dollars in thousands):

	Fair value	Valuation techniques	Unobservable input	Range (weighted average)
Senior Secured First Lien Term Loans	$404,041	Market approach	Market yield	10.0% – 50.6% (14.4%)
Senior Secured First Lien Term Loans	$4,090	Cost recovery	EV coverage	N/A
Senior Secured First Lien Term Loans – Fee Note	$671	Market approach	Market yield	0.0% – 14.9% (3.8%)
Senior Secured Second Lien Term Loans	$251,963	Market approach	Market yield	9.3% – 20.7% (12.6%)
Senior Secured Notes	$77,259	Market approach	Market yield	8.4% – 14.5% (12.2%)
Unsecured Debt	$255	Market approach	Market Yield	16.0%
Equity/Warrants	$2,955	Enterprise valuation analysis	EBITDA multiple(1)	0.2x – 6.5x (4.1x)
Total	$741,234

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 4. Fair Value Measurements  – (continued)

The following table presents the quantitative information about level 3 fair value measurements of our investments, as of September 30, 2012 (dollars in thousands):

	Fair value	Valuation techniques	Unobservable input	Range (weighted average)
Senior Secured First Lien Term Loan	$186,841	Market approach	Market yield	7.5% – 21.0% (14.1%)
Senior Secured Second Lien Term Loan	$157,015	Market approach	Market yield	11.3% – 16.0% (13.9%)
Senior Secured Notes	$42,213	Market approach	Market yield	10.1% – 14.9% (12.5%)
Equity/Warrants	$2,343	Enterprise valuation analysis	EBITDA multiple(1)	0.2x – 6.0x (4.0x)
Total	$388,412

(1)	Represents amounts used when the Company has determined that market participants would use such multiples when measuring the fair value of these investments.

The significant unobservable inputs used in the fair value measurement of the Company’s debt investments are market yields. Increases in market yields would result in lower fair value measurements.

The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company EBITDA multiples. Increases in EBITDA multiples in isolation would result in higher fair value measurements.

Note 5. Borrowings

As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

On November 16, 2012, we obtained exemptive relief from the SEC to permit us to exclude the debt of the SBIC LP guaranteed by the SBA from our 200% asset coverage test under the 1940 Act. The exemptive relief provides us with increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

Credit Facility

On August 4, 2011, the Company closed a four-year senior secured revolving credit facility (the “Revolving Facility”) led by ING Capital LLC with initial commitments of $60 million and a feature that provides for expansion of the Facility up to $125 million, subject to customary conditions.

On August 31, 2012, we entered into Amendment No. 1 to the Revolving Facility, and entered into a new senior secured term loan credit facility (the “Term Loan Facility,” and together with the Revolving Facility the “Facilities”), with ING Capital LLC.

Amendment No. 1 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $125.0 million to $132.5 million; permit the Term Loan Facility; and extend the maturity date from August 4, 2015 to August 31, 2016. Amendment No. 1 to the Revolving Facility also changes the interest rate of the Revolving Facility from (a) Eurocurrency loans from LIBOR + 3.75% per annum, with a 1% LIBOR floor, to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, LIBOR plus 3.75% per annum, with no LIBOR floor, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, LIBOR plus 3.25% per annum, with no LIBOR floor, and (b) alternative base rate loans based, or ABR, on 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 5. Borrowings  – (continued)

federal funds effective rate for such day plus 0.5%, LIBOR for a period of three months plus 1% or the ABR Floor of 2% to (i) when the Company’s stockholders’ equity is less than or equal to $350.0 million and the step-down condition is not satisfied, 2.75% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%, and (ii) when the Company’s stockholders’ equity exceeds $350.0 million and the step-down condition is satisfied, 2.25% per annum plus the greatest of the Prime Rate in effect on such day, the federal funds effective rate for such day plus 0.5% or LIBOR for a period of three months plus 1%. In addition to the stated interest expense, the Company is required to pay a commitment fee of between 0.50% and 1.00% depending on the usage level on any unused portion of the Revolving Facility. A significant percentage of our total assets have been pledged under the Revolving Facility to secure our obligations thereunder. The Revolving Facility contains commercially reasonable limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Revolving Facility also includes certain commercially reasonable requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder.

On September 25, 2012, the Company closed $5.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $137.5 million.

On December 7, 2012, we entered into Amendment No. 2 to the Revolving Facility, and entered into Amendment No. 1 to the Term Loan Facility.

Amendment No. 2 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $137.5 million to $182.0 million.

Amendment No. 1 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $55.0 million to $80.5 million. The Term Loan Facility matures on August 31, 2017 and bears interest at LIBOR plus 4.00% (with no LIBOR Floor, rounded upwards, if necessary, to the next 1/16 of 1%).

On January 23, 2013, we entered into Amendment No. 2 to the Term Loan Facility. Amendment No. 2 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $80.5 million to $100.0 million.

On January 23, 2013, the Company closed $18.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $200.0 million.

On March 28, 2013, we entered into Amendment No. 3 to the Revolving Facility, and entered into Amendment No. 3 to the Term Loan Facility.

Amendment No. 3 to each of the Revolving Facility and the Term Loan Facility amend certain provisions of the Facilities. In particular, the aggregate accordion feature permitting subsequent increases to the Facilities have been increased to an aggregate maximum amount of $400 million, an increase of $100 million from the prior limit of $300 million.

On March 28, 2013, the Company closed $9.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $209.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $105.0 million.

On April 18, 2013, the Company closed $1.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $210.0 million.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 5. Borrowings  – (continued)

On May 1, 2013, we entered into Amendment No. 4 to the Revolving Facility, and entered into Amendment No. 4 to the Term Loan Facility.

Amendment No. 4 to the Revolving Facility revised the Revolving Facility, to, among other things, increase the amount available for borrowing from $210.0 million to $230.0 million.

Amendment No. 4 to the Term Loan Facility revised the Term Loan Facility, to, among other things, increase the amount available for borrowing from $105.0 million to $115.0 million.

On September 25, 2013, the Company closed $15.0 million of additional commitment to the Revolving Facility resulting in total commitments to the Revolving Facility of $245.0 million and $5.0 million of additional commitment to the Term Facility resulting in total commitments to the Term Facility of $120.0 million.

As of September 30, 2013 and 2012, the carrying amount of our borrowings under the Facilities approximated the fair value of our debt obligations. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of our borrowings under the Facilities are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At September 30, 2013 and 2012, the Facilities would be deemed to be level 3, as defined in Note 4.

As of September 30, 2013, $3.8 million of financing costs related to the Revolving Facility and $2.1 million of financing costs related to the Term Loan Facility have been capitalized and are being amortized over their respective terms. For the year ended September 30, 2013, we recorded $8.0 million of interest and financing expenses related to the Facilities, of which $1.0 million was attributable to interest related to the Revolving Facility, $1.8 million to commitment fees related to the Revolving Facility, $4.1 million to interest related to the Term Loan Facility and $1.1 million of amortization of deferred financing costs related to the Facilities. As of September 30, 2013, there was $2.5 million and $120.0 million outstanding under the Revolving Facility and Term Loan Facility, respectively. For the year ended September 30, 2013, our weighted average outstanding debt balance and our weighted average stated interest rate on the Facilities were $122.4 million and 4.2%, respectively. As of September 30, 2012, $2.6 million of financing costs related to the Revolving Facility and $1.3 million of financing costs related to the Term Loan Facility had been capitalized and are being amortized over their respective terms. For the year ended September 30, 2012, we recorded $3.4 million of interest and financing expenses related to the Facilities, of which, $2.1 million was attributable to interest related to the Revolving Facility, $0.5 million to commitment fees related to the Revolving Facility, $0.2 million to interest related to the Term Loan Facility and $0.6 million of amortization of deferred financing costs related to the Facilities. As of September 30, 2012, there was $15.0 million outstanding under the Revolving Facility and $55.0 million outstanding under the Term Loan Facility. For the year ended September 30, 2012, our weighted average outstanding debt balance and our weighted average stated interest rate on the Facilities were $48.2 million and 4.8%, respectively.

Unsecured Notes

On March 21, 2012, the Company issued $40.0 million in aggregate principal amount of 7.125% unsecured notes that mature on March 30, 2019 (the “2019 Notes”). The 2019 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2015. The 2019 Notes bear interest at a rate of 7.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2012. The 2019 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCQ”.

On March 18, 2013, the Company issued $60.0 million in aggregate principal amount of 6.125% unsecured notes that mature on March 30, 2023 (the “2023 Notes,” and together with the 2019 Notes, the

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 5. Borrowings  – (continued)

“Unsecured Notes”). The 2023 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option on or after March 30, 2016. The 2023 Notes bear interest at a rate of 6.125% per year, payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning June 30, 2013. The 2023 Notes are listed on the New York Stock Exchange and trade thereon under the trading symbol “MCV”.

On March 26, 2013, the Company closed an additional $3.5 million in aggregate principal amount of the 2023 Notes, pursuant to the partial exercise of the underwriters’ option to purchase additional notes.

As of September 30, 2013, the carrying amount and fair value of the 2019 Notes was $40.0 million and $42.0 million, respectively. The carrying amount and fair value of the 2023 Notes was $63.5 million and $60.6 million, respectively. As of September 30, 2012, the carrying amount and fair value of the 2019 Notes was $40.0 million and $41.8 million, respectively. The fair values of our debt obligations are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Unsecured Notes, which are publicly traded, is based upon closing market quotes as of the measurement date . At September 30, 2013 and 2012, the Unsecured Notes would be deemed to be level 1, as defined in Note 4.

As of September 30, 2013, $1.5 million of financing costs related to the 2019 Notes and $2.1 million of financing costs related to the 2023 Notes have been deferred and are being amortized over their respective terms. For the year ended September 30, 2013, we recorded $5.2 million of interest and financing expenses related to the Unsecured Notes, of which $2.8 million to interest related to the 2019 Notes, $2.1 million to interest related to the 2023 Notes and $0.3 million of amortization of deferred financing costs related to the Unsecured Notes. As of September 30, 2013, $40.0 million and $63.5 million in aggregate principal amount of the 2019 Notes and the 2023 notes were outstanding, respectively. For the year ended September 30, 2013, our weighted average outstanding debt balance and our weighted average stated interest rate on the Unsecured Notes were $74.1 million and 6.7%, respectively. As of September 30, 2012, $1.5 million of financing costs related to the 2019 Notes had been capitalized and are being amortized over their respective terms. For year ended September 30, 2012, we recorded $1.5 million of interest expense and $0.1 million of amortization of deferred financing costs related to the Unsecured Notes. As of September 30, 2012, $40.0 million in aggregate principal amount of the 2019 Notes were outstanding. For the year ended September 30, 2012, our weighted average outstanding debt balance and our weighted average stated interest rate on the Unsecured Notes were $21.2 million and 7.1%, respectively.

SBA Debentures

On March 26, 2013, SBIC LP received an SBIC license from the SBA.

The SBIC license allows the SBIC LP to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities. The SBA, as a creditor, will have a superior claim to the SBIC LP’s assets over our stockholders in the event we liquidate the SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC LP upon an event of default.

SBA regulations currently limit the amount that the SBIC LP may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 5. Borrowings  – (continued)

As of September 30, 2013, SBIC LP had $50.0 million in regulatory capital and had $30.0 million SBA-guaranteed debentures outstanding. The interest rate on $5.0 million of outstanding debentures is fixed at an average annualized rate of 4.4%. The annualized interim financing rate on the remaining $25.0 million of outstanding debentures was 1.5% as of September 30, 2013. The interest rate on the $25.0 million of interim outstanding debentures will be fixed at the next pooling date, which is March 26, 2014.

As of September 30, 2013, the carrying amount of the SBA-guaranteed debentures approximated the fair value of our debt obligations. The fair values of the SBA-guaranteed debentures are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the SBA-guaranteed debentures are estimated based upon market interest rates for our own borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. At September 30, 2013, the Facilities would be deemed to be level 3, as defined in Note 4.

For the year ended September 30, 2013, we recorded $89,447 of interest and financing expenses related to the SBA guaranteed debenture, of which $36,108 was attributable to interest expense and $53,339 of amortization of commitment fee and upfront fees. As of September 30, 2013, the weighted average outstanding debt balance and the weighted average stated interest rate for all SBA-guaranteed debentures was $2.5 million and 1.5%, respectively.

Note 6. Agreements

Investment Management Agreement

On January 19, 2011, the Company entered into an investment management agreement (the “Management Agreement”) with MCC Advisors. Pursuant to the Management Agreement, MCC Advisors implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. MCC Advisors is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay MCC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. For the first quarter of our operations, the base management fee was calculated based on the initial value of our gross assets. Subsequently, the base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011. This waiver does not extend to periods subsequent to December 31, 2011.

The incentive fee consists of the following two parts:

The first, payable quarterly in arrears is based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20.0% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds a 2.0% (which is 8.0% annualized) hurdle rate, measured as a percentage value of the preceding calendar quarter’s net assets and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, MCC Advisors receives no incentive fee until our net investment income equals the hurdle rate of 2.0%, but then receives, as a “catch-up”, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 6. Agreements  – (continued)

calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if the hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or excise tax expense. Since the hurdle rate is fixed, as interest rates rise, it will be easier for the MCC Advisors to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Management Agreement, as of the termination date) and equals 20.0% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments are previously made to MCC Advisors.

The Company calculates incentive fee as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. Accordingly, the Company accrues a provisional incentive fee taking into account any unrealized gains. As the provisional incentive fee is subject to the performance of investments until there is a realization event, the amount of provisional incentive fee accrued at a reporting date may vary from the incentive fee that is ultimately paid, and the differences could be material.

For the years ended September 30, 2013, 2012 and 2011, the Company incurred net base management fees to MCC Advisors of $10.9 million, $5.5 million and $1.6 million, respectively. For the years ended September 30, 2013, 2012 and 2011, we incurred $11.6 million, $5.9 million and $0.7 million in incentive fees related to pre-incentive fee net investment income, respectively.

For the years ended September 30, 2013 and 2012, $6.9 million and $3.5 million was included in “Management and incentive fees payable,” in the accompanying consolidated statements of assets and liabilities.

Administration Agreement

On January 19, 2011, the Company entered into an administration agreement with MCC Advisors. Pursuant to this agreement, MCC Advisors furnishes us with office facilities and equipment, clerical, bookkeeping, recordkeeping and other administrative services related to the operations of the Company. We reimburse MCC Advisors for our allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staff. From time to time, our administrator may pay amounts owed by us to third-party service providers and we will subsequently reimburse our administrator for such amounts paid on our behalf. For the years ended September 30, 2013, 2012 and 2011, we incurred $2.5 million, $1.5 million and $0.9 million in administrator expenses, respectively.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 7. Related Party Transactions

Investment in Loan Participations

As discussed in Note 1, the Loan Assets contributed to the Company by MOF LP and MOF LTD upon consummation of the Company’s IPO were in the form of loan participations with an affiliated entity managed by affiliates of MCC Advisors. On June 30, 2011, the Company cancelled its participation agreements with an affiliate and executed loan assignment agreements for its investments in Allied Cash Holdings LLC, Applied Natural Gas Fuels, Inc., Bennu Glass, Inc., Velum Global Credit Management LLC and Water Capital USA, Inc. The Company is now a direct lender of record to these borrowers.

The Company holds its investment in Geneva Wood Fuels LLC through a participation agreement with an affiliated entity, which represents 0.6% of the Company’s investments as of September 30, 2013 and 1.7% as of September 30, 2012. By virtue of owning loans through a participation agreement, the Company has a contractual relationship with the affiliate, not the borrower. As a result, the Company is subject to the credit risk of the affiliate as well as that of the borrower. As of September 30, 2013 and 2012, the principal amount related to this loan participation was $8.2 million and $7.5 million, respectively. For the years ended September 30, 2013 and 2012, total investment income related to this loan participation was $0.7 million and $1.2 million, respectively.

Due to Affiliate

Due to affiliate consists of certain general and administrative expenses paid by an affiliate on behalf of the Company.

Other Related Party Transactions

Certain affiliates of MCC Advisors, Medley Capital LLC, their respective affiliates and some of their employees purchased in the IPO an aggregate of 833,333 shares of common stock at the initial public offering price per share of $12.00. The Company received the full proceeds from the sale of these shares, and no underwriting discounts or commissions were paid in respect of these shares.

On February 23, 2012, MOF LTD and MOF LP sold 4,406,301 shares of common stock at a price of $11.13 per share. The Company did not receive any of the proceeds of the sale of these shares. In April and May 2012, MOF LTD and MOF LP distributed the remaining 946,293 shares of common stock to their investors and as of June 30, 2012, MOF LTD and MOF LP collectively no longer own shares of our common stock.

Certain employees of Medley Capital LLC, an affiliate of the Company, serve as senior corporate officers of Velum Global Credit Management LLC.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 8. Commitments and Contingencies

As of September 30, 2013, we had commitments under loan and financing agreements to fund up to $33.1 million to six portfolio companies. These commitments are primarily composed of senior secured term loans and a revolver. As of September 30, 2012, we had commitments under loan and financing agreements to fund up to $17.3 million to six portfolio companies. These commitments are primarily composed of senior secured term loans and preferred equity. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with covenants and certain operational metrics. The terms of the borrowings and financings subject to commitment are comparable to the terms of other loan and equity securities in our portfolio. A summary of the composition of the unfunded commitments for the years ended September 30, 2013 and 2012 is show in the table below (dollars in thousands):

	Year ended September 30, 2013	Year ended September 30, 2012
Red Skye Wireless LLC	$15,000	$—
Lydell Jewelry Design Studio LLC	5,928	—
DLR Restaurants LLC	4,177	—
DreamFinders Homes LLC – Term Loan B	2,723	—
DreamFinders Homes LLC – Term Loan A	2,500	—
Tenere Acquisition Corp.	2,000	—
Physicians Care Alliance LLC – Revolver	767	—
Prestige Industries LLC	—	6,240
Gulf Coast Atlantic Corporation	—	3,938
Calloway Laboratories, Inc.	—	3,000
American Gaming Systems LLC	—	1,240
Welocalize Inc. – Term Loan B	—	1,112
Welocalize Inc. – Term Loan A	—	977
Meridian Behavioral Health, LLC	—	750
Total	$33,095	$17,257

Note 9. Other fee income

The other fee income consists of origination/closing fee, amendment fee, prepayment penalty, administrative agent fee, transaction break-up fee and other miscellaneous fees. The following table summarizes the Company’s other fee income for the years ended September 30, 2013, 2012, and 2011 (dollars in thousands):

	For the years ended September 30
	2013	2012	2011
Origination fee	$10,280,442	$5,378,527	$1,703,386
Prepayment fee	3,343,425	121,956	—
Amendment fee	1,419,708	406,939	—
Transaction break-up fee	200,000	123,000	—
Administrative agent fee	276,038	85,452	6,352
Other fees	315,207	49,519	55,000
Other fee income	15,834,820	6,165,393	1,764,738

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 10. Directors Fees

The independent directors receive an annual fee of $35,000. They also receive $7,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $25,000 and the chairman of each other committee receives an annual fee of $10,000 for their additional services in these capacities. In addition, other members of the audit committee receive an annual fee of $12,500 and other members of each other committee receive an annual fee of $6,000. No compensation is paid to directors who are “interested persons” of the Company (as such term is defined in the 1940 Act). For the years ended September 30, 2013, 2012 and 2011, we accrued $0.5 million, $0.5 million and $0.4 million for directors’ fees expense, respectively.

Note 11. Earnings Per Share

In accordance with the provisions of ASC Topic 260 — Earnings per Share (“ASC 260”), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended September 30, 2013, 2012, and 2011 (dollars in thousands except share and per share amounts):

Basic and diluted	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Net increase in net assets from operations	$39,418	$22,404	$9,534
Weighted average common shares outstanding	30,246,247	17,919,310	17,258,215
Earnings per common share-basic and diluted	$1.30	$1.25	$0.55

Note 12. Financial Highlights

The following is a schedule of financial highlights for the years ended September 30, 2013, 2012, and 2011:

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Per share data:
Net asset value per share at beginning of year	$12.52	$12.57	$(0.01)
Net investment income(1)	1.53	1.31	0.56
Net realized gains on investments	0.01	0.00	0.01
Net unrealized appreciation/(depreciation) on investments	(0.24)	(0.06)	(0.01)
Net increase in net assets	1.30	1.25	0.56
Distributions declared from net investment income	(1.45)	(1.20)	(0.37)
Distributions declared from net realized gains	—	—	—
Total distributions to stockholders	(1.45)	(1.20)	(0.37)
Issuance of common stock, net of underwriting costs	0.28	(0.02)	12.47
Offering costs	(0.02)	(0.01)	(0.08)
Other(2)	0.07	(0.07)	0.00
Total capital share transactions	0.33	(0.10)	12.39

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 12. Financial Highlights  – (continued)

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Net asset value at end of year	$12.70	$12.52	$12.57
Net assets at end of year	$509,834,455	$289,339,231	$217,652,696
Shares outstanding at end of year	40,152,904	23,110,242	17,320,468
Per share market value at end of year	$13.79	$14.07	$10.08
Total return based on market value(3)	9.01%	54.58%	(13.09)%
Total return based on net asset value(4)	12.83%	10.30%	4.38%
Portfolio turnover rate	25.25%	25.39%	1.37%

The following is a schedule of ratios and supplemental data for the years ended September 30, 2013, 2012, and 2011:

	Year ended September 30, 2013	Year ended September 30, 2012	Year ended September 30, 2011
Ratios: (5)(6)
Ratio of net investment income net of management fee waiver to average net assets	11.19%	9.96%	6.46%
Ratio of total expenses net of management fee waiver to average net assets	10.27%	8.90%	3.31%
Ratio of incentive fees to average net assets	2.80%	2.49%	0.48%
Supplemental Data:
Ratio of operating expenses net of management fee waiver and credit facility related expenses to average net assets	7.47%	6.39%	2.83%
Average debt outstanding(7)	$198,994,397	$69,375,137	$—
Average debt outstanding per common share	$6.58	$3.87	$—
Asset coverage ratio per unit(8)	3,256	3,630	N/A
Average market value per unit
Facilities(9)	N/A	N/A	N/A
SBA debentures(9)	N/A	N/A	N/A
Notes due 2019	$25.61	$25.47	N/A
Notes due 2023	$23.74	N/A	N/A

(1)	Net investment income based on total weighted average common stock outstanding equals $1.53 per share for the year ended September 30, 2013 and net investment income excluding management fee waiver based on total weighted average common stock outstanding equals $1.31 per share and $0.50 per share for the years ended September 30, 2012 and 2011, respectively. MCC Advisors agreed to waive the base management fee payable with respect to cash and cash equivalents held by the Company through December 31, 2011.
(2)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 12. Financial Highlights  – (continued)

(4)	Total annual return is historical and assumes changes in net assets value, reinvestments of all dividends and distributions at prices obtained under the Company’s dividend reinvestment plan, and no sales change for the period.
(5)	Ratios are annualized.
(6)	For the year ended September 30, 2012, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees, credit facility related expenses and total expenses to average net assets is 9.95%, 4.29%, 2.49%, 2.12% and 8.92%, respectively. For the year ended September 30, 2011, excluding the management fee waiver, the ratio of net investment income, operating expenses, incentive fees, credit facility related expenses and total expenses to average net assets is 5.74%, 3.44%, 0.48%, 0.11% and 4.03%, respectively.
(7)	Based on daily weighted average balance of debt outstanding during the period.
(8)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(9)	The Facilities and SBA debentures are not registered for public trading.

Note 13. Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by our board of directors.

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have its dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.

The following table summarizes the Company’s dividend declarations and distributions during the years ended September 30, 2013 and 2012:

Date Declared	Record Date	Payment Date	Amount Per Share
For the year ended September 30, 2013
11/1/2012	11/23/2012	12/14/2012	0.36
1/30/2013	2/27/2013	3/15/2013	0.36
5/1/2013	5/24/2013	6/14/2013	0.36
7/31/2013	8/23/2013	9/13/2013	0.37
			$1.45

Date Declared	Record Date	Payment Date	Amount Per Share
For the year ended September 30, 2012
11/29/2011	12/15/2011	12/30/2011	0.25
2/2/2012	2/24/2012	3/15/2012	0.28
5/2/2012	5/25/2012	6/15/2012	0.31
8/2/2012	8/24/2012	9/14/2012	0.36
			$1.20

MEDLEY CAPITAL CORPORATION

Notes to Consolidated Financial Statements
September 30, 2013

Note 14. Selected Quarterly Financial Data (Unaudited)

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012
Total investment income	$27,473	$23,591	$20,207	$17,719
Net investment income	14,355	12,030	10,396	9,617
Net realized and unrealized gain (loss)	770	(8,873)	1,127	(4)
Net increase (decrease) in members’ equity/net assets resulting from operations(2)	15,125	3,157	11,523	9,613
Earnings per share	0.43	0.10	0.40	0.39
Net asset value per common share at year end	$12.70	$12.65	$12.73	$12.69

	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Total investment income	$14,065	$12,252	$9,973	$8,229
Net investment income	7,103	6,208	5,409	4,791
Net realized and unrealized gain (loss)	234	(1,368)	429	(402)
Net increase (decrease) in members’ equity/net assets resulting from operations (2)	7,337	4,840	5,838	4,389
Earnings per share	0.37	0.28	0.34	0.25
Net asset value per common share at year end	$12.52	$12.60	$12.63	$12.57
Total investment income	$6,891	$4,899	$2,779	$—
Net investment income	4,427	3,555	1,743	(97)
Net realized and unrealized gain (loss)	(493)	399	—	—
Net increase (decrease) in members’ equity/net assets resulting from operations(2)	3,934	3,954	1,743	(97)
Earnings per share	0.23	0.23	0.10	N/A
Net asset value per common share at year end	$12.57	$12.55	$12.48	N/A

(1)	The Company’s common stock commenced trading on the New York Stock Exchange on January 20, 2011. There was no established public trading market for the stock prior to that date.
(2)	Ending balance may not sum due to rounding.

Note 15. Subsequent Events

Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the Consolidated Financial Statements as of and for the year ended September 30, 2013, except as disclosed below.

On October 30, 2013, the Company’s board of directors declared a quarterly dividend of $0.37 per share payable on December 13, 2013, to stockholders of record at the close of business on November 22, 2013.

6,000,000 Shares

MEDLEY CAPITAL CORPORATION

Joint Book-Running Managers

Goldman, Sachs & Co.
Barclays
Credit Suisse
J.P. Morgan

Co-Managers

BB&T Capital Markets
Janney Montgomery Scott
Ladenburg Thalmann & Co. Inc.
MLV & Co.
Gilford Securities Incorporated
Maxim Group LLC
National Securities Corporation

PROSPECTUS

April 23, 2014